UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-3416

THE CALVERT FUND
(Exact name of registrant as specified in charter)

4550 Montgomery Avenue
Suite 1000N
Bethesda, Maryland 20814
(Address of Principal Executive Offices)

William M. Tartikoff, Esq.
4550 Montgomery Avenue
Suite 1000N
Bethesda, Maryland 20814
(Name and Address of Agent for Service)

Registrant's telephone number, including area code: (301) 951-4800

Date of fiscal year end: September 30

Date of reporting period: Six months ended March 31, 2008

Item 1. Report to Stockholders.


Calvert
Investments that make a difference®

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March 31, 2008
Semi-Annual Report
Calvert New Vision
Small Cap Fund

Calvert
Investments that make a difference®

A UNIFI Company

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President's Letter
1

Social Update
4

Portfolio Management Discussion
6

Shareholder Expense Example
10

Statement of Net Assets
12

Statement of Operations
17

Statements of Changes in Net Assets
18

Notes to Financial Statements
19

Financial Highlights
24

Explanation of Financial Tables
29

Proxy Voting and Availability of Quarterly Portfolio Holdings
31

Basis for Board's Approval of Investment Advisory Contracts
31

Dear Shareholder:

The six months ended March 31, 2008 featured deep turmoil in the financial markets in response to the subprime mortgage crisis, with steep declines in the equity markets. Investors continued to be spooked by the credit crunch, worries about an economic slowdown or recession, and oil prices that exceeded $110 per barrel. Against this backdrop, Calvert's socially responsible equity portfolio managers continued to face significant market headwinds. As oil prices remained high, energy stocks have fared well and persistent problems in the Financial sector continued to hamper stock performance in that arena. Working in our favor, however, was a flight to quality as investors favored stocks with dependable earnings and dividends.

By the numbers, the broad-market equity benchmark Standard & Poor's 500 Index returned -12.46% from October 1, 2007 through March 31, 2008. The Russell 1000 Index of large-cap stocks returned -12.41% over the six months, while the small-cap benchmark Russell 2000 Index posted a -14.02% return. Stocks outside the U.S. fared slightly better during the reporting period but still lost significant ground. The Citigroup/S&P World ex-U.S. Extended Market Index, a benchmark for foreign stocks, returned -11.24%.

Fed Takes Aggressive Action

The Federal Reserve has taken a nearly unprecedented series of actions to stabilize the financial markets and reassure investors. The Fed moved aggressively to add liquidity to the financial system and reduced its target federal funds rate by a total of 2.5 percentage points. Even more significant than the central bank's loosening of monetary policy were its actions in March, when it orchestrated a buyout of investment firm Bear Stearns to prevent it from abruptly going out of business. Although some say that the Fed essentially bailed out Bear Stearns and other financial firms from their overly aggressive risk-taking, the Fed's actions did prove effective, stabilizing the financial system and providing some confidence to investors.

Flight to Quality

Amid the market turbulence, no style of equity investment was truly dominant during the six-month period. In the fourth quarter of 2007, growth stocks generally outperformed value shares in a continuation of a trend that lasted for most of 2007. However, in the first quarter of 2008 that trend reversed and value stocks started to perform better than growth companies.

In terms of sector performance during the reporting period, most stock sectors lost value. Financial stocks had some of the most precipitous declines as investors remain extremely wary about the subprime mortgage exposures of banks and other financial companies. However, some stocks in other market sectors may be underpriced in light of their long-term value. In recent years, investors had been irrationally paying as much for riskier stocks as for higher-quality stocks in the hopes of earning a little more return. Now, in this more cautious environment, we see opportunities for the higher-quality stocks largely favored in our equity portfolios to shine.

Climate Change, Sudan Inroads

Shareholder advocacy means using our position as an owner in a company to push for improved corporate performance. Calvert routinely engages companies, policymakers, and other investors on critical governance and sustainability challenges. For 2008, Calvert is off to a strong start for the proxy voting season. To date, we have filed 25 resolutions and co-filed another four resolutions on our core issues (e.g., climate change, diversity, and disclosure) as well as the Sudan, privacy rights, and product safety. Overall, of the 29 submitted, 16 have thus far been withdrawn after the company involved agreed to address our concerns. For more information on the proxy votes, please visit www.calvert.com, select the "Socially Responsible Investing" tab and click on "Shareholder Advocacy."

Sudan Divestment

Calvert's continued partnership with the Sudan Divestment Task Force and the Save Darfur Coalition takes a variety of approaches to working to end this humanitarian crisis. As part of a coalition, we have filed shareholder resolutions calling on six major Wall Street firms that are among the largest U.S. shareholders of foreign oil companies to push Sudan to end the violence in Darfur.

In addition, Calvert was the only investment firm to submit a comment letter to the Securities and Exchange Commission (SEC) during the period it considered implementing regulations related to mutual funds' divestment from the Sudan. The SEC rule that went into effect on April 30 included "safe harbor" legal protections for mutual funds under the Sudan Accountability and Divestment Act that President Bush signed into law on December 31. Calvert lobbied the SEC to require strong disclosure requirements for mutual funds regarding any continued ownership of companies with operations in the Sudan and links to the country's government, which the SEC adopted in its rule.

In our March 14 comment letter, Calvert assistant vice president and associate general counsel Ivy Wafford Duke wrote "...it is the right of investors to ensure that their investments do not support genocide and do support peace and security in the Sudan. Full and complete disclosure by divesting companies helps advance this effort." We were gratified that the SEC incorporated this and several other provisions advanced by Calvert into its new rule.

Maintain a Long-Term View

In tough markets, investors should pay close attention to corporate fundamentals and sustainable business practices. The type of bottom-up, fundamental analysis that many of Calvert's portfolio managers conduct tends to favor companies that exhibit sustainable business practices and long-term financial performance.

The financial markets will probably continue to be volatile for at least the next few months, so it's important that you maintain a long-term view in terms of your investments and not get swept up in the day-to-day fluctuations in the market. Your financial advisor is an excellent source of guidance, so please continue to consult with him or her about your investment plan.

As always, thank you for your continued confidence in Calvert's investment products.

Sincerely,

Barbara J. Krumsiek
President and CEO
Calvert Group, Ltd.
April 2008

Social Update
from the Calvert Social Research Department

The work of Calvert's Social Research Department and our unique investment programs continue to demonstrate Calvert's leadership in socially responsible investment practices. This Social Update highlights key initiatives and involvement for the six-month reporting period ended March 31, 2008.

Renewable Energy

Last fall, Calvert collaborated with the Investor Network on Climate Risk policy working group (coordinated by Ceres) to create legislation that will establish incentives to improve energy efficiency, accelerate renewable energy, and boost vehicle fuel economy standards. In February, we also testified at the Maryland House of Delegates in support of its Global Warming Solutions Act. And in March, we participated in a "Policy Tour" organized by the Clean Technology and Sustainable Industries Organization to impress upon legislators the importance of policies that will encourage the growth of a clean technology and sustainable energy industry in the U.S.

Indigenous Peoples' Rights

To encourage the participation of Native American leaders in Indigenous Peoples' rights advocacy activities, Calvert co-sponsored a one-day pre-conference event at the annual SRI in the Rockies conference called "Native American Leaders for SRI" with the Indigenous Peoples Task Force of the Social Investment Forum. The unprecedented American Indian engagement at the event brought together leaders from 13 American Indian Tribes with socially responsible investment practitioners (money managers, community investors, and social researchers).

Subprime Lending

Calvert has developed an advocacy plan in response to the subprime mortgage crisis to persuade mortgage lenders across the industry to adopt transparent, responsible lending policies--which we believe will reduce the number of risky loans to borrowers who are the least able to repay.

Special Equities

A modest but important portion of certain Funds is allocated to venture capital investment in innovative companies that are developing for-profit products or services that address important social or environmental issues. We recently increased our investment in groSolar (Global Resource Options, Inc.), a Vermont-based installer of solar cells and panels. Since our first purchase, the company acquired Energy Outfitters in December 2006, and now has a broad solar distribution network in North America.1

Given the success of our investment in the China Environment Fund II (2004), we have invested with the same team for the China Environment Fund III.1 Both funds have the same core philosophy and approach, but the holdings vary because of changing market conditions and events. Calvert was the only U.S. investor to participate in the China Environment Fund II, and its success has encouraged more interest in cleantech companies within China.

Community Investments

Many of our Funds participate in Calvert's High Social Impact Investment (HSII) program, which is administered through the Calvert Social Investment Foundation. This community investment program may allocate up to 3% of Fund assets at below-market interest rates to investments that provide economic opportunity for struggling populations.2

During the reporting period, the Calvert Social Investment Foundation made its first loan in the local currency to microfinance organization EDPYME Edyficar in Peru. This enables us to make the loan without passing on the risk that the dollar will be devalued, effectively reducing the amount of the loan.

Given the current economic environment in the U.S., it's also notable that the Foundation's Affordable Housing Portfolio continues to provide affordable financing and homes to low-income communities while avoiding the delinquencies and foreclosure rates common among conventional mortgage banking providers. The Portfolio currently holds $20 million in loans to 36 successful, nationally recognized nonprofit housing developers and lenders.

We appreciate your investment in Calvert mutual funds and will continue to manage your investments with an eye on both financial performance and corporate integrity.

1. As of March 31, 2008, groSolar (Global Resource Options, Inc.) was 0.26% of CSIF Equity Portfolio; China Environment Fund II (2004) was 0.01% of CSIF Equity Portfolio and 0.02% of Calvert World Values International Equity Fund; and China Environment Fund III was 0.01% of Calvert Large Cap Growth Fund.

2. As of March 31, 2008, Calvert Social Investment Foundation Community Investment Notes represented the following percentages of Fund net assets: Calvert Capital Accumulation Fund, 1.19%; Calvert World Values International Equity Fund, 0.67%; Calvert New Vision Small Cap Fund, 1.07%; and Calvert Large Cap Growth Fund, 0.20%. All holdings are subject to change without notice. The Calvert Social Investment Foundation is a 501(c)(3) nonprofit organization. The Foundation's Community Investment Note Program is not a mutual fund and should not be confused with any Calvert Group-sponsored-investment product.

Portfolio Statistics
March 31, 2008

Investment Performance
(total return at NAV*)
	6 Months ended 3/31/08	12 Months ended 3/31/08
Class A	(18.17%)	(14.08%)
Class B	(18.54%)	(14.95%)
Class C	(18.45%)	(14.79%)
Class I	(17.84%)	(13.38%)
Russell 2000 Index**	(14.02%)	(13.00%)
Lipper Small-Cap Core Funds Avg.	(14.98%)	(13.30%)

Ten Largest Stock Holdings
	% of Net Assets
Watson Wyatt Worldwide, Inc.	5.2%
priceline.com, Inc.	4.4%
Robbins & Myers, Inc.	3.4%
Calgon Carbon Corp.	3.2%
Amedisys, Inc.	3.0%
Applied Industrial Technologies, Inc.	3.0%
Hornbeck Offshore Services, Inc.	2.6%
RLI Corp.	2.4%
Valmont Industries, Inc.	2.3%
AMERIGROUP Corp.	2.2%
Total	31.7%

Economic Sectors
	% of Total Investments
Consumer Discretionary	13.5%
Consumer Staples	2.2%
Energy	4.5%
Exchange Traded Funds	0.3%
Financials	17.0%
Health Care	11.0%
Industrials	26.0%
Information Technology	12.8%
Materials	7.3%
Telecommunication Services	0.9%
U.S. Government Agency Obligations	2.0%
Utilities	2.5%
Total	100%

Portfolio Management Discussion

John Montgomery
of Bridgeway Capital Management

Performance

For the six-month reporting period ended March 31, 2008, Calvert New Vision Small Cap Fund Class A shares (at NAV) returned -18.17% versus the Russell 2000® Index, which returned -14.02%. The Fund's underperformance was primarily due to a combination of stock selection and sector weighting.

Investment Climate

What began with a summer of subprime mortgage woes became a fall and winter of increasingly cold, hard market declines. This six-month period was plagued by talks of recession, the continued credit crisis, and the impending collapse of investment giant Bear Stearns--which led the Federal Reserve to orchestrate the firm's sale to JPMorgan Chase. All of these factors led to heavy volatility in the stock market, which ultimately ended the period well below where it started. In the end, stocks from large to small, and growth to value, declined--with growth stocks feeling the most pain, especially during the first three months of 2008.

*Investment performance/return at NAV does not reflect the deduction of the Fund's maximum 4.75% front-end sales charge or any deferred sales charge.

**Source: Lipper Analytical Services, Inc.

Portfolio Statistics
March 31, 2008

Average Annual Total Returns
(with max. load)
Class A Shares
One year	(18.17%)
Five year	4.10%
Ten year	0.80%

Class B Shares
One year	(19.21%)
Five year	3.98%
Ten year	0.30%

Class C Shares
One year	(15.64%)
Five year	4.28%
Ten year	0.46%

Portfolio Statistics
March 31, 2008

Average Annual Total Returns
Class I Shares*
One year	(13.38%)
Five year	6.34%
Since inception	5.58%
(2/26/99)

Performance Comparison

Comparison of change in value of $10,000 investment.

*Note Regarding Class I Shares Total Returns: There were times during the reporting period when there were no shareholders in Class I. For purposes of reporting Average Annual Total Return, Class A performance at NAV (i.e. does not reflect deduction of the Class A front-end sales charge) is used during these periods in which there were no shareholders in Class I. For purposes of this Average Annual Total Return, the Class A performance at NAV was used during the periods January 18, 2002 through January 30, 2003 and March 12, 2003 through July 31, 2003.

Average annual total returns in the Portfolio Statistics above and the Performance Comparison line graph are with maximum load deducted -- they assume reinvestment of dividends and reflect the deduction of the Fund's maximum 4.75% front-end sales charge, or deferred sales charge as applicable. No sales charge has been applied to the index used for comparison. However, the Lipper average does reflect the deduction of the category's average front-end sales charge. The value of an investment in Class A & C shares is plotted in the line graph. The value of an investment in another class of shares would be different. The graph and table do not reflect the deduction of taxes that a shareholder would pay on the Fund's distributions or the redemption of Fund shares. Past performance is no guarantee of future results. New subadvisor assumed management of the Fund effective March 2007, and previously in June 2005.

**Source: Lipper Analytical Services, Inc.

Based on Morningstar data, the performance of our investment style, small-cap core, varied during the period. In the fourth quarter of 2007, it had the worst performance of any market segment. But in the first quarter of 2008, growth-style stocks in all capitalizations finished at the bottom.

The Fund's benchmark, the Russell 2000 Index, contains both value and growth stocks from the general small-cap universe. Therefore, the Fund's recent tendency toward owning more "growthy" stocks hurt our relative performance.

Portfolio Strategy

What Worked Well

An underweight to Industrials and Utilities, coupled with good stock selection in Consumer Staples and Industrials, helped performance. True to the design of our investment management process, the smaller, more aggressive, active component of the portfolio underperformed as the market declined, while the larger, low-turnover, core component provided slightly more stability during the market turmoil.

Our best performers for the period represented a variety of industries. At the top was lighting manufacturer Genlyte Group, which climbed 46.8%, followed by FTI Consulting, which was up 40.7%.1 Human resources consultancy Watson Wyatt Worldwide increased 26.3% and is now our single largest holding. Other strong performers included Priceline.com and Datascope, a diversified medical device company.

What Didn't Work Well

Poor stock selections in Consumer Discretionary and Information Technology--as well as an underweighting to the latter--hurt overall Fund performance. We liquidated our position in four of the stocks on the 10 worst performers list during the period. Disappointing domestic sales drove mattress and pillow company Tempur-Pedic International down 69.2%. Other poor performers included technology firm Anadigics, clinical software provider Allscripts Healthcare Solutions, trendy footwear manufacturer Crocs, and DealerTrack Holdings, which creates online data solutions for the auto industry.

Outlook

We are disappointed that our first full year as sub-advisor for the New Vision Small Cap Fund ended with a return that trailed the Index by one percentage point. However, we feel confident that we can improve the longer-term performance record of this Fund by continuing to employ the same disciplined approach to investment management.

April 2008

1. All returns shown for individual holdings reflect that part of the reporting period the holdings were held.

As of March 31, 2008, the following companies represented the following percentages of Fund net assets: Genlyte 0%, FTI Consulting 1.96%, Watson Wyatt 5.22%, Priceline.com 4.40%, Datascope 1.20%, Tempur-Pedic 0.46%%, Anadigics 0.59%, Allscripts Healthcare Solutions 0%, CROCS 1.42%, and DealerTrack Holdings 0%. All holdings are subject to change without notice.

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges and redemption fees; and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (October 1, 2007 to March 31, 2008).

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 10/1/07	Ending Account Value 3/31/08	Expenses Paid During Period* 10/1/07 - 3/31/08
Class A
Actual	$1,000.00	$818.80	$7.96
Hypothetical	$1,000.00	$1,016.24	$8.83
(5% return per year before expenses)
Class B
Actual	$1,000.00	$814.60	$12.55
Hypothetical	$1,000.00	$1,011.16	$13.91
(5% return per year before expenses)
Class C
Actual	$1,000.00	$815.50	$11.80
Hypothetical	$1,000.00	$1,012.00	$13.08
(5% return per year before expenses)
Class I
Actual	$1,000.00	$822.20	$4.19
Hypothetical	$1,000.00	$1,020.40	$4.65
(5% return per year before expenses)

* Expenses are equal to the Fund's annualized expense ratio of 1.75%, 2.77%, 2.60%, and 0.92% for Class A, Class B, Class C, and Class I, respectively, multiplied by the average account value over the period, multiplied by 183/366.

Statement of Net Assets
March 31, 2008
Equity Securities - 97.9%	Shares	Value
Biotechnology - 2.1%
Alexion Pharmaceuticals, Inc.*	19,700	$1,168,210
OSI Pharmaceuticals, Inc.*	28,500	1,065,615
		2,233,825

Capital Markets - 5.6%
Greenhill & Co., Inc.	24,500	1,704,220
optionsXpress Holdings, Inc.	110,850	2,295,704
TradeStation Group, Inc.*	233,952	1,993,271
		5,993,195

Chemicals - 4.3%
Calgon Carbon Corp.*	222,700	3,351,635
H.B. Fuller Co.	60,100	1,226,641
		4,578,276

Commercial Services & Supplies - 9.2%
FTI Consulting, Inc.*	29,300	2,081,472
Layne Christensen Co.*	31,800	1,113,636
School Specialty, Inc.*	34,100	1,075,514
Watson Wyatt Worldwide, Inc.	97,855	5,553,271
		9,823,893

Communications Equipment - 2.9%
Comtech Telecommunications Corp.*	27,000	1,053,000
Tekelec*	159,900	1,990,755
		3,043,755

Computers & Peripherals - 0.3%
Novatel Wireless, Inc.*	35,000	338,800

Construction & Engineering - 1.4%
Perini Corp.*	41,200	1,492,676

Construction Materials - 1.1%
Headwaters, Inc.*	87,100	1,148,849

Consumer Finance - 1.9%
World Acceptance Corp.*	63,360	2,018,016

Diversified Consumer Services - 3.1%
Bright Horizons Family Solutions, Inc.*	33,715	1,451,094
Strayer Education, Inc.	12,100	1,845,250
		3,296,344

Diversified Financial Services - 2.1%
Portfolio Recovery Associates, Inc.	52,045	2,232,210

Equity Securities - Cont'd	Shares	Value
Diversified Telecommunication Services - 0.9%
Shenandoah Telecom Co.	62,800	$931,952

Electrical Equipment - 0.9%
Woodward Governor Co.	34,800	929,856

Electronic Equipment & Instruments - 2.8%
Multi-Fineline Electronix, Inc.*	46,400	870,928
PC Connection, Inc.*	150,200	1,189,584
ScanSource, Inc.*	25,800	933,702
		2,994,214

Energy Equipment & Services - 4.6%
Hornbeck Offshore Services, Inc.*	60,300	2,753,901
Superior Energy Services, Inc.*	53,420	2,116,500
		4,870,401

Food Products - 1.2%
Flowers Foods, Inc.	52,050	1,288,238

Gas Utilities - 2.5%
New Jersey Resources Corp.	45,150	1,401,908
WGL Holdings, Inc.	40,600	1,301,636
		2,703,544

Health Care Equipment & Supplies - 2.4%
Datascope Corp.	30,800	1,276,044
Meridian Bioscience, Inc.	39,500	1,320,485
		2,596,529

Health Care Providers & Services - 5.6%
Amedisys, Inc.*	81,819	3,218,759
AMERIGROUP Corp.*	86,385	2,360,902
RehabCare Group, Inc.*	26,800	402,000
		5,981,661

Health Care Technology - 1.0%
Allscripts Healthcare Solutions, Inc.*	102,203	1,054,735

Household Durables - 0.5%
Tempur-Pedic International, Inc.	44,600	490,600

Insurance - 5.4%
Amerisafe, Inc.*	74,900	946,736
HCC Insurance Holdings, Inc.	50,175	1,138,471
Philadelphia Consolidated Holding Corp.*	35,366	1,138,785
RLI Corp.	51,800	2,567,726
		5,791,718

Internet & Catalog Retail - 6.4%
NetFlix, Inc.*	35,200	1,219,680
PetMed Express, Inc.*	76,800	851,712
priceline.com, Inc.*	38,712	4,678,732
		6,750,124

Equity Securities - Cont'd	Shares	Value
Internet Software & Services - 1.0%
Interwoven, Inc.*	98,600	$1,053,048

IT Services - 1.2%
MAXIMUS, Inc.	33,900	1,244,469

Leisure Equipment & Products - 1.1%
Callaway Golf Co.	82,500	1,211,100

Machinery - 10.0%
Actuant Corp.	60,000	1,812,600
Columbus McKinnon Corp.*	24,000	743,520
Robbins & Myers, Inc.	112,302	3,666,660
Toro Co.	49,755	2,059,360
Valmont Industries, Inc.	27,300	2,399,397
		10,681,537

Marine - 0.9%
American Commercial Lines, Inc.*	59,900	946,420

Metals & Mining - 2.0%
Compass Minerals International, Inc.	36,600	2,158,668

Personal Products - 1.0%
NBTY, Inc.*	35,715	1,069,664

Semiconductors & Semiconductor Equipment - 1.7%
Amkor Technology, Inc.*	107,000	1,144,900
Anadigics, Inc.*	96,400	632,384
		1,777,284

Software - 3.2%
MICROS Systems, Inc.*	62,630	2,108,126
SPSS, Inc.*	33,700	1,306,886
		3,415,012

Specialty Retail - 1.3%
Gymboree Corp.*	34,100	1,359,908

Textiles, Apparel & Luxury Goods - 1.4%
Crocs, Inc.*	86,620	1,513,251

Thrifts & Mortgage Finance - 1.0%
Trustco Bank Corp. NY	114,993	1,022,288

Trading Companies & Distributors - 3.9%
Applied Industrial Technologies, Inc.	107,400	3,210,186
WESCO International, Inc.*	25,405	927,028
		4,137,214

Total Equity Securities (Cost $103,578,394)		104,173,274

Exchange Traded Funds - 0.3%	Shares	Value
iShares Russell 2000 Index Fund	4,410	$302,129

Total Exchange Traded Funds (Cost $348,390)		302,129

	Principal
Certificates of Deposit - 0.1%	Amount
ShoreBank, 3.00%, 2/11/09 (b)(k)	$100,000	99,750

Total Certificates of Deposit (Cost $100,000)		99,750

High Social Impact Investments - 1.1%
Calvert Social Investment Foundation Notes, 3.00%, 7/1/10 (b)(i)(r)	1,151,905	1,138,071

Total High Social Impact Investments (Cost $1,151,905)		1,138,071

U.S. Government Agencies and Instrumentalities - 2.1%
Federal Home Loan Bank Discount Notes, 4/1/08	2,200,000	2,200,000

Total U.S. Government Agencies and Instrumentalities
(Cost $2,200,000)		2,200,000

TOTAL INVESTMENTS (Cost $107,378,689) - 101.5%		107,913,224
Other assets and liabilities, net - (1.5%)		(1,573,108)
Net Assets - 100%		$106,340,116

Net Assets Consist of:
Paid-in capital applicable to the following shares of beneficial interest, unlimited number of no par value shares authorized:
Class A: 5,437,595 shares outstanding		$83,573,518
Class B: 656,050 shares outstanding		8,833,860
Class C: 820,697 shares outstanding		11,795,205
Class I: 640,219 shares outstanding		11,076,602
Undistributed net investment income (loss)		(682,399)
Accumulated net realized gain (loss) on investments		(8,791,205)
Net unrealized appreciation (depreciation) on investments		534,535

Net Assets		$106,340,116

Net Asset Value Per Share:
Class A (based on net assets of $77,657,013)		$14.28
Class B (based on net assets of $8,356,848)		$12.74
Class C (based on net assets of $10,592,038)		$12.91
Class I (based on net assets of $9,734,217)		$15.20

	Acquisition
Restricted Securities	Date	Cost
Calvert Social Investment Foundation Notes,
3.00%, 7/1/10	7/2/07	$1,151,905

* Non-income producing security.

(b) This security was valued by the Board of Trustees. See Note A.

(i) Restricted securities represent 1.1% of net assets of the Fund.

(k) These certificates of deposit are fully insured by agencies of the federal government.

(r) The coupon rate shown on floating or adjustable rate securities represents the rate at period end.

See notes to financial statements.

Statement of Operations
Six Months Ended March 31, 2008
Net Investment Income
Investment Income:
Dividend income	$394,101
Interest income	60,614
Total investment income	454,715

Expenses:
Investment advisory fee	461,616
Transfer agency fees and expenses	237,793
Distribution Plan expenses:
Class A	112,654
Class B	50,622
Class C	61,163
Trustees' fees and expenses	3,828
Administrative fees	145,909
Accounting fees	10,358
Custodian fees	17,889
Registration fees	21,955
Reports to shareholders	44,065
Professional fees	9,829
Miscellaneous	6,429
Total expenses	1,184,110
Reimbursement from Advisor:
Class I	(9,514)
Fees waived	(28,120)
Fees paid indirectly	(9,362)
Net expenses	1,137,114

Net Investment Income (Loss)	(682,399)

Realized and Unrealized Gain (Loss) On Investments
Net realized gain (loss)	(4,409,818)
Change in unrealized appreciation or (depreciation)	(19,275,100)

Net Realized and Unrealized Gain (Loss) On Investments	(23,684,918)
Increase (Decrease) in Net Assets
Resulting From Operations	($24,367,317)

See notes to financial statements.

Statements of Changes in Net Assets
Increase (Decrease) in Net Assets	Six Months Ended March 31, 2008	Year Ended September 30, 2007
Operations:
Net investment income (loss)	($682,399)	($1,758,890)
Net realized gain (loss)	(4,409,818)	343,328
Change in unrealized appreciation or (depreciation)	(19,275,100)	16,223,901

Increase (Decrease) in Net Assets
Resulting From Operations	(24,367,317)	14,808,339

Capital share transactions:
Shares sold:
Class A Shares	7,122,599	11,684,507
Class B Shares	275,232	570,299
Class C Shares	473,048	1,050,108
Class I Shares	1,159,177	5,720,495
Redemption fees:
Class A Shares	757	1,008
Class B Shares	86	10
Class C Shares	968	51
Class I Shares	--	1
Shares redeemed:
Class A Shares	(15,631,750)	(40,248,430)
Class B Shares	(1,598,628)	(4,384,844)
Class C Shares	(1,209,857)	(5,862,512)
Class I Shares	(629,926)	(22,689,339)
Total capital share transactions	(10,038,294)	(54,158,646)

Total Increase (Decrease) in Net Assets	(34,405,611)	(39,350,307)

Net Assets
Beginning of period	140,745,727	180,096,034
End of period (including net investment loss of $682,399 and $0, respectively)	$106,340,116	$140,745,727

Capital Share Activity
Shares sold:
Class A Shares	442,916	689,638
Class B Shares	19,125	37,588
Class C Shares	32,775	68,068
Class I Shares	67,842	322,227
Shares redeemed:
Class A Shares	(962,823)	(2,389,674)
Class B Shares	(112,955)	(288,163)
Class C Shares	(83,301)	(381,822)
Class I Shares	(37,808)	(1,291,602)
Total capital share activity	(634,229)	(3,233,740)

See notes to financial statements.

Notes to Financial Statements

Note A -- Significant Accounting Policies

General: The Calvert New Vision Small Cap Fund (the "Fund"), a series of The Calvert Fund, is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The operation of each series is accounted for separately. The Fund offers four classes of shares of beneficial interest. Class A shares are sold with a maximum front-end sales charge of 4.75%. Class B shares are sold without a front-end sales charge. With certain exceptions, the Fund will impose a deferred sales charge at the time of redemption, depending on how long investors have owned the shares. Class C shares are sold without a front-end sales charge. With certain exceptions, the Fund will impose a deferred sales charge on shares sold within one year of purchase. Class B and Class C shares have higher levels of expenses than Class A shares. Class I shares require a minimum account balance of $1,000,000. The $1 million minimum investment may be waived for certain institutional accounts, where it is believed to be in the best interest of the Fund and its shareholders. Class I shares have no front-end or deferred sales charge and have lower levels of expenses than Class A shares. Each class has different: (a) dividend rates, due to differences in Distribution Plan expenses and other class specific expenses, (b) exchange privileges and (c) class specific voting rights.

Security Valuation: Net asset value per share is determined every business day as of the close of the regular session of the New York Stock Exchange (generally 4:00 p.m. Eastern time). The Fund uses independent pricing services approved by the Board of Trustees to value its investments wherever possible. Securities for which market quotations are available are valued at last sale price or official closing price on the primary market or exchange in which they trade. Foreign securities are valued based on quotations from the principal market in which such securities are normally traded. If events occur after the close of the principal market in which foreign securities are traded, and before the Fund's net asset value is determined, that are expected to materially affect the value of those securities then they are valued at their fair value taking these events into account. Short-term notes are stated at amortized cost, which approximates fair value. The Fund may invest in securities whose resale is subject to restrictions. Investments for which market quotations are not available or deemed not reliable are fair valued in good faith under the direction of the Board of Trustees.

In determining fair value, the Board considers all relevant qualitative and quantitative information available. These factors are subject to change over time and are reviewed periodically. The values assigned to fair value investments are based on available information and do not necessarily represent amounts that might ultimately be realized. Further, because of the inherent uncertainty of valuation, those estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and the differences could be material.

At March 31, 2008, securities valued at $1,237,821, or 1.2% of net assets, were fair valued in good faith under the direction of the Board of Trustees.

Repurchase Agreements: The Fund may enter into repurchase agreements with recognized financial institutions or registered broker/dealers and, in all instances, holds underlying securities with a value exceeding the total repurchase price, including accrued interest. Although risk is mitigated by the collateral, the Fund could experience a delay in recovering its value and a possible loss of income or value if the counterparty fails to perform in accordance with the terms of the agreement.

Restricted Securities: The Fund may invest in securities that are subject to legal or contractual restrictions on resale. Generally, these securities may only be sold publicly upon registration under the Securities Act of 1933 or in transactions exempt from such registration. Information regarding restricted securities is included at the end of the Fund's Statement of Net Assets.

Security Transactions and Net Investment Income: Security transactions are accounted for on trade date. Realized gains and losses are recorded on an identified cost basis and may include proceeds from litigation. Dividend income is recorded on the ex-dividend date or, in the case of dividends on certain foreign securities, as soon as the Fund is informed of the ex-dividend date. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. Interest income, which includes amortization of premium and accretion of discount on debt securities, is accrued as earned. Investment income and realized and unrealized gains and losses are allocated to separate classes of shares based upon the relative net assets of each class. Expenses arising in connection with a class are charged directly to that class. Expenses common to the classes are allocated to each class in proportion to their relative net assets. Withholding taxes on foreign dividends have been provided for in accordance with the Fund's understanding of the applicable country's tax rules and rates.

Foreign Currency Transactions: The Fund's accounting records are maintained in U. S. dollars. For valuation of assets and liabilities on each date of net asset value determination, foreign denominations are converted into U.S. dollars using the current exchange rate. Security transactions, income and expenses are translated at the prevailing rate of exchange on the date of the event. The effect of changes in foreign exchange rates on securities and foreign currencies is included in the net realized and unrealized gain or loss on securities and foreign currencies.

Redemption Fees: The Fund charges a 2% redemption fee on redemptions, including exchanges, made within 30 days of purchase in the same Fund (within seven days for Class I shares). The redemption fee is paid to the Class of the Fund from which the redemption is made, and is accounted for as an addition to paid-in capital. The fee is intended to discourage market-timers by ensuring that short-term trading costs are borne by the investors making the transactions and not the shareholders already in the Fund.

Distributions to Shareholders: Distributions to shareholders are recorded by the Fund on ex-dividend date. Dividends from net investment income and distributions from net realized capital gains, if any, are paid at least annually. Distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles; accordingly, periodic reclassifications are made within the Fund's capital accounts to reflect income and gains available for distribution under income tax regulations.

Estimates: The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Expense Offset Arrangements: The Fund has an arrangement with its custodian bank whereby the custodian's fees may be paid indirectly by credits earned on the Fund's cash on deposit with the bank. These credits are used to reduce the Fund's expenses. Such a deposit arrangement may be an alternative to overnight investments.

Federal Income Taxes: No provision for federal income or excise tax is required since the Fund intends to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable earnings.

New Accounting Pronouncements: In July 2006, the Financial Accounting Standards Board (FASB) issued FASB Interpretation No. 48, "Accounting for Uncertainty in Income Taxes" -- an interpretation of FASB Statement 109 (FIN 48), effective on the last business day of the semi-annual reporting period for fiscal years beginning after December 15, 2006. FIN 48 sets forth a threshold for financial statement recognition, measurement and disclosure of a tax position taken or expected to be taken on a tax return. Management has analyzed the Fund's tax positions taken on federal income tax returns for all open tax years (tax years ended September 30, 2004 -- 2007) for purposes of implementing FIN 48, and has concluded that as of March 31, 2008, no provision for income tax is required in the Fund's financial statements.

In September 2006, the Financial Accounting Standards Board (FASB) issued Statement on Financial Accounting Standards (SFAS) No. 157, "Fair Value Measurements." This standard establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and requires additional disclosures about fair value measurements. SFAS No. 157 applies to fair value measurements already required or permitted by existing standards. SFAS No. 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. The changes to current generally accepted accounting principles from the application of this Statement relate to the definition of fair value, the methods used to measure fair value, and the expanded disclosures about fair value measurements. As of March 31, 2008, the Fund does not believe the adoption of SFAS No. 157 will impact the financial statement amounts; however, additional disclosures may be required about the inputs used to develop the measurements and the effect of certain of the measurements on changes in net assets for the period.

In March 2008, the Financial Accounting Standards Board (FASB) issued Statement of Financial Accounting Standards (SFAS) No. 161, "Disclosures about Derivative Instruments and Hedging Activities." The new standard is intended to improve financial reporting about derivative instruments and hedging activities by requiring enhanced disclosures to enable investors to better understand the effect on the Fund's financial position, financial performance, and cash flows. SFAS No. 161 is effective for financial statements issued for fiscal years and interim periods beginning after November 15, 2008. Management is currently evaluating the impact the adoption of SFAS No. 161 will have on the Fund's financial statements and related disclosures.

Note B -- Related Party Transactions

Calvert Asset Management Company, Inc. (the "Advisor") is wholly-owned by Calvert Group, Ltd. ("Calvert"), which is indirectly wholly-owned by UNIFI Mutual Holding Company. The Advisor provides investment advisory services and pays the salaries and fees of officers and Trustees of the Fund who are employees of the Advisor or its affiliates. For its services, the Advisor receives an annual fee, payable monthly, of .75% based on the Fund's average daily net assets. Under the terms of the agreement, $68,167 was payable at period end. In addition, $39,155 was payable at period end for operating expenses paid by the Advisor during March 2008.

The Advisor has contractually agreed to limit net annual fund operating expenses through January 31, 2009 for Class I. The contractual expense cap is .92%. For the purposes of this expense limit, operating expenses do not include interest expense, brokerage commissions, taxes, and extraordinary expenses. This expense limitation does not limit any acquired fund fees and expenses. To the extent any expense offset credits are earned, the Advisor's obligation under the contractual limitation may be reduced and the Advisor may benefit from the expense offset arrangement.

Calvert Administrative Services Company ("CASC"), an affiliate of the Advisor, provides administrative services to the Fund for an annual fee, payable monthly, of .25% for Class A, Class B, and Class C shares and .10% for Class I shares based on their average daily net assets. Under the terms of the agreement, $17,352 was payable at period end. For the six months ended March 31, 2008, CASC waived $28,120 of its fee.

Calvert Distributors, Inc., an affiliate of the Advisor, is the distributor and principal underwriter for the Fund. Distribution Plans, adopted by Class A, Class B and Class C shares, allow the Fund to pay the Distributor for expenses and services associated with distribution of shares. The expenses paid may not exceed .25%, 1.00% and 1.00% annually of average daily net assets of each Class A, Class B and Class C, respectively. The amount actually paid by the Fund is an annualized fee, payable monthly of .25%, 1.00% and 1.00% of the Fund's average daily net assets of Class A, Class B and Class C, respectively. Class I does not have Distribution Plan expenses. Under the term of the agreement, $32,863 was payable at period end.

The Distributor received $12,762 as its portion of the commissions charged on sales of the Fund's Class A shares for the six months ended March 31, 2008.

Calvert Shareholder Services, Inc. ("CSSI"), an affiliate of the Advisor, is the shareholder servicing agent for the Fund. For its services, CSSI received fees of $55,613 for the six months ended March 31, 2008. Under the terms of the agreement, $9,118 was payable at period end. Boston Financial Data Services, Inc. is the transfer and dividend disbursing agent.

The Fund may invest in Community Investment Notes issued by the Calvert Social Investment Foundation (the "CSI Foundation"). The CSI Foundation is a 501(c)(3) non-profit organization that receives in-kind support from the Calvert Group, Ltd. and its subsidiaries. The Fund has received from the Securities and Exchange Commission an exemptive order permitting the Fund to make investments in these notes under certain conditions.

Each Trustee of the Fund who is not an employee of the Advisor or its affiliates receives an annual retainer of $32,000 plus up to $1,500 for each Board and Committee meeting attended. Trustees fees are allocated to each of the funds served.

Note C -- Investment Activity

During the period, cost of purchases and proceeds from sales of investments, other than short-term securities, were $33,080,767 and $43,066,607, respectively.

The cost of investments owned at March 31, 2008 for federal income tax purposes was $107,438,355. Net unrealized appreciation aggregated $474,869, of which $13,723,369 related to appreciated securities and $13,248,500 related to depreciated securities.

Net realized capital loss carryforwards for federal income tax purposes of $571,370 (acquired from Calvert Social Investment Fund Technology Portfolio), $2,061,130 and $1,688,942 at September 30, 2007 may be available, subject to certain tax limitations, to offset future capital gains until expiration in September 2010, September 2014 and September 2015, respectively.

Note D -- Line of Credit

A financing agreement is in place with all Calvert Group Funds (except for the Calvert Social Investment Fund's Balanced and Enhanced Equity Portfolios the CVS Calvert Social Balanced Portfolio) and State Street Corporation ("SSC"). Under the agreement, SSC provides an unsecured line of credit facility, in the aggregate amount of $50 million ($25 million committed and $25 million uncommitted), accessible by the Funds for temporary or emergency purposes only. Borrowings under the committed facility bear interest at the overnight Federal Funds Rate plus .50% per annum. A commitment fee of .10% per annum is incurred on the unused portion of the committed facility, which is allocated to all participating funds. The Fund had no loans outstanding pursuant to this line of credit at March 31, 2008. For the six months ended March 31, 2008, borrowings by the Fund under the Agreement were as follows:

Average Daily Balance	Weighted Average Interest Rate	Maximum Amount Borrowed	Month of Maximum Amount Borrowed
$58,285	5.18%	$1,416,613	November 2007

Financial Highlights
		Periods Ended
	March 31,	September 30,	September 30,
Class A Shares	2008	2007 (w)	2006
Net asset value, beginning	$17.45	$15.92	$18.25
Income from investment operations
Net investment income (loss)	(.08)	(.17)	(.21)
Net realized and unrealized gain (loss)	(3.09)	1.70	(.22)
Total from investment operations	(3.17)	1.53	(.43)
Distributions from
Net realized gain	--	--	(1.90)
Total distributions	--	--	(1.90)
Total increase (decrease) in net asset value	(3.17)	1.53	(2.33)
Net asset value, ending	$14.28	$17.45	$15.92

Total return*	(18.17%)	9.61%	(3.04%)
Ratios to average net assets:A
Net investment income (loss)	(1.01%) (a)	(1.03%)	(1.10%)
Total expenses	1.82% (a)	1.76%	1.74%
Expenses before offsets	1.77% (a)	1.73%	1.74%
Net expenses	1.75% (a)	1.71%	1.73%
Portfolio turnover	27%	98%	160%
Net assets, ending (in thousands)	$77,657	$103,937	$121,941

		Years Ended
	September 30,	September 30,	September 30,
Class A Shares	2005	2004	2003
Net asset value, beginning	$18.70	$16.43	$13.61
Income from investment operations
Net investment income (loss)	(.06)	(.10)	(.15)
Net realized and unrealized gain (loss)	.22	2.37	3.11
Total from investment operations	.16	2.27	2.96
Distributions from
Net investment income	--	--	(.13)
Net realized gain	(.61)	--	(.01)
Total distributions	(.61)	--	(.14)
Total increase (decrease) in net asset value	(.45)	2.27	2.82
Net asset value, ending	$18.25	$18.70	$16.43

Total return*	0.64%	13.82%	21.89%
Ratios to average net assets:A
Net investment income (loss)	(0.28%)	(0.53%)	(1.03%)
Total expenses	1.71%	1.69%	1.77%
Expenses before offsets	1.71%	1.69%	1.76%
Net expenses	1.70%	1.68%	1.75%
Portfolio turnover	169%	54%	54%
Net assets, ending (in thousands)	$172,540	$214,143	$157,611

See notes to financial highlights.

Financial Highlights
		Periods Ended
	March 31,	September 30,	September 30,
Class B Shares	2008	2007 (w)	2006
Net asset value, beginning	$15.64	$14.42	$16.84
Income from investment operations
Net investment income (loss)	(.16)	(.31)	(.36)
Net realized and unrealized gain (loss)	(2.74)	1.53	(.16)
Total from investment operations	(2.90)	1.22	(.52)
Distributions from
Net realized gain	--	--	(1.90)
Total distributions	--	--	(1.90)
Total increase (decrease) in net asset value	(2.90)	1.22	(2.42)
Net asset value, ending	$12.74	$15.64	$14.42

Total return*	(18.54%)	8.46%	(3.91%)
Ratios to average net assets:A
Net investment income (loss)	(2.03%) (a)	(2.02%)	(2.02%)
Total expenses	2.83% (a)	2.75%	2.66%
Expenses before offsets	2.78% (a)	2.72%	2.66%
Net expenses	2.77% (a)	2.70%	2.65%
Portfolio turnover	27%	98%	160%
Net assets, ending (in thousands)	$8,357	$11,729	$14,425

		Years Ended
	September 30,	September 30,	September 30,
Class B Shares	2005	2004	2003
Net asset value, beginning	$17.45	$15.47	$12.94
Income from investment operations
Net investment income (loss)	(.24)	(.24)	(.22)
Net realized and unrealized gain (loss)	.24	2.22	2.88
Total from investment operations	(.00)	1.98	2.66
Distributions from
Net investment income	--	--	(.12)
Net realized gain	(.61)	--	(.01)
Total distributions	(.61)	--	(.13)
Total increase (decrease) in net asset value	(.61)	1.98	2.53
Net asset value, ending	$16.84	$17.45	$15.47

Total return*	(0.25%)	12.80%	20.71%
Ratios to average net assets:A
Net investment income (loss)	(1.18%)	(1.42%)	(2.02%)
Total expenses	2.61%	2.58%	2.76%
Expenses before offsets	2.60%	2.58%	2.75%
Net expenses	2.60%	2.57%	2.74%
Portfolio turnover	169%	54%	54%
Net assets, ending (in thousands)	$20,309	$26,089	$19,522

See notes to financial highlights.

Financial Highlights
		Periods Ended
	March 31,	September 30,	September 30,
Class C Shares	2008	2007 (w)	2006
Net asset value, beginning	$15.83	$14.57	$16.98
Income from investment operations
Net investment income (loss)	(.14)	(.29)	(.33)
Net realized and unrealized gain (loss)	(2.78)	1.55	(.18)
Total from investment operations	(2.92)	1.26	(.51)
Distributions from
Net realized gain	--	--	(1.90)
Total distributions	--	--	(1.90)
Total increase (decrease) in net asset value	(2.92)	1.26	(2.41)
Net asset value, ending	$12.91	$15.83	$14.57

Total return*	(18.45%)	8.65%	(3.81%)
Ratios to average net assets:A
Net investment income (loss)	(1.86%) (a)	(1.88%)	(1.89%)
Total expenses	2.67% (a)	2.60%	2.53%
Expenses before offsets	2.62% (a)	2.57%	2.53%
Net expenses	2.60% (a)	2.55%	2.52%
Portfolio turnover	27%	98%	160%
Net assets, ending (in thousands)	$10,592	$13,794	$17,270

		Years Ended
	September 30,	September 30,	September 30,
Class C Shares	2005	2004	2003
Net asset value, beginning	$17.57	$15.57	$13.00
Income from investment operations
Net investment income (loss)	(.21)	(.21)	(.23)
Net realized and unrealized gain (loss)	.23	2.21	2.93
Total from investment operations	.02	2.00	2.70
Distributions from
Net investment income	--	--	(.12)
Net realized gain	(.61)	--	(.01)
Total distributions	(.61)	--	(.13)
Total increase (decrease) in net asset value	(.59)	2.00	2.57
Net asset value, ending	$16.98	$17.57	$15.57

Total return*	(0.13%)	12.85%	20.93%
Ratios to average net assets:A
Net investment income (loss)	(1.06%)	(1.33%)	(1.89%)
Total expenses	2.50%	2.49%	2.64%
Expenses before offsets	2.49%	2.49%	2.62%
Net expenses	2.48%	2.48%	2.61%
Portfolio turnover	169%	54%	54%
Net assets, ending (in thousands)	$23,131	$27,501	$19,092

See notes to financial highlights.

Financial Highlights

		Periods Ended
	March 31,	September 30,	September 30,
Class I Shares	2008	2007 (w)	2006
Net asset value, beginning	$18.50	$16.75	$18.96
Income from investment operations
Net investment income (loss)	(.01)	(.05)	(.03)
Net realized and unrealized gain (loss)	(3.29)	1.80	(.28)
Total from investment operations	(3.30)	1.75	(.31)
Distributions from
Net realized gain	--	--	(1.90)
Total distributions	--	--	(1.90)
Total increase (decrease) in net asset value	(3.30)	1.75	(2.21)
Net asset value, ending	$15.20	$18.50	$16.75

Total return*	(17.84%)	10.45%	(2.24%)
Ratios to average net assets:A
Net investment income (loss)	(.18%) (a)	(.28%)	(.31%)
Total expenses	1.11% (a)	1.06%	1.10%
Expenses before offsets	.94% (a)	.94%	.93%
Net expenses	.92% (a)	.92%	.92%
Portfolio turnover	27%	98%	160%
Net assets, ending (in thousands)	$9,734	$11,286	$26,460

		Periods Ended
Class I Shares	September 30, 2005	September 30, 2004	September 30, 2003(z)	March 13, 2003 (y)
Net asset value, beginning	$19.26	$16.46	$16.20	$13.25
Income from investment operations
Net investment income (loss)	.06	.02	--	--
Net realized and unrealized gain (loss)	.25	2.78	.26	(1.29)
Total from investment operations	.31	2.80	.26	(1.29)
Distributions from
Net realized gain	(.61)	--	--	--
Total distributions	(.61)	--	--	--
Total increase (decrease) in net asset value	(.30)	2.80	.26	(1.29)
Net asset value, ending	$18.96	$19.26	$16.46	$11.96

Total return*	1.42%	17.01%	1.60%	(9.74%)
Ratios to average net assets:A
Net investment income (loss)	.43%	.22%	(.11%) (a)	(.31%) (a)
Total expenses	1.16%	1.14%	1.01% (a)	1.12% (a)
Expenses before offsets	.93%	.93%	.93% (a)	.93% (a)
Net expenses	.92%	.92%	.92% (a)	.92% (a)
Portfolio turnover	169%	54%	5%	9%
Net assets, ending (in thousands)	$4,979	$2,878	$1,130	$0

See notes to financial highlights.

A Total expenses do not reflect amounts reimbursed and/or waived by the Advisor or reductions from expense offset arrangements. Expenses before offsets reflect expenses after reimbursement and/or waiver by the Advisor but prior to reductions from expense offset arrangements. Net expenses are net of all reductions and represent the net expenses paid by the Fund.

(a) Annualized.

(w) Per share figures are calculated using the Average Shares Method.

(y) The last remaining shareholder in Class I redeemed on January 18, 2002 and Class I shares resumed on January 30, 2003 when the Calvert Social Investment Fund's Technology Portfolio merged into the Calvert New Vision Small Cap Fund. Subsequently, the last remaining shareholder redeemed on March 12, 2003.

(z) Class I shares resumed upon shareholder investment on July 31, 2003.

* Total return is not annualized for periods less than one year and does not reflect deduction of any front-end or deferred sales charge.

See notes to financial statements.

Explanation of Financial Tables

Schedule of Investments

The Schedule of Investments is a snapshot of all securities held in the fund at their market value, on the last day of the reporting period. Securities are listed by asset type (e.g., common stock, corporate bonds, U.S. government obligations) and may be further broken down into sub-groups and by industry classification.

Statement of Assets and Liabilities

The Statement of Assets and Liabilities is often referred to as the fund's balance sheet. It lists the value of what the fund owns, is due and owes on the last day of the reporting period. The fund's assets include the market value of securities owned, cash, receivables for securities sold and shareholder subscriptions, and receivables for dividends and interest payments that have been earned, but not yet received. The fund's liabilities include payables for securities purchased and shareholder redemptions, and expenses owed but not yet paid. The statement also reports the fund's net asset value (NAV) per share on the last day of the reporting period. The NAV is calculated by dividing the fund's net assets (assets minus liabilities) by the number of shares outstanding. This statement is accompanied by a Schedule of Investments. Alternatively, if certain conditions are met, a Statement of Net Assets may be presented in lieu of this statement and the Schedule of Investments.

Statement of Net Assets

The Statement of Net Assets provides a detailed list of the fund's holdings, including each security's market value on the last day of the reporting period. The Statement of Net Assets includes a Schedule of Investments. Other assets are added and other liabilities subtracted from the investments total to calculate the fund's net assets. Finally, net assets are divided by the outstanding shares of the fund to arrive at its share price, or Net Asset Value (NAV) per share.

At the end of the Statement of Net Assets is a table displaying the composition of the fund's net assets. Paid in Capital is the money invested by shareholders and represents the bulk of net assets. Undistributed Net Investment Income and Accumulated Net Realized Gains usually approximate the amounts the fund had available to distribute to shareholders as of the statement date. Accumulated Realized Losses will appear as negative balances. Unrealized Appreciation (Depreciation) is the difference between the market value of the fund's investments and their cost, and reflects the gains (losses) that would be realized if the fund were to sell all of its investments at their statement-date values.

Statement of Operations

The Statement of Operations summarizes the fund's investment income earned and expenses incurred in operating the fund. Investment income includes dividends earned from stocks and interest earned from interest-bearing securities in the fund. Expenses incurred in operating the fund include the advisory fee paid to the investment advisor, administrative services fee, distribution plan expenses (if applicable), transfer agent fees, shareholder servicing expenses, custodial, legal, and audit fees, and the printing and postage expenses related to shareholder reports. Expense offsets (fees paid indirectly) are also shown. Credits earned from offset arrangements are used to reduce the fund's expenses. This statement also shows net gains (losses) realized on the sale of investments and the increase or decrease in the unrealized appreciation (depreciation) on investments held during the period.

Statement of Changes in Net Assets

The Statement of Changes in Net Assets shows how the fund's total net assets changed during the two most recent reporting periods. Changes in the fund's net assets are attributable to investment operations, distributions and capital share transactions.

The Operations section of the report summarizes information detailed in the Statement of Operations. The Distribution section shows the dividend and capital gain distributions made to shareholders. The amounts shown as distributions in this section may not match the net investment income and realized gains amounts shown in the Operations section because distributions are determined on a tax basis and certain investments or transactions may be treated differently for financial statement and tax purposes. The Capital Share Transactions section shows the amount shareholders invested in the fund, either by purchasing shares or by reinvesting distributions, and the amounts redeemed. The corresponding numbers of shares issued, reinvested and redeemed are shown at the end of the report.

Financial Highlights

The Financial Highlights table provides a per-share breakdown per class of the components that affect the fund's net asset value for current and past reporting periods. The table provides total return, total distributions, expense ratios, portfolio turnover and net assets for the applicable period. Total return is a measure of a fund's performance that encompasses all elements of return: dividends, capital gain distributions and changes in net asset value. Total return is the change in value of an investment over a given period, assuming reinvestment of any dividends and capital gain distributions, expressed as a percentage of the initial investment. Total distributions include distributions from net investment income and net realized gains. Long-term gains are earned on securities held in the fund more than one year. Short-term gains, on the sale of securities held less than one year, are treated as ordinary dividend income for tax purposes. The expense ratio is a fund's cost of doing business, expressed as a percentage of net assets. These expenses directly reduce returns to shareholders. Portfolio turnover measures the trading activity in a fund's investment portfolio -- how often securities are bought and sold by a fund. Portfolio turnover is affected by market conditions, changes in the size of the fund, the nature of the fund's investments and the investment style of the portfolio manager.

Proxy Voting

The Proxy Voting Guidelines of the Calvert Funds that the Fund uses to determine how to vote proxies relating to portfolio securities are provided as an Appendix to the Fund's Statement of Additional Information. The Statement of Additional Information can be obtained free of charge by calling the Fund at 1-800-368-2745, by visiting the Calvert website at www.calvert.com; or by visiting the SEC's website at www.sec.gov.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund's website at www.calvert.com and on the SEC's website at www.sec.gov.

Availability of Quarterly Portfolio Holdings

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund's Form N-Q is available on the SEC's website at www.sec.gov. The Fund's Form N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC;  information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Basis for Board's Approval of Investment Advisory Contracts

At a meeting held on December 5, 2007, the Board of Trustees, and by a separate vote, the disinterested Trustees, approved the continuance of the Investment Advisory Agreement between the Trust and the Advisor and the Investment Subadvisory Agreement between the Advisor and the Subadvisor with respect to the Fund.

In evaluating the Investment Advisory Agreement, the Board considered a variety of information relating to the Fund and the Advisor. The disinterested Trustees reviewed a report prepared by the Advisor regarding various services provided to the Fund by the Advisor and its affiliates. Such report included, among other data, information regarding the Advisor's personnel and the Advisor's revenue and cost of providing services to the Fund, and a separate report prepared by an independent third party, which provided a statistical analysis comparing the Fund's investment performance, expenses, and fees to comparable mutual funds.

The disinterested Trustees were separately represented by independent legal counsel with respect to their consideration of the reapproval of the Investment Advisory Agreement and Investment Subadvisory Agreement. Prior to voting, the disinterested Trustees reviewed the proposed continuance of the Investment Advisory Agreement and Investment Subadvisory Agreement with management and also met in private sessions with their counsel at which no representatives of management were present.

In the course of its deliberations regarding the Investment Advisory Agreement, the Board considered the following factors, among others: the nature, extent and quality of the services provided by the Advisor, including the personnel providing such services; the Advisor's financial condition; the level and method of computing the Fund's advisory fee; comparative performance, fee and expense information for the Fund; the profitability of the Calvert Group of Funds to the Advisor; the allocation of the Fund's brokerage, including the Advisor's process for monitoring "best execution"; the direct and indirect benefits, if any, derived by the Advisor from its relationship with the Fund; the effect of the Fund's growth and size on the Fund's performance and expenses; the affiliated distributor's process for monitoring sales load breakpoints; the Advisor's compliance programs and policies; the Advisor's performance of substantially similar duties for other funds; and any possible conflicts of interest.

In considering the nature, extent and quality of the services provided by the Advisor under the Investment Advisory Agreement, the Board reviewed information provided by the Advisor relating to its operations and personnel, including, among other information, biographical information on the Advisor's supervisory and professional staff and descriptions of its organizational and management structure. The Board also took into account similar information provided periodically throughout the previous year by the Advisor as well as the Board's familiarity with the Advisor's senior management through Board of Trustees' meetings, discussions and other reports. The Advisor's administrative capabilities, including its ability to supervise the other service providers for the Fund, were also considered. The Board discussed the Advisor's effectiveness in monitoring the performance of the Subadvisor and its timeliness in responding to performance issues. The Board concluded that it was satisfied with the nature, extent and quality of services provided to the Fund by the Advisor under the Investment Advisory Agreement.

In considering the Fund's performance, the Board noted that it reviewed on a quarterly basis detailed information about the Fund's performance results, portfolio composition and investment strategies. The Board also reviewed various comparative data provided to it in connection with its consideration of the renewal of the Investment Advisory Agreement, including, among other information, a comparison of the Fund's total return with its Lipper index and with that of other mutual funds deemed to be in its peer group by an independent third party in its report. This comparison indicated that for the one-, three- and five-year annualized periods ended June 30, 2007, the Fund's performance was below the median of its peer group. The Fund underperformed its Lipper index for the same one-, three- and five-year annualized periods. The Board noted the recent change in the Subadvisor of the Fund and that performance information prior to March 2007 reflected the performance of the prior subadvisor. The Board also considered management's discussion of the Fund's recent performance. Based upon its review, the Board concluded that appropriate action has been taken by the Advisor to address the Fund's performance.

In considering the Fund's fees and expenses, the Board compared the Fund's fees and total expense ratio with various comparative data for the funds in its peer group. Among other findings, the data indicated that the Fund's advisory fee (after taking into account waivers and reimbursements) was below the median of its peer group and that total expenses (net of waivers and reimbursements) were above the median of its peer group. The Board also noted management's discussion of the Fund's expenses and certain factors that affected the level of such expenses. Based upon its review, the Board concluded that the advisory fee was reasonable in view of the quality of services provided by the Advisor and the other factors considered.

The Board reviewed the Advisor's profitability on a portfolio-by-portfolio basis. In reviewing the overall profitability of the advisory fee to the Fund's Advisor, the Board also considered the fact that affiliates of the Advisor provided shareholder servicing and administrative services to the Fund for which they received compensation. The information considered by the Board included Calvert's operating profit margin information both before and after tax expenses with respect to the services that the Advisor and its affiliates provided to the Calvert Group of Funds complex. The Board reviewed the profitability of the Advisor's relationship with the Fund in terms of the total amount of annual advisory fees it received with respect to the Fund and whether the Advisor had the financial wherewithal to continue to provide a high level of services to the Fund. The Board noted the Advisor's current undertaking to maintain expense limitations for the Fund's Class I shares. The Board also considered that the Advisor derived benefits to its reputation and other indirect benefits from its relationship with the Fund. The Board also noted that the Advisor paid the subadvisory fee to the Subadvisor. Based upon its review, the Board concluded that the Advisor's level of profitability from its relationship with the Fund was reasonable.

The Board considered the effect of the Fund's growth and size on its performance and expenses. Although the Fund's advisory fee currently did not have a breakpoint that reduced the advisory fee rate on assets above specified levels, the Board noted that if the Fund's assets increased over time, the Fund might realize other economies of scale if assets increased proportionally more than certain other expenses.

In reapproving the Investment Advisory Agreement, the Board, including the disinterested Trustees, did not identify any single factor as controlling, and each Trustee attributed different weight to various factors.

In evaluating the Investment Subadvisory Agreement, the disinterested Trustees reviewed information provided by the Subadvisor relating to its operations, personnel, investment philosophy, strategies and techniques. Among other information, the Subadvisor provided biographical information on portfolio management and other professional staff, performance information for itself, and descriptions of its investment philosophies, strategies and techniques, organizational and management structures and brokerage policies and practices.

The Board reapproved the Investment Subadvisory Agreement between the Subadvisor and the Advisor based on a number of factors relating to the Subadvisor's ability to perform under the Investment Subadvisory Agreement. In the course of its deliberations, the Board evaluated, among other factors: the nature, extent and the quality of the services to be provided by the Subadvisor; the Subadvisor's management style and long-term performance record; the Fund's performance record and the Subadvisor's performance in employing its investment strategies; the Subadvisor's current level of staffing and its overall resources; the qualifications and experience of the Subadvisor's personnel; the Subadvisor's financial condition with respect to its ability to perform the services required under the Investment Subadvisory Agreement; the Subadvisor's compliance systems, including those related to personal investing; and any disciplinary history. Based upon its review, the Board concluded that it was satisfied with the nature, extent and quality of services provided to the Fund by the Subadvisor under the Investment Subadvisory Agreement.

As noted above, the Board considered, among other information, the Fund's performance during the one-, three- and five-year annualized periods ended June 30, 2007 as compared to the Fund's peer group and noted that it reviewed on a quarterly basis detailed information about the Fund's performance results, portfolio composition and investment strategies. The Board noted the Advisor's expertise and resources in monitoring the performance, investment style and risk adjusted performance of the Subadvisor as well as the Advisor's actions to address the Fund's performance.

In considering the cost of services to be provided by the Subadvisor and the profitability to the Subadvisor of its relationship with the Fund, the Board noted that the subadvisory fee under the Investment Subadvisory Agreement was paid by the Advisor out of the advisory fee that the Advisor received under the Investment Advisory Agreement. The Board also relied on the ability of the Advisor to negotiate the Investment Subadvisory Agreement and the corresponding subadvisory fee at arm's length. Based upon its review, the Board determined that the subadvisory fee was reasonable. For each of the above reasons, the cost of services to be provided by the Subadvisor and the profitability to the Subadvisor of its relationship with the Fund were not material factors in the Board's deliberations. For similar reasons, the Board did not consider the potential economies of scale in the Subadvisor's management of the Fund to be a material factor in its consideration.

In reapproving the Investment Subadvisory Agreement, the Board, including the disinterested Trustees, did not identify any single factor as controlling, and each Trustee attributed different weight to various factors.

Conclusions

The Board reached the following conclusions regarding the Investment Advisory Agreement and the Investment Subadvisory Agreement, among others: (a) the Advisor has demonstrated that it possesses the capability and resources to perform the duties required of it under the Investment Advisory Agreement; (b) the Subadvisor is qualified to manage the Fund's assets in accordance with the Fund's investment objectives and policies; (c) the Advisor and Subadvisor maintain appropriate compliance programs; (d) the Subadvisor is likely to execute its investment strategies consistently over time; (e) appropriate action is being taken by the Advisor to address the Fund's performance; and (f) the Fund's advisory and subadvisory fees are reasonable relative to those of similar funds and to the services to be provided by the Advisor and the Subadvisor. Based on its conclusions, the Board determined that reapproval of the Investment Advisory Agreement and the Investment Subadvisory Agreement would be in the best interests of the Fund and its shareholders.

Calvert New Vision Small Cap Fund

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Calvert Group
c/o BFDS
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Web Site
http://www.calvert.com

Note: The information on our website is not incorporated by reference into this report; our website address is included as an inactive textual reference only.

Principal Underwriter
Calvert Distributors, Inc.
4550 Montgomery Avenue
Suite 1000 North
Bethesda, Maryland 20814

This report is intended to provide fund information to shareholders. It is not authorized for distribution to prospective investors unless preceded or accompanied by a prospectus.

Calvert's Family of Funds

Tax-Exempt Money Market Funds
CTFR Money Market Portfolio

Taxable Money Market Funds
First Government Money Market Fund
CSIF Money Market Portfolio

Municipal Funds
CTFR Limited-Term Portfolio
CTFR Long-Term Portfolio
CTFR Vermont Municipal Portfolio
National Muni. Intermediate Fund

Taxable Bond Funds
CSIF Bond Portfolio
Income Fund
Short Duration Income Fund
Long-Term Income Fund
Ultra-Short Floating Income Fund

Equity Funds
CSIF Enhanced Equity Portfolio
CSIF Equity Portfolio
Calvert Large Cap Growth Fund
Capital Accumulation Fund
CWV International Equity Fund
New Vision Small Cap Fund
Calvert Social Index Fund
Calvert Small Cap Value Fund
Calvert Mid Cap Value Fund
Calvert Global Alternative Energy Fund
Calvert International Opportunities Fund

Balanced and Asset Allocation Funds
CSIF Balanced Portfolio
Calvert Conservative Allocation Fund
Calvert Moderate Allocation Fund
Calvert Aggressive Allocation Fund

printed on recycled paper using soy-based inks


Calvert
Investments that make a difference®

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March 31, 2008
Semi-Annual Report
Calvert Income Fund

Calvert
Investments that make a difference

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President's Letter
1

Portfolio Management Discussion
4

Shareholder Expense Example
8

Statement of Net Assets
10

Statement of Operations
23

Statements of Changes in Net Assets
24

Notes to Financial Statements
26

Financial Highlights
32

Explanation of Financial Tables
38

Proxy Voting and Availability of Quarterly Portfolio Holdings
40

Basis for Board's Approval of Investment Advisory Contract
40

Dear Shareholder:

The six months ended March 31, 2008 featured turmoil in the financial markets that was almost unprecedented at times. Investors continued to be spooked by the credit crunch, worries about an economic slowdown or recession, and oil prices that exceeded $110 per barrel. This volatility had its roots in the fixed-income markets, where fears about the value of securities linked to subprime mortgages spread throughout the bond market and beyond, even affecting the values of securities with no direct connection to subprime mortgages. Notably, Calvert's taxable bond funds weathered the market turmoil well as a result of our emphasis on holding higher-quality securities and our general avoidance of most holdings that were directly related to subprime mortgages. However, the indirect effects of the subprime mortgage problems impacted our fixed-income funds through their holdings of securities issued by financial companies.

By the numbers, the Lehman U.S. Credit Index, a common benchmark for the entire U.S. bond market, returned 2.63% from October 1, 2007 through March 31, 2008. The credit crisis also affected previously staid debt sectors, including auction-rate securities and municipal bonds. At the beginning of 2008, worries about the ability of bond insurers to meet their obligations on payment of principal and interest in the event of default on the municipal debt that they insure drove municipal yields sharply higher. The market was further roiled by liquidity problems in auction rate securities, a sector that had previously been viewed as having characteristics almost like cash.

Fed Takes Aggressive Action

The Federal Reserve (Fed) has taken a nearly unprecedented series of actions to stabilize the financial markets and reassure investors. The Fed moved aggressively to add liquidity to the financial system and reduced its target federal funds rate by a total of 2.5 percentage points.

In March, it boldly moved to stem the rising panic in the credit markets by increasing the size of its lending program for commercial banks and changing the length and terms of the loans. The Fed also allowed investment banks to borrow directly from the central bank and started accepting hard-to-sell mortgage-backed securities as collateral. When JPMorgan Chase swooped in to rescue Bear Stearns at the bargain basement price of $2 per share (later raised to $10), the Fed agreed to backstop up to $30 billion of Bear Stearns' illiquid holdings. Although some say that the Fed essentially bailed out Bear Stearns and other financial firms from their overly aggressive risk-taking, the Fed's actions did prove effective, stabilizing the financial system and providing some confidence to investors.

Lipper Awards

As a result of our experienced, professional team of portfolio managers and credit analysts, Calvert's taxable bond funds have steered a steady course through the considerable market turbulence. Our portfolio management team largely avoided investing in securities that are directly related to subprime mortgages as we maintained our focus on fundamental credit research and buying only bonds that represent significant value.

As evidence of our ongoing success and expertise in the fixed income arena, three of Calvert's taxable bond funds--Calvert Social Investment Fund (CSIF) Bond Portfolio, Calvert Income Fund, and Calvert Long-Term Income Fund--received 2008 Lipper Awards as a result of their consistently high risk-adjusted returns.1 In fact, this is the fourth time in the last five years that CSIF Bond Portfolio (Class I shares) was won the Lipper Award for the three-year period. All of us at Calvert are extremely proud of these awards and of our taxable fixed-income management team led by Senior Vice President Greg Habeeb.

Maintain a Long-Term View

The financial markets will probably continue to be volatile for at least the next few months, so it's important that you maintain a long-term view in terms of your investments and not get swept up in the day-to-day fluctuations in the market. Your financial advisor is an excellent source of guidance, so please continue to consult with him or her about your investment plan.

As always, thank you for your continued confidence in Calvert's investment products.

Sincerely,

Barbara J. Krumsiek
President and CEO
Calvert Group, Ltd.
April 2008

1. This is the fourth time in the last five years that the Calvert Social Investment Fund Bond Portfolio Class I Shares has won the Lipper Award for consistent risk-adjusted return for the three-year period. For the three-year periods ended December 31, 2003, 2005, 2006, and 2007, the Class I Shares of the Portfolio were chosen from among 154, 152, 150, and 144 funds, respectively.

Lipper Fund Awards are granted annually to the funds in each Lipper classification that achieve the highest score for Consistent Return, a measure of funds' historical risk-adjusted returns, measured in local currency, relative to peers. Funds registered for sale in a given country are selected, and then scores for Consistent Return are computed for all Lipper global classifications with five or more distinct portfolios. The scores are subject to change every month and are calculated for the following periods: three-year, five-year, 10-year, and overall. The highest 20% of funds in each classification are named Lipper Leaders for Consistent Return. The highest Lipper Leader for Consistent Return within each eligible classification determines the fund classification winner over three, five, or 10 years. Source: Lipper, Inc.

The Calvert Social Investment Fund Bond Portfolio Class I Shares (CBDIX) ranked #1 (out of 128 funds) in the Corporate Debt Funds A Rated classification for the five-year period ended December 31, 2007.

The Calvert Social Investment Fund Bond Portfolio Class A Shares (CSIBX) ranked #1 (out of 58 funds) in the Corporate Debt Funds A Rated classification for the 10-year period ended December 31, 2007.

The Calvert Income Fund Class A Shares (CFICX) ranked #1 (out of 48 funds) in the Corporate Debt Funds BBB-Rated classification for the 10-year period ended December 31, 2007.

The Calvert Income Fund Class I Shares (CINCX) ranked #1 (out of 100 funds) in the Corporate Debt Funds BBB-Rated classification for the five-year period ended December 31, 2007.

The Calvert Long-Term Income Fund Class A Shares (CLDAX) ranked #1 (out of 117 funds) in the Corporate Debt Funds BBB-Rated classification for the three-year period ended December 31, 2007.

For more information on any Calvert fund, please contact Calvert at 800.368.2748 for a free prospectus. An investor should consider the investment objectives, risks, charges, and expenses of an investment carefully before investing. The prospectus contains this and other information. Read it carefully before you invest or send money. Bond funds are subject to interest rate risk. When interest rates rise, the value of fixed-income securities will generally fall. Conversely, a drop in interest rates will generally cause an increase in the value of fixed-income securities.

Calvert mutual funds are underwritten and distributed by Calvert Distributors, Inc., member FINRA, a subsidiary of Calvert Group, Ltd.

Portfolio Management Discussion

Gregory Habeeb
Senior Portfolio Manager
of Calvert Asset Management Company

Performance

For the six-month reporting period ended March 31, 2008, Calvert Income Fund Class A shares (at NAV) returned 0.47%. The benchmark Lehman U.S. Credit Index returned 2.63% for the same period. Fund underperformance versus the benchmark was the result of our short relative duration and allocation to non-Index below-investment- grade securities in a period where credit aversion drove Treasury yields significantly down and credit spreads wider.

Investment Climate

The six-month reporting period that ended March 31, 2008 was one of the most memorable times in credit markets' history. The first three months of the period were characterized by a spreading and deepening liquidity crunch that had roots in the U.S. subprime mortgage market collapse. The effects of the crunch were most acute in U.S., European, and U.K. money markets. Markets for a broad variety of asset-backed securities were severely impaired. The U.S., European and Swiss central banks cooperated on a very large scale to pump liquidity into banking systems. Old and new techniques were used by central banks to supply money to inter-bank lending markets in the summer and over the turn of the year. The overall effort was successful.

Portfolio Statistics
March 31, 2008
Investment Performance (total return at NAV*)
	6 Months ended 3/31/08	12 Months ended 3/31/08
Class A	0.47%	1.97%
Class B	0.02%	1.14%
Class C	0.13%	1.26%
Class I	0.77%	2.62%
Class R**	0.30%	1.64%
Class Y***	0.55%	2.10%
Lehman U.S.
Credit Index****	2.63%	3.99%
Lipper Corporate Debt
Funds BBB-Rated Avg.	1.57%	2.89%

Maturity Schedule
	Weighted Average
	3/31/08	9/30/07
	9 years	10 years

SEC Yields
	30 days ended
	3/31/08	9/30/07
Class A	5.77%	5.30%
Class B	5.15%	4.72%
Class C	5.29%	4.81%
Class I	6.65%	6.15%
Class R	5.71%	5.24%
Class Y	7.20%	N/A

*Investment performance/return at NAV does not reflect the deduction of the Fund's maximum 3.75% front-end sales charge or any deferred sales charge.

**The Calvert Income Fund first offered Class R shares beginning on October 31, 2006. Performance results for Class R shares prior to October 31, 2006 reflect the performance of Class A shares at net asset value (NAV). Actual Class R share performance would have been lower than Class A share performance because of higher Rule 12b-1 fees and other class-specific expenses that apply to the Class R shares.

*** The Calvert Income Fund first offered Class Y shares beginning on February 29, 2008. Performance for Class Y Shares prior to February 29, 2008 reflects the performance of Class A shares at net asset value (NAV). Actual Class Y share performance would have been different.

**** Source: Lipper Analytical Services, Inc.

Portfolio Statistics
March 31, 2008

Average Annual Total Returns
(with max. load)
Class A Shares
One year	(1.88%)
Five year	4.97%
Ten year	6.59%
Class B Shares
One year	(2.86%)
Five year	4.98%
Since inception	5.66%
(7/30/99)
Class C Shares
One year	0.26%
Five year	5.03%
Since inception	5.84%
(7/31/00)

Portfolio Statistics
March 31, 2008
Average Annual Total Returns
Class I Shares
One year	2.62%
Five year	6.45%
Since inception	7.29%
(2/26/99)
Class R Shares*
One year	1.64%
Five year	5.68%
Ten year	6.95%
Class Y Shares*
One year	2.10%
Five year	5.80%
Ten year	7.01%

*See note regarding share class R and Y on previous page.

Performance Comparison
Comparison of change in value of $10,000 investment.

Average annual total returns in the Portfolio Statistics above and the Performance Comparison line graph are with maximum load deducted -- they assume reinvestment of dividends and reflect the deduction of the Fund's Class A maximum front-end sales charge of 3.75%, or deferred sales charge as applicable. No sales charge has been applied to the indices used for comparison. However, the Lipper average does reflect the deduction of the category's average front-end sales charge. The value of an investment in Class A shares is plotted in the line graph. The value of an investment in another Class of shares would be different. The graph and table do not reflect the deduction of taxes that a shareholder would pay on the Fund's distributions or the redemption of Fund shares. Past performance is no guarantee of future results.

**Source: Lipper Analytical Services, Inc.

In January, bond insurance companies teetered and the municipal bond market was greatly affected. Previously quiet corners of the credit market, such as municipal auction rate preferred securities and tender option bonds, were roiled. By early March the crisis had escalated into a broader panic about counterparty exposure in exchange-traded and over-the-counter derivative markets. Margins were raised for short-term loans used to finance asset portfolios. The combination of liquidity crunch and higher margins forced a number of investors to accelerate the deleveraging of portfolios, dumping an increasing amount of even the most credit-worthy securities into a very weak market. From March 7 through March 16, the Fed made a series of historically significant policy announcements to stem the growing panic. These policy moves included opening a borrowing window for investment banks and financing for $30 billion of Bear Stearns' most illiquid assets. The Fed was successful in calming the panic.

Over the reporting period, economic growth slowed while inflation remained steady. The Fed cut the Fed funds rate from 4.75% to 2.25%. Fed rate cuts and a flight to quality during the market turmoil led the three-month T-bill yield to fall from 3.82% to 1.38%. The 10-year treasury yield fell from 4.59% to 3.45%. However, the extremely difficult market conditions sent municipal and corporate bond yields higher.1

Portfolio Strategy

Going into the period, the Fund had an overweighting to securities with high credit quality and little exposure to asset-backed securities--with 38% of the Fund invested in

Portfolio Statistics
March 31, 2008
Economic Sectors	% of Total Investments
Asset Backed Securities	5.7%
Banks	14.9%
Brokerages	2.9%
Commercial Mortgage Backed Securities	1.4%
Consumer Discretionary	0.1%
Financials	1.8%
Financial Services	6.0%
Industrial	16.3%
Industrial - Finance	6.1%
Insurance	0.7%
Mortgage Backed Securities	0.9%
Municipal Obligations	7.5%
Real Estate Investment Trust	2.4%
Sovereign Obligations	0.1%
Special Purpose	6.1%
Transportation	2.0%
U.S. Government Agency Obligations	15.8%
U.S. Treasury	6.4%
Utilities	2.9%
Total	100%

AAA rated bonds versus 11% for the benchmark as of September 30, 2007--which helped limit the Fund's exposure to fallout from the subprime mortgage crisis.

Nevertheless, the Fund's short duration relative to the index (the Fund's duration was 4.31 years versus 6.08 years for the benchmark as of September 30, 2007) hurt returns as the subprime contagion spread to high-credit-quality sectors and liquidity froze. (Duration measures a portfolio's sensitivity to changes in interest rates. The longer the duration, the greater the price change relative to interest-rate movements.). As a result, a flight to quality ensued and yields of two- and 10-year Treasuries fell 1.14 and 2.42 percentage points, respectively, during the period. Our yield curve strategies and active Treasury trading helped offset some of the drag from short duration in a period where short yields rallied substantially more than those of longer-duration Treasuries.

We began to gradually increase the Fund's holdings of corporate bonds when falling prices started to represent attractive value. However, these moves proved to be premature, as corporate bond prices continued to fall and the difference between yields on corporate bonds and U.S. Treasury bonds widened significantly.

Outlook

Market anxiety appears to have crested in March, though neither the credit markets nor the economy are out of the woods. Credit markets need to stabilize and better flow, something we expect to see over the remainder of 2008. By mid-2008, however, credit markets will have been under severe stress for a year. As a result, economic growth may remain sub-par for a protracted period. The turmoil in the credit markets, though, has resulted in extremely attractive buying opportunities in most credit market sectors, including corporate debt and asset-backed securities. We remain poised to take advantage of such opportunities in markets that we expect to remain volatile for some time.

April 2008

1. The yield on the Bond Buyer 20 Index of state and local general obligation bonds rose 0.48 percentage points and the yield on the Moody's Baa-rated corporate bond index increased 0.31 percentage points between September 30, 2007 and March 31, 2008.

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) and redemption fees and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (October 1, 2007 to March 31, 2008).

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 10/1/07	Ending Account Value 3/31/08	Expenses Paid During Period* 10/1/07 - 3/31/08
Class A
Actual	$1,000.00	$1,004.10	$5.79
Hypothetical	$1,000.00	$1,019.23	$5.83
(5% return per year before expenses)
Class B
Actual	$1,000.00	$1,000.20	$9.89
Hypothetical	$1,000.00	$1,015.11	$9.96
(5% return per year before expenses)
Class C
Actual	$1,000.00	$1,000.60	$9.25
Hypothetical	$1,000.00	$1,015.75	$9.32
(5% return per year before expenses)
Class I
Actual	$1,000.00	$1,007.70	$2.67
Hypothetical	$1,000.00	$1,022.34	$2.69
(5% return per year before expenses)

Class R
Actual	$1,000.00	$1,003.00	$7.36
Hypothetical	$1,000.00	$1,017.65	$7.41
(5% return per year before expenses)

	Beginning Account Value 2/29/08**	Ending Account Value 3/31/08	Expenses Paid During Period 2/29/08 - 3/31/08***
Class Y
Actual	$1,000.00	$988.70	$0.78
Hypothetical	$1,000.00	$1,003.58	$0.79
(5% return per year before expenses)

* Expenses are equal to the Fund's annualized expense ratio of 1.15%, 1.98%, 1.85%, 0.53% and 1.47% for Class A, Class B, Class C, Class I, and Class R, respectively, multiplied by the average account value over the period, multiplied by 183/366.

** Inception date 2/29/08.

*** Expenses are equal to the Fund's annualized expense ratio of 0.90% for Class Y, multiplied by the average account value over the period, multiplied by 32/366.

Statement of Net Assets
March 31, 2008

	Principal
Asset Backed Securities - 3.3%	Amount	Value
ACL Business Loan Receivables Trust, 3.468%, 10/15/21 (e)(r)	$2,692,005	$2,634,847
AmeriCredit Automobile Receivables Trust:
5.11%, 10/6/10	2,054,201	2,064,587
3.43%, 7/6/11	8,664,685	8,664,801
Atherton Franchisee Loan Funding LLC, 7.08%, 5/15/20 (e)	2,000,000	2,029,538
Capital Auto Receivables Asset Trust:
5.40%, 10/15/09	29,744,493	29,989,432
5.22%, 11/16/09	29,288,027	29,356,415
Capital One Auto Finance Trust, 5.33%, 11/15/10	15,802,399	15,890,323
Captec Franchise Trust:
8.155%, 6/15/13 (e)	6,920,000	7,517,846
8.155%, 12/15/13 (e)	2,895,000	2,026,500
Countrywide Asset-Backed Certificates, 3.049%, 11/25/34 (r)	4,486,732	4,123,321
Discover Card Master:
Trust I Series 2007-1, 2.828%, 8/15/12 (r)	6,200,000	6,195,065
Trust I Series 2008-A2, 4.086%, 9/17/12 (r)	5,800,000	5,805,752
Dunkin Securitization, 5.779%, 6/20/31 (e)	20,750,000	18,624,993
Enterprise Mortgage Acceptance Co. LLC, 0.65%, 1/15/27 (e)(r)	24,262,148	485,243
FMAC Loan Receivables Trust:
2.90%, 11/15/18 (e)(r)	12,509,304	484,736
6.74%, 11/15/20 (e)	1,878,105	1,594,037
GE Dealer Floorplan Master Note Trust, 2.546%, 4/20/11 (r)	36,000,000	35,501,692
Golden Securities Corp., 3.419%, 12/2/13 (e)(r)	3,094,467	3,099,619
Household Automotive Trust, 3.93%, 7/18/11	15,858,228	15,869,596
SLM Student Loan Trust, 3.02%, 12/15/17 (b)(r)	2,893,425	2,864,491
WFS Financial Owner Trust:
3.54%, 11/21/11	1,917,722	1,917,676
3.93%, 2/17/12	2,399,088	2,401,134
World Financial Network, Credit Card Master Note Trust,
3.188%, 5/15/12 (r)	3,900,000	3,901,562

Total Asset Backed Securities (Cost $204,496,451)		203,043,206

Collateralized Mortgage-Backed
Obligations (privately originated) - 0.5%
American Home Mortgage Assets, 2.499%, 5/25/46 (r)	140,801,269	6,688,060
Chase Funding Mortgage Loan, 4.045%, 5/25/33	1,907,716	1,908,994
Impac CMB Trust:
3.239%, 9/25/34 (b)(r)	1,468,400	1,316,811
2.859%, 4/25/35 (b)(r)	7,651,556	5,662,872
2.909%, 4/25/35 (b)(r)	2,741,808	1,772,473
2.869%, 5/25/35 (b)(r)	9,865,496	7,855,310
2.919%, 8/25/35 (b)(r)	8,442,040	6,312,515

Collateralized Mortgage-Backed	Principal
Obligations (privately originated) - Cont'd	Amount	Value
Washington Mutual Alternative Mortgage Pass-Through Certificates,
0.507%, 7/25/46	$139,378,208	$1,480,894

Total Collateralized Mortgage-Backed Obligations
(privately originated) (Cost $43,125,509)		32,997,929

Commercial Mortgage-Backed Securities - 3.1%
Banc of America Commercial Mortgage, Inc., 5.449%, 1/15/49	11,700,000	11,013,538
Citigroup/Deutsche Bank Commercial Mortgage Trust,
5.205%, 12/11/49	45,600,000	44,239,113
Cobalt CMBS Commercial Mortgage Trust, 5.94%, 8/15/12 (r)	30,500,000	30,004,375
Crown Castle Towers LLC:
4.643%, 6/15/35 (e)	39,250,000	40,768,684
5.245%, 11/15/36 (e)	18,600,000	18,226,205
5.362%, 11/15/36 (e)	11,000,000	11,578,083
Global Signal:
Trust II, 4.232%, 12/15/14 (e)	12,895,000	12,574,688
Trust III, 5.361%, 2/15/36 (e)	22,820,000	22,910,824
Wachovia Bank Commercial Mortgage Trust, 0.471%,
12/15/35 (e)(r)	113,469,109	1,227,736

Total Commercial Mortgage-Backed Securities (Cost $193,682,050)	192,543,246

Corporate Bonds - 59.0%
AgFirst Farm Credit Bank:
7.30%, 10/14/49 (e)	19,950,000	18,720,083
8.393% to 12/15/11, floating rate thereafter to 12/15/16 (r)	16,725,000	15,654,098
6.585% to 06/15/12, floating rate thereafter to 6/29/49 (e)(r)	76,150,000	53,415,037
Alliance Mortgage Investments:
12.61%, 6/1/10 (b)(k)(r)	3,077,944	-
15.36%, 12/1/10 (b)(k)(r)	17,718,398	-
Anadarko Petroleum Corp., 3.20%, 9/15/09 (r)	43,950,000	42,787,083
APL Ltd., 8.00%, 1/15/24	13,525,000	12,781,125
Asian Development Bank, 6.22%, 8/15/27	2,470,000	2,879,483
Atlantic Marine Corp. Communities LLC, 6.158%, 12/1/51 (b)(e)	23,670,000	22,020,201
Atlantic Mutual Insurance Co., 8.15%, 2/15/28 (e)(p)*	53,561,000	10,712,200
Autopista del Maipo Sociedad, 7.373%, 6/15/22 (e)	21,885,000	26,447,670
BAC Capital Trust XV, 3.876%, 6/1/56 (r)	77,170,000	56,893,278
BAE Systems Asset Trust, 6.664%, 9/15/13 (e)	39,289,650	41,401,469
Bank of America Corp., 8.00% to 1/30/18, floating rate
thereafter to 12/29/49 (r)	25,980,000	26,011,176
Bank of Nova Scotia Trust Company of New York,
5.20%, 2/20/09	10,000,000	10,180,464
Bayview Research Center Finance Trust, 6.33%, 1/15/37 (e)	26,081,000	27,124,240

	Principal
Corporate Bonds - Cont'd	Amount	Value
Bear Stearns Co's, Inc.:
3.456%, 4/29/08 (r)	$39,660,000	$39,495,480
2.875%, 7/2/08	2,200,000	2,155,989
3.551%, 1/30/09 (r)	6,670,000	6,136,496
4.92%, 3/30/09 (r)	7,920,000	7,526,988
3.16%, 8/21/09 (r)	2,000,000	1,744,326
3.183%, 2/23/10 (r)	1,510,000	1,436,576
4.326%, 7/19/10 (r)	21,560,000	19,189,376
4.034%, 10/22/10 (r)	6,000,000	5,492,253
3.275%, 8/15/11 (r)	5,000,000	4,399,659
3.964%, 10/28/14 (r)	27,470,000	19,632,191
BellSouth Telecommunications, Inc., STEP, 0.00% to 12/15/15,
6.65% thereafter to 12/15/95 (r)	20,000,000	9,994,440
BF Saul, REIT, 7.50%, 3/1/14	18,485,000	16,451,650
BNSF Funding Trust I, 6.613% to 1/15/26, floating rate thereafter
to 12/15/55 (r)	128,906,000	119,115,718
Bunge Ltd. Finance Corp., 4.375%, 12/15/08	20,150,000	20,146,840
Burlington Northern Santa Fe Corp., 7.29%, 6/1/36	4,675,000	5,093,677
C8 Capital SPV Ltd., 6.64% to 12/31/14, floating rate
thereafter to 12/31/49 (e)(r)	17,955,000	16,542,061
C10 Capital SPV Ltd., 6.722% to 12/31/16, floating rate
thereafter to 12/31/49 (e)(r)	20,470,000	18,916,327
Calfrac Holdings LP, 7.75%, 2/15/15 (e)	13,750,000	12,959,375
CAM US Finance SA Sociedad Unipersonal, 3.389%,
2/1/10 (e)(r)	11,000,000	10,596,091
Camp Pendleton & Quantico Housing LLC, 5.937%, 10/1/43 (e)	1,150,000	1,172,510
Capmark Financial Group, Inc., 3.746%, 5/10/10 (e)(r)	12,260,000	8,582,000
Cargill, Inc:
5.144%, 1/21/11 (e)(r)	44,455,000	44,309,277
5.20%, 1/22/13 (e)	15,000,000	15,296,475
Chesapeake Energy Corp., 6.50%, 8/15/17	25,851,000	24,881,588
Chevy Chase Bank FSB, 6.875%, 12/1/13	7,811,000	7,352,677
Chugach Electric Association, Inc., 6.55%, 3/15/11	2,780,000	3,012,975
Cinergy Global Resources, Inc., 6.20%, 11/3/08 (e)	13,500,000	13,623,728
CIT Group, Inc.:
3.303%, 5/23/08 (r)	43,200,000	42,228,000
3.19%, 8/17/09 (r)	2,745,000	2,292,075
3.021%, 3/12/10 (r)	4,970,000	3,976,000
6.10% to 3/15/17, floating rate thereafter to 3/15/67 (r)	24,487,000	11,386,455
Citigroup Capital XXI, 8.30% to 12/21/37, floating rate
thereafter to 12/21/57 (r)	12,160,000	12,043,791
Citigroup, Inc.:
6.50%, 1/18/11	47,050,000	48,569,472
5.125%, 2/14/11	9,250,000	9,306,286
6.875%, 3/5/38	24,745,000	24,678,325
Compass Bancshares, Inc., 5.143%, 10/9/09 (e)(r)	18,200,000	18,097,064
Countrywide Financial Corp., 3.345%, 5/5/08 (r)	21,725,000	21,399,125
Countrywide Home Loans, Inc., 3.25%, 5/21/08	28,023,000	27,742,770
Credit Agricole SA, 6.637% to 5/31/17, floating rate thereafter
to 12/31/49 (e)(r)	138,410,000	107,217,784
Dime Community Bancshares, Inc.:
9.25%, 5/1/10 (e)	2,000,000	2,219,355
9.25%, 5/1/10	500,000	554,839

	Principal
Corporate Bonds - Cont'd	Amount	Value
Discover Financial Services:
3.431%, 6/11/10 (e)(r)	$31,550,000	$28,438,570
6.45%, 6/12/17 (e)	2,900,000	2,641,068
Dominion Resources, Inc., 5.687%, 5/15/08 (r)	6,800,000	6,817,071
Duke Energy Corp., 4.20%, 10/1/08	9,081,000	9,144,497
Enterprise Products Operating LP:
8.375% to 8/1/16, floating rate thereafter to 8/1/66 (r)	4,470,000	4,298,112
7.034% to 1/15/18, floating rate thereafter to 1/15/68 (r)	96,420,000	79,183,929
Fidelity National Information Services, Inc., 4.75%, 9/15/08	2,500,000	2,490,225
First Republic Bank, 7.75%, 9/15/12	500	541
Fisher Scientific International, Inc., 6.125%, 7/1/15	6,068,000	6,038,167
FMG Finance Pty Ltd.:
7.076%, 9/1/11 (e)(r)	60,535,000	58,567,613
10.00%, 9/1/13 (e)	29,275,000	31,470,625
Ford Motor Credit Co. LLC:
6.625%, 6/16/08	32,985,000	32,819,882
8.708%, 4/15/12 (r)	97,488,000	91,157,855
Fort Knox Military Housing:
5.815%, 2/15/52 (e)	11,225,000	10,299,387
5.915%, 2/15/52 (e)	10,455,000	9,600,722
General Motors Acceptance Corp. LLC, 5.125%, 5/9/08	32,233,000	32,031,663
Giants Stadium LLC:
13.50%, 4/1/29 (e)(r)	44,000,000	44,000,000
11.50%, 4/1/37 (e)(r)	10,250,000	10,250,000
Glitnir Banki HF:
4.418%, 10/15/08 (e)(r)	30,230,000	29,165,870
4.154%, 4/20/10 (e)(r)	42,295,000	34,904,279
4.75%, 10/15/10 (e)	6,000,000	5,623,373
4.334%, 1/21/11 (e)(r)	26,000,000	21,821,662
6.375%, 9/25/12 (e)	77,675,000	66,165,069
6.693% to 6/15/11, floating rate thereafter to 6/15/16 (e)(r)	8,400,000	6,417,944
GMAC Commercial Mortgage Asset Corp., 6.107%, 8/10/52 (e)	37,050,000	37,221,542
GMAC LLC:
3.749%, 9/23/08 (r)	72,680,000	68,684,175
4.315%, 5/15/09 (r)	91,630,000	79,716,540
Golden State Petroleum Transport Corp., 8.04%, 2/1/19	11,878,558	12,677,866
Great River Energy:
5.829%, 7/1/17 (e)	75,730,000	78,713,005
6.254%, 7/1/38 (e)	17,750,000	18,226,410
HBOS plc:
6.657% to 5/21/37, floating rate thereafter to 5/29/49 (e)(r)	28,770,000	20,554,870
6.413% to 10/1/35, floating rate thereafter to 9/29/49 (e)(r)	2,400,000	1,718,870
Health Care Property Investors, Inc., 3.25%, 9/15/08 (r)	61,600,000	60,225,864
Hewlett-Packard Co., 3.476%, 9/3/09 (r)	25,965,000	25,981,555
HRPT Properties Trust, 3.40%, 3/16/11 (r)	22,985,000	21,676,591
Independence Community Bank Corp., 3.75% to 4/1/09,
floating rate thereafter to 4/1/14 (r)	19,210,000	19,028,102
Ingersoll-Rand Co. Ltd., 6.015%, 2/15/28	10,340,000	10,867,754
Jersey Central Power & Light Co., 5.625%, 5/1/16	4,985,000	4,903,919
John Deere Capital Corp.:
3.53%, 2/26/10 (r)	13,000,000	12,983,175
4.698%, 1/18/11 (r)	52,400,000	52,287,001

	Principal
Corporate Bonds - Cont'd	Amount	Value
JPMorgan Chase & Co.:
1.91%, 10/28/08 (r)	$72,800,000	$72,789,634
4.394%, 1/22/10 (r)	36,900,000	36,727,350
Kaupthing Bank hf:
4.958%, 1/15/10 (e)(r)	39,000,000	35,589,473
5.75%, 10/4/11 (e)	3,350,000	2,674,094
Koninklijke Philips Electronics NV, 4.89%, 3/11/11 (r)	62,930,000	62,958,807
Kraft Foods, Inc., 3.596%, 8/11/10 (r)	2,300,000	2,287,311
Land O'Lakes Capital Trust I, 7.45%, 3/15/28 (e)	50,648,000	44,317,000
Lehman Brothers Holdings, Inc.:
1.69%, 9/8/08 (r)	7,157,000	6,980,372
3.233%, 5/25/10 (r)	17,000,000	15,361,326
5.625%, 1/24/13	13,750,000	13,303,703
Leucadia National Corp.:
7.00%, 8/15/13	22,745,000	22,460,688
8.125%, 9/15/15	54,550,000	54,989,242
LL & P Wind Energy, Inc. Washington Revenue Bonds:
5.733%, 12/1/17	8,060,000	8,376,274
5.983%, 12/1/22	14,695,000	15,708,220
6.192%, 12/1/27	3,925,000	4,033,840
Lumbermens Mutual Casualty Co.:
9.15%, 7/1/26 (e)(m)*	51,271,000	256,355
8.30%, 12/1/37 (e)(m)*	33,720,000	168,600
8.45%, 12/1/97 (e)(m)*	1,000,000	5,000
M&I Marshall & Ilsley Bank, 3.328%, 12/4/12 (r)	11,675,000	10,900,551
M&T Bank Corp., 6.625%, 12/4/17	16,750,000	16,053,407
McGuire Air Force Base Military Housing Project, 5.611%,
9/15/51 (e)	11,420,000	10,151,010
Medco Health Solutions, Inc., 6.125%, 3/15/13	1,500,000	1,521,482
Meridian Funding Co. LLC:
5.378%, 6/9/08 (r)	214,167	212,491
4.846%, 10/6/08 (e)(r)	3,484,464	3,476,530
Mid-Atlantic Family Military Communities LLC, 5.24%,
8/1/50 (e)	23,150,000	21,450,096
Morgan Stanley:
4.348%, 1/15/10 (r)	20,420,000	19,684,437
4.538%, 1/15/10 (r)	11,380,000	11,067,126
NationsBank Cap Trust III, 4.808%, 1/15/27 (r)	1,677,000	1,288,758
Nationwide Health Properties, Inc.:
6.50%, 7/15/11	22,379,000	22,914,150
6.90%, 10/1/37	10,460,000	11,660,331
6.59%, 7/7/38	4,023,000	4,392,417
Noble Group Ltd., 6.625%, 3/17/15 (e)	13,740,000	11,869,263
NPS LLC, 9.80%, 12/28/16 (e)(r)	43,600,000	43,600,000
Ohana Military Communities LLC:
5.462%, 10/1/26 (e)	17,500,000	16,507,050
5.88%, 10/1/51 (e)	20,000,000	18,774,000
6.00%, 10/1/51 (e)	13,120,000	13,075,654
6.15%, 10/1/51 (e)	10,000,000	9,966,100
Orkney Re II plc, Series B, 6.096%, 12/21/35 (b)(e)(r)(s)	19,550,000	14,662,500
Overseas Shipholding Group, Inc., 7.50%, 2/15/24	20,465,000	17,599,900
Pacific Pilot Funding Ltd., 4.644%, 10/20/16 (e)(r)	6,216,874	6,223,520
Pedernales Electric Cooperative, 5.952%, 11/15/22 (e)	11,250,000	11,951,937

	Principal
Corporate Bonds - Cont'd	Amount	Value
Pepco Holdings, Inc., 3.701%, 6/1/10 (r)	$5,000,000	$4,918,121
Pioneer Natural Resources Co.:
5.875%, 7/15/16	10,145,000	9,164,255
6.65%, 3/15/17	37,505,000	35,362,534
6.875%, 5/1/18	47,975,000	45,461,364
7.20%, 1/15/28	4,912,000	4,218,894
Pitney Bowes, Inc., 5.60%, 3/15/18	9,900,000	9,990,870
PPF Funding, Inc., 5.35%, 4/15/12 (e)	3,000,000	2,990,539
PPG Industries, Inc., 5.75%, 3/15/13	10,000,000	10,312,940
Preferred Term Securities IX Ltd., 5.608%, 4/3/33 (e)(r)	959,500	921,120
Public Service Electric & Gas Co., 6.375%, 5/1/08 (r)	1,000,000	1,001,179
Public Steers Trust, 6.646%, 11/15/18 (b)	4,434,934	3,332,543
Puget Sound Energy, Inc., 7.02%, 12/1/27	571,000	585,393
RBS Capital Trust IV, STEP, 5.63%, 9/29/49 (r)	19,868,000	12,877,517
Renaissance Ketchikan Group LLC, 5.645%, 6/2/08 (e)	15,000,000	15,000,000
Residential Capital LLC:
3.49%, 6/9/08 (r)	55,030,000	43,473,700
7.875%, 6/30/10	9,050,000	4,547,625
Richmond County Capital Corp., 8.61%, 7/15/49 (e)	10,000,000	10,037,500
Rouse Co., 8.00%, 4/30/09	8,000,000	7,833,108
Royal Bank of Scotland Group plc, 7.64% to 9/30/12, floating rate
thereafter to 3/31/49 (b)(r)	36,395,000	31,343,010
Santander Issuances SA Unipersonal, 2.902%, 6/20/16 (e)(r)	25,000,000	24,183,423
Skyway Concession Co. LLC, 2.976%, 6/30/17 (e)(r)	9,615,000	8,521,707
Sovereign Bancorp, Inc., 3.365%, 3/1/09 (r)	25,313,000	24,699,539
Sovereign Bank, 4.375% to 8/1/08, floating rate thereafter to
8/1/13 (r)	13,000,000	11,726,630
SPARCS Trust 99-1, STEP, 0.00% to 4/15/19, 7.697% thereafter
to 10/15/97 (b)(e)(r)	26,500,000	7,243,775
Sterling Equipment, Inc., 6.125%, 9/28/19	311,047	357,433
SunTrust Bank, 7.25%, 3/15/18	4,900,000	4,941,780
TEPPCO Partners LP, 7.00% to 6/1/17, floating rate thereafter
to 6/1/67 (r)	19,730,000	16,905,631
TIERS Trust:
8.45%, 12/1/17 (b)(e)(n)*	8,559,893	42,799
STEP, 0.00% to 4/15/18, 7.697% thereafter to 10/15/97 (b)(e)(r)	11,001,000	3,308,991
STEP, 0.00% to 10/15/28, 7.697% thereafter to 10/1/97 (b)(r)	15,000,000	1,733,550
STEP, 0.00% to 10/15/33, 7.697% thereafter to
10/15/97 (b)(e)(r)	12,295,000	839,749
Toll Road Investors Partnership II LP, Zero Coupon:
2/15/11 (e)	7,600,000	6,572,814
2/15/18 (e)	7,900,000	4,919,678
2/15/19 (e)	8,600,000	4,423,324
2/15/28 (e)	16,737,000	5,410,559
2/15/29 (e)	12,600,000	3,848,121
2/15/43 (b)(e)	50,650,000	9,243,625
2/15/45 (e)	650,326,134	95,213,781
United Parcel Services, Inc., 2.674%, 3/27/50 (r)	2,030,000	1,819,626
UnitedHealth Group, Inc., 4.462%, 2/7/11 (r)	14,940,000	14,845,189
Verizon North, Inc., 5.634%, 1/1/21 (e)	4,785,000	4,683,399
Verizon Pennsylvania, Inc., 8.35%, 12/15/30	4,590,000	5,326,025
Wachovia Bank, 6.60%, 1/15/38	3,000,000	2,784,466

	Principal
Corporate Bonds - Cont'd	Amount	Value
Wachovia Capital Trust III, 5.80% to 3/15/11, floating rate thereafter
to 3/15/42 (r)	$64,816,000	$46,424,460
Wachovia Corp., 7.98% to 3/15/18, floating rate thereafter
to 2/28/49 (r)	11,925,000	11,611,949
Wells Fargo Bank:
6.584%, 9/1/27 (e)	6,080,000	6,306,054
6.734%, 9/1/47 (e)	37,970,000	39,783,068
Weyerhaeuser Co., 3.599%, 9/24/09 (r)	27,440,000	27,114,108
Whitney National Bank, 5.875%, 4/1/17	3,000,000	3,041,111
Windsor Petroleum Transport Corp, 7.84%, 1/15/21 (e)	14,270,000	16,617,700
Xerox Corp., 3.514%, 12/18/09 (r)	3,250,000	3,169,949
Xstrata Finance Dubai Ltd., 3.42%, 11/13/09 (e)(r)	6,980,000	6,889,189

Total Corporate Bonds (Cost $3,974,924,070)		3,678,726,467

Taxable Municipal Obligations - 7.1%
Alabaster Alabama GO Bonds:
5.38%, 4/1/19	780,000	789,976
5.40%, 4/1/20	840,000	851,718
5.45%, 4/1/21	880,000	891,739
Alameda California Corridor Transportation Authority Revenue
Bonds, Zero Coupon:
10/1/09	5,155,000	4,899,724
10/1/10	16,230,000	15,032,388
Anaheim California Redevelopment Agency Tax Allocation Bonds:
5.759%, 2/1/18	1,795,000	1,881,196
6.506%, 2/1/31	3,875,000	3,999,155
Azusa California Redevelopment Agency Tax Allocation Bonds,
5.765%, 8/1/17	3,760,000	4,055,837
Baltimore Maryland General Revenue Bonds:
5.03%, 7/1/13	1,460,000	1,521,145
5.05%, 7/1/14	1,520,000	1,586,880
5.07%, 7/1/15	1,340,000	1,390,907
5.27%, 7/1/18	2,435,000	2,482,896
Bartow-Cartersville Georgia Joint IDA Revenue Bonds, 5.55%,
11/1/20	3,970,000	4,070,957
Boynton Beach Florida Community Redevelopment Agency Tax
Allocation Revenue Bonds, 5.10%, 10/1/15	1,440,000	1,507,320
Brownsville Texas Utility System Revenue Bonds:
5.084%, 9/1/16	2,000,000	2,024,180
5.204%, 9/1/17	2,275,000	2,290,061
5.304%, 9/1/19	1,000,000	1,009,960
Burlingame California PO Revenue Bonds, 5.285%, 6/1/12	1,775,000	1,854,982
California Statewide Communities Development Authority
Revenue Bonds:
5.44%, 8/1/10	1,560,000	1,623,430
5.61%, 8/1/14	2,270,000	2,465,538
Zero Coupon, 6/1/15	3,425,000	2,502,168
Zero Coupon, 6/1/15	1,205,000	880,325
Zero Coupon, 6/1/16	2,620,000	1,793,102

	Principal
Taxable Municipal Obligations - Cont'd	Amount	Value
California Statewide Communities Development Authority
Revenue Bonds (Cont'd):
Zero Coupon, 6/1/17	$2,710,000	$1,723,614
Zero Coupon, 6/1/17	1,835,000	1,167,097
Zero Coupon, 6/1/18	2,810,000	1,668,409
Zero Coupon, 6/1/19	1,975,000	1,092,531
Chicago Illinois GO Bonds, 5.30%, 1/1/14	1,940,000	1,999,888
College Park Georgia Revenue Bonds:
5.631%, 1/1/11	4,965,000	5,219,804
5.658%, 1/1/12	2,500,000	2,632,175
5.688%, 1/1/13	5,540,000	5,861,929
Commonwealth Pennsylvania Financing Authority Revenue Bonds,
5.631%, 6/1/23	8,025,000	8,786,171
Detroit Michigan GO Bonds, 5.15%, 4/1/25	14,605,000	13,021,672
Eugene Oregon Electric Utilities Revenue Bonds, Zero Coupon,
8/1/25	1,500,000	561,495
Fairfield California PO Revenue Bonds, 5.34%, 6/1/25	1,960,000	1,864,685
Florida State First Governmental Financing Commission
Revenue Bonds:
5.05%, 7/1/14	285,000	295,639
5.10%, 7/1/15	300,000	309,696
Fort Wayne Indiana Redevelopment District Revenue Bonds,
5.24%, 6/1/21	1,250,000	1,260,388
Grant County Washington Public Utility District No. 2 Revenue
Bonds:
4.76%, 1/1/13	400,000	407,340
5.11%, 1/1/13	1,210,000	1,250,571
5.29%, 1/1/20	2,415,000	2,436,107
5.48%, 1/1/21	990,000	1,034,807
Hoffman Estates Illinois GO Bonds, 5.15%, 12/1/17	1,135,000	1,137,054
Howell Township New Jersey School District GO Bonds,
5.30%, 7/15/19	660,000	689,535
Indiana State Bond Bank Revenue Bonds:
5.72%, 1/15/15	2,430,000	2,584,645
5.82%, 7/15/17	3,925,000	4,094,089
6.01%, 7/15/21	19,715,000	21,120,088
Inglewood California Pension Funding Revenue Bonds:
4.79%, 9/1/11	235,000	235,183
4.82%, 9/1/12	250,000	250,120
4.90%, 9/1/13	260,000	260,112
4.94%, 9/1/14	275,000	275,105
4.95%, 9/1/15	285,000	285,060
Jersey City New Jersey GO Bonds, 5.38%, 9/1/16	7,755,000	8,206,419
Kansas City Missouri Airport Revenue Bonds, 5.125%, 9/1/17	4,485,000	4,493,028
King County Washington Housing Authority Revenue Bonds,
6.375%, 12/31/46	4,550,000	4,707,066
La Mesa California COPs, 6.32%, 8/1/26	1,305,000	1,357,083
La Verne California PO Revenue Bonds, 5.62%, 6/1/16	1,000,000	1,047,290
Lancaster Pennsylvania Parking Authority Revenue Bonds,
5.95%, 12/1/25	2,450,000	2,469,453

	Principal
Taxable Municipal Obligations - Cont'd	Amount	Value
Long Beach California Bond Finance Authority Revenue Bonds:
5.34%, 8/1/35	$5,000,000	$4,418,800
5.44%, 8/1/40	5,000,000	4,421,300
Metropolitan Washington DC Airport Authority System Revenue
Bonds:
5.59%, 10/1/25	2,785,000	2,724,231
5.69%, 10/1/30	2,835,000	2,727,270
Michigan State Municipal Bond Authority Revenue Bonds,
5.252%, 6/1/15	6,200,000	6,422,580
Mississippi State Development Bank SO Revenue Bonds:
5.21%, 7/1/08	3,630,000	3,649,058
5.20%, 7/1/09	8,835,000	9,029,635
5.19%, 7/1/10	6,290,000	6,517,761
5.21%, 7/1/11	9,275,000	9,682,544
5.04%, 6/1/20, Project A	1,940,000	1,977,248
5.04%, 6/1/20, Project B	990,000	1,009,008
5.375%, 1/1/22	1,265,000	1,278,055
5.60%, 1/1/26	1,470,000	1,417,036
Moreno Valley California Public Financing Authority Revenue
Bonds, 5.549%, 5/1/27	4,385,000	4,219,598
Nevada State Department of Business & Industry Lease Revenue
Bonds, 5.87%, 6/1/27	1,210,000	1,213,291
New York City IDA Revenue Bonds, 6.027%, 1/1/46	12,000,000	12,136,560
New York State Sales Tax Asset Receivables Corp. Revenue Bonds:
3.60%, 10/15/08	1,500,000	1,506,480
4.06%, 10/15/10	1,000,000	1,014,280
4.42%, 10/15/12	10,500,000	10,593,345
Northwest Washington Electric Energy Revenue Bonds:
4.06%, 7/1/09	1,150,000	1,153,830
4.49%, 7/1/11	2,500,000	2,525,900
Oakland California Redevelopment Agency Tax Allocation Bonds:
5.252%, 9/1/16	2,200,000	2,305,336
5.653%, 9/1/21	19,635,000	20,328,901
Oceanside California PO Revenue Bonds:
4.95%, 8/15/16	2,215,000	2,214,867
5.14%, 8/15/18	2,760,000	2,746,669
5.20%, 8/15/19	3,070,000	3,067,206
5.25%, 8/15/20	3,395,000	3,403,012
Oconomowoc Wisconsin Area School District GO Bonds,
5.44%, 3/1/21	780,000	798,080
Philadelphia Pennsylvania IDA Revenue Bonds, Zero Coupon,
4/15/19	3,375,000	1,773,799
Philadelphia Pennsylvania School District GO Bonds, 5.09%,
7/1/20	7,990,000	8,218,594
Pittsburgh Pennsylvania GO Bonds:
5.47%, 9/1/08	4,890,000	4,932,005
5.54%, 9/1/09	19,670,000	20,171,978
Pomona California Public Financing Authority Revenue Bonds,
5.718%, 2/1/27	6,015,000	5,904,384
Rio Rancho New Mexico Event Center Revenue Bonds, 5.00%,
6/1/20	3,260,000	3,218,859

	Principal
Taxable Municipal Obligations - Cont'd	Amount	Value
Riverside California Public Financing Authority Tax Allocation
Bonds:
5.19%, 8/1/17	$2,025,000	$2,040,208
5.24%, 8/1/17	3,250,000	3,381,332
Sacramento City California Financing Authority Tax Allocation
Revenue Bonds:
5.11%, 12/1/13	1,235,000	1,265,159
5.54%, 12/1/20	21,940,000	22,183,753
San Bernardino California Joint Powers Financing Authority Tax
Allocation Bonds, 5.625%, 5/1/16	5,430,000	5,718,442
San Diego California Redevelopment Agency Tax Allocation
Bonds, 6.00%, 9/1/21	2,515,000	2,662,907
San Jose California Redevelopment Agency Tax Allocation Bonds:
4.54%, 8/1/12	3,105,000	3,137,913
5.10%, 8/1/20	3,960,000	3,920,440
5.46%, 8/1/35	5,300,000	4,897,306
Santa Cruz County California Redevelopment Agency Tax
Allocation Revenue Bonds, 5.60%, 9/1/25	1,815,000	1,754,216
Santa Fe Springs California Community Development Commission
Tax Allocation Bonds, 5.35%, 9/1/18	1,265,000	1,283,773
Sonoma County California PO Revenue Bonds, 6.625%, 6/1/13	7,570,000	8,358,037
Thousand Oaks California Redevelopment Agency Tax
Allocation Bonds:
5.00%, 12/1/12	675,000	695,871
5.00%, 12/1/13	710,000	732,770
5.00%, 12/1/14	745,000	767,201
5.125%, 12/1/15	785,000	806,878
5.125%, 12/1/16	830,000	839,960
5.25%, 12/1/21	5,070,000	5,107,771
5.375%, 12/1/21	4,880,000	4,954,615
University of Central Florida COPs, 5.125%, 10/1/20	3,750,000	3,377,812
Utah State Housing Corp. Military Housing Revenue Bonds:
5.392%, 7/1/50	11,735,000	10,763,342
5.442%, 7/1/50	3,990,000	3,686,800
Vigo County Indiana Economic Redevelopment Authority
Revenue Bonds, 5.30%, 2/1/21	2,750,000	2,763,062
Virginia State Housing Development Authority Revenue Bonds,
5.35%, 7/1/14	2,025,000	2,141,437
West Contra Costa California Unified School District COPs:
5.03%, 1/1/20	3,190,000	3,172,965
5.15%, 1/1/24	3,630,000	3,388,169
Wilkes-Barre Pennsylvania GO Bonds, 5.28%, 11/15/19	2,025,000	2,042,577

Total Taxable Municipal Obligations (Cost $433,691,217)		441,777,148

U.S. Government Agencies
and Instrumentalities - 15.7%
Central American Bank For Economic Integration AID Bonds, Guaranteed by the United States Agency of International Development, 6.79%, 10/1/10	2,608,577	2,763,422
Fannie Mae, 5.50%, 12/25/16	4,988,639	5,085,836

U.S. Government Agencies	Principal
and Instrumentalities - Cont'd	Amount	Value
Federal Home Loan Bank Discount Notes, 4/1/08	$886,000,000	$886,000,000
Freddie Mac:
STEP, 4.10% to 1/28/09, 5.80% thereafter to 1/28/14 (r)	5,000,000	5,054,554
5.125%, 12/15/13	47,228,522	47,901,613
5.00%, 10/15/29	9,292,204	548,821
6.00%, 12/15/32	22,355,190	4,530,686
Ginnie Mae, 11.00%, 10/15/15	537	597
Government National Mortgage Association, 5.50%, 1/16/32	14,910,773	2,088,528
Overseas Private Investment Corp., 4.05%, 11/15/14	2,168,000	2,250,319
Small Business Administration:
5.038%, 3/10/15	6,453,125	6,463,869
4.94%, 8/10/15	16,345,805	16,353,196

Total U.S. Government Agencies and Instrumentalities
(Cost $978,166,567)		979,041,441

U.S. Treasury - 6.2%
United States Treasury Bonds:
3.50%, 12/15/09	280,200,000	289,306,503
2.00%, 2/28/10	24,000,000	24,187,500
5.25%, 2/15/29	23,000,000	25,918,125
5.375%, 2/15/31	125,000	144,492
4.75%, 2/15/37	15,823,000	17,007,254
5.00%, 5/15/37	11,396,000	12,742,153
United States Treasury Notes:
2.75%, 2/28/13	6,910,000	7,009,331
5.125%, 5/15/16	9,226,000	10,507,549
4.625%, 2/15/17	70,000	76,891
3.50%, 2/15/18	1,793,000	1,803,646

Total U.S. Treasury (Cost $387,395,457)		388,703,444

Equity Securities - 2.4%	Shares
Conseco, Inc.:
Common *	1,204,755	12,288,501
Warrants (strike price $27.60/share, expires 9/10/08)*	4,668	93
Double Eagle Petroleum Co., Preferred	105,000	2,588,250
Fannie Mae, Series S Preferred	996,000	23,953,800
First Republic Preferred Capital Corp., Preferred (e)	6,050	6,546,100
Ford Motor Co. *	485,514	2,777,140
Freddie Mac, Series Z Preferred	652,000	15,908,800
MFH Financial Trust I, Preferred (e)	400,000	40,850,000

Equity Securities - Cont'd	Shares	Value
Roslyn Real Estate Asset Corp., Preferred	$222	$22,304,063
WoodBourne Pass-Through Trust, Preferred (b)(e)	258	25,727,438

Total Equity Securities (Cost $164,222,027)		152,944,185

TOTAL INVESTMENTS (Cost $6,379,703,348) - 97.3%		6,069,777,066
Other assets and liabilities, net - 2.7%		166,292,155
Net Assets - 100%		$6,236,069,221

Net Assets Consist of:
Paid-in capital applicable to the following shares of beneficial interest, unlimited number of no par value shares authorized:
Class A: 321,386,999 shares outstanding		$5,432,352,226
Class B: 9,100,573 shares outstanding		156,935,667
Class C: 32,750,757 shares outstanding		550,295,983
Class I: 23,739,796 shares outstanding		396,338,735
Class R: 215,695 shares outstanding		3,589,310
Class Y: 10,587 shares outstanding		172,188
Undistributed net investment income (loss)		(646,224)
Accumulated net realized gain (loss) on investments		11,230,471
Net unrealized appreciation (depreciation) on investments		(314,199,135)
Net Assets		$6,236,069,221

Net Asset Value Per Share
Class A (based on net assets of $5,176,619,720)		$16.11
Class B (based on net assets of $146,076,731)		$16.05
Class C (based on net assets of $527,150,430)		$16.10
Class I (based on net assets of $382,564,784)		$16.11
Class R (based on net assets of $3,486,369)		$16.16
Class Y (based on net assets of $171,187)		$16.17

Futures	# of Contracts	Expiration Date	Underlying Face Amount at Value	Unrealized Appreciation (Depreciation)
Purchased:
U.S. Treasury Bonds	2,844	6/08	$337,858,313	($1,428,003)
Total Purchased				($1,428,003)

Sold:
2 Year U.S. Treasury Notes	2,305	6/08	$494,782,656	($1,566,501)
5 Year U.S. Treasury Notes	383	6/08	43,751,766	213,630
10 Year U.S. Treasury Notes	3,384	6/08	402,537,375	(1,491,979)
Total Sold				($2,844,850)

* Non-income producing security.

(b) This security was valued by the Board of Trustees. See Note A.

(e) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

(k) Alliance Bankcorp and its affiliates filed for chapter 7 bankruptcy on July 13, 2007.This security is no longer accruing interest.

(m) The Illinois Insurance Department prohibited Lumbermens from making interest payments. This security is no longer accruing interest.

(n) The Illinois Insurance Department prohibited Lumbermens from making interest payments.

This TIERS security is based on interest payments from Lumbermens. This security is no longer accruing interest.

(p) The State of New York Insurance Department has prohibited Atlantic Mutual Insurance Co. from making interest payments. This security is no longer accruing interest.

(r) The coupon rate shown on floating or adjustable rate securities represents the rate at period end.

(s) Subsequent to period end, this security stopped accruing interest.

Abbreviations:
COPs: Certificates of Participation
FSB: Federal Savings Bank
GO: General Obligation
IDA: Industrial Development Authority
LLC: Limited Liability Corporation
LP: Limited Partnership
MFH: Multi - Family Housing
PO: Pension Obligation
SO: Special Obligation
STEP: Stepped Coupon bond for which the coupon rate of interest will adjust on specific future date(s).
VRDN: Variable Rate Demand Note

See notes to financial statements.

Statement of Operations
Six Months Ended March 31, 2008
Net Investment Income
Investment Income:
Interest income	$187,974,550
Dividend income	5,672,595
Total investment income	193,647,145

Expenses:
Investment advisory fee	11,954,259
Administrative fees	8,045,505
Transfer agency fees and expenses	6,065,870
Distribution plan expenses:
Class A	6,483,816
Class B	894,261
Class C	2,609,817
Class R	5,866
Trustees' fees and expenses	173,022
Custodian fees	317,000
Reports to shareholders	649,094
Professional fees	60,349
Accounting fees	329,127
Miscellaneous	105,733
Total expenses	37,693,719
Reimbursement from Advisor:
Class R	(7,583)
Class Y	(1,190)
Fees paid indirectly	(190,141)
Net expenses	37,494,805

Net Investment Income	156,152,340

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments	(9,330,484)
Futures	35,642,280
26,311,796
Change in unrealized appreciation (depreciation) on:
Investments	(151,312,807)
Futures	(5,611,475)
(156,924,282)

Net Realized and Unrealized Gain
(Loss)	(130,612,486)

Increase (Decrease) in Net Assets
Resulting From Operations	$25,539,854

See notes to financial statements.

Statements of Changes in Net Assets

	Six Months Ended	Year Ended
	March 31,	September 30,
Increase (Decrease) in Net Assets	2008	2007
Operations:
Net investment income	$156,152,340	$243,301,117
Net realized gain (loss)	26,311,796	103,389,772
Change in unrealized appreciation (depreciation)	(156,924,282)	(104,892,865)

Increase (Decrease) in Net Assets
Resulting From Operations	25,539,854	241,798,024

Distributions to shareholders from
Net investment income:
Class A Shares	(129,904,067)	(209,655,214)
Class B Shares	(3,745,774)	(9,765,931)
Class C Shares	(11,285,547)	(18,117,237)
Class I Shares	(9,941,826)	(9,061,107)
Class R Shares	(55,514)	(8,845)
Class Y Shares	(266)	--
Net realized gain:
Class A Shares	(87,053,456)	--
Class B Shares	(3,137,805)	--
Class C Shares	(8,738,853)	--
Class I Shares	(5,705,708)	--
Class R Shares	(31,543)
Total distributions	(259,600,359)	(246,608,334)
Capital share transactions:
Shares sold:
Class A Shares	974,637,703	2,070,918,612
Class B Shares	7,653,423	18,120,638
Class C Shares	79,365,900	188,665,383
Class I Shares	99,089,423	244,487,418
Class R Shares	2,505,443	1,305,187
Class Y Shares	172,000	--
Reinvestment of distributions:
Class A Shares	167,729,397	161,710,542
Class B Shares	5,101,235	6,876,409
Class C Shares	10,504,267	9,390,349
Class I Shares	13,802,664	8,615,583
Class R Shares	18,249	175
Class Y Shares	188	--
Redemption fees:
Class A Shares	100,670	109,311
Class B Shares	402	1,605
Class C Shares	3,392	2,257
Class I Shares	690	515
Class R Shares	1	--
Class Y Shares	--	--
Shares redeemed:
Class A Shares	(796,456,040)	(1,063,599,149)
Class B Shares	(67,372,851)	(103,373,508)
Class C Shares	(47,476,195)	(83,873,475)
Class I Shares	(29,057,163)	(16,944,144)
Class R Shares	(237,086)	(2,659)
Total capital share transactions	420,085,712	1,442,411,049

Total Increase (Decrease) in Net Assets	186,025,207	1,437,600,7393

Statements of Changes in Net Assets
	Six Months Ended	Year Ended
	March 31,	September 30,
Net Assets	2008	2007
Beginning of period	$6,050,044,014	$4,612,443,275
End of period (including distributions in excess of net investment income of $646,224 and $1,865,570, respectively)	$6,236,069,221	$6,050,044,014

Capital Share Activity
Shares sold:
Class A Shares	58,757,836	123,524,457
Class B Shares	462,781	1,083,060
Class C Shares	4,788,169	11,258,351
Class I Shares	5,977,462	14,614,029
Class R Shares	151,052	77,985
Class Y Shares	10,575	--
Reinvestment of distributions:
Class A Shares	10,154,148	9,670,355
Class B Shares	309,380	411,863
Class C Shares	636,388	561,898
Class I Shares	835,447	515,953
Class R Shares	1,110	10
Class Y Shares	12	--
Shares redeemed:
Class A Shares	(48,123,488)	(63,533,244)
Class B Shares	(4,073,671)	(6,189,773)
Class C Shares	(2,868,612)	(5,010,034)
Class I Shares	(1,761,401)	(1,013,745)
Class R Shares	(14,302)	(160)
Total capital share activity	25,242,886	85,971,005

See notes to financial statements.

Notes to Financial Statements

Note A ---- Significant Accounting Policies

General: The Calvert Income Fund (the Fund), a series of The Calvert Fund, is registered under the Investment Company Act of 1940 as a non-diversified, open-end management investment company. The operations of each series are accounted for separately. The Fund offers six classes of shares of beneficial interest. Class A shares are sold with a maximum front-end sales charge of 3.75%. Class B shares are sold without a front-end sales charge. With certain exceptions, the Fund will impose a deferred sales charge at the time of redemption, depending on how long investors have owned the shares. Class C shares are sold without a front-end sales charge. With certain exceptions, the Fund will impose a deferred sales charge on shares sold within one year of purchase. Class B and Class C shares have higher levels of expenses than Class A shares. Class I shares require a minimum account balance of $1,000,000. The $1 million minimum initial investment may be waived for certain institutional accounts, where it is believed to be in the best interest of the Fund and its shareholders. Class I shares have no front-end or deferred sales charge and have lower levels of expenses than Class A shares. Class R shares are generally only available to certain retirement plans where plan level or omnibus accounts are held on the books of the Fund. Class R shares have no front-end or deferred sales charge and have a higher level of expenses than Class A Shares. Effective February 29, 2008, the Fund began to offer Class Y shares. Class Y shares are generally only available to wrap or similar fee-based programs offered by financial intermediaries that have entered into an agreement with the Fund's Distributor to offer Class Y shares. Each class has different: (a) dividend rates due to differences in Distribution Plan expenses and other class specific expenses, (b) exchange privileges and (c) class specific voting rights.

Security Valuation: Net asset value per share is determined every business day as of the close of the regular session of the New York Stock Exchange (generally 4:00 p.m. Eastern time). The Fund uses independent pricing services approved by the Board of Trustees to value its investments wherever possible. Securities for which market quotations are available are valued at last sale price or official closing price on the primary market or exchange in which they trade. Municipal securities are valued utilizing a matrix system (which considers such factors as security prices, yields, maturities and ratings) furnished by dealers through an independent pricing service. Foreign securities are valued based on quotations from the principal market in which such securities are normally traded. If events occur after the close of the principal market in which foreign securities are traded, and before the Fund's net asset value determination, that are expected to materially affect the value of those securities, then they are valued at their fair value taking these events into account. Short-term notes are stated at amortized cost, which approximates fair value. The Fund may invest in securities whose resale is subject to restrictions. Investments for which market quotations are not available or deemed not reliable are fair valued in good faith under the direction of the Board of Trustees.

In determining fair value, the Board considers all relevant qualitative and quantitative information available. These factors are subject to change over time and are reviewed periodically. The values assigned to fair value investments are based on available information and do not necessarily represent amounts that might ultimately be realized. Further, because of the inherent uncertainty of valuation, those estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and the differences could be material.

At March 31, 2008, securities valued at $145,282,653 or 2.3% of net assets were fair valued in good faith under the direction of the Board of Trustees.

Repurchase Agreements: The Fund may enter into repurchase agreements with recognized financial institutions or registered broker/dealers and, in all instances, holds underlying securities with a value exceeding the total repurchase price, including accrued interest. Although risk is mitigated by the collateral, the Fund could experience a delay in recovering its value and a possible loss of income or value if the counterparty fails to perform in accordance with the terms of the agreement.

Futures Contracts: The Fund may enter into futures contracts agreeing to buy or sell a financial instrument for a set price at a future date. Initial margin deposits of either cash or securities as required by the broker are made upon entering into the contract. While the contract is open, daily variation margin payments are made to or received from the broker reflecting the daily change in market value of the contract and are recorded for financial reporting purposes as unrealized gains or losses by the Fund. When a futures contract is closed, a realized gain or loss is recorded equal to the difference between the opening and closing value of the contract. The risks associated with entering into futures contracts may include the possible illiquidity of the secondary market which would limit the Fund's ability to close out a futures contract prior to the settlement date, an imperfect correlation between the value of the contracts and the underlying financial instruments, or that the counterparty will fail to perform its obligations under the contracts' terms.

Short Sales: The Fund may use a hedging technique that involves short sales of U.S. Treasury securities for the purposes of managing the duration of the Fund. Any short sales are covered with an equivalent amount of high-quality, liquid securities.

Security Transactions and Net Investment Income: Security transactions are accounted for on trade date. Realized gains and losses are recorded on an identified cost basis and may include proceeds from litigation. Dividend income is recorded on the ex-dividend date or, in the case of dividends on certain foreign securities, as soon as the Fund is informed of the ex-dividend date. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. Interest income, which includes amortization of premium and accretion of discount on debt securities, is accrued as earned. Investment income and realized and unrealized gains and losses are allocated to separate classes of shares based upon the relative net assets of each class. Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. (See the Schedule of Investments footnotes on page 22.) A debt obligation may be removed from non-accrual status when the issuer resumes interest payments or when collectibility of interest is reasonably assured. Expenses arising in connection with a class are charged directly to that class. Expenses common to the classes are allocated to each class in proportion to their relative net assets. Withholding taxes on foreign dividends have been provided for in accordance with the Fund's understanding of the applicable country's tax rules and rates.

Foreign Currency Transactions: The Fund's accounting records are maintained in U. S. dollars. For valuation of assets and liabilities on each date of net asset value determination, foreign denominations are converted into U.S. dollars using the current exchange rate. Security transactions, income and expenses are translated at the prevailing rate of exchange on the date of the event. The effect of changes in foreign exchange rates on securities and foreign currencies is included in the net realized and unrealized gain or loss on securities and foreign currencies.

Distributions to Shareholders: Distributions to shareholders are recorded by the Fund on ex-dividend date. Dividends from net investment income are paid monthly. Distributions from net realized capital gains, if any, are paid at least annually. Distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles; accordingly, periodic reclassifications are made within the Fund's capital accounts to reflect income and gains available for distribution under income tax regulations.

Estimates: The preparation of the financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reported period. Actual results could differ from those estimates.

Redemption Fees: The Fund charges a 2% redemption fee on redemptions, including exchanges, made within 30 days of purchase in the same Fund (within seven days for Class I and Class R shares). The redemption fee is paid to the Class of the Fund from which the redemption is made, and is accounted for as an addition to paid-in capital. The fee is intended to discourage market-timers by ensuring that short-term trading costs are borne by the investors making the transactions and not the shareholders already in the Fund.

Expense Offset Arrangements: The Fund has arrangements with its custodian banks whereby the custodian's fees may be paid indirectly by credits earned on the Fund's cash on deposit with the banks. These credits are used to reduce the Fund's expenses. Such deposit arrangements may be an alternative to overnight investments.

Federal Income Taxes: No provision for federal income or excise tax is required since the Fund intends to continue to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable earnings.

New Accounting Pronouncements: In July 2006, the Financial Accounting Standards Board (FASB) issued FASB Interpretation No. 48, "Accounting for Uncertainty in Income Taxes" -- an interpretation of FASB Statement 109 (FIN 48), effective on the last business day of the semi-annual reporting period for fiscal years beginning after December 15, 2006. FIN 48 sets forth a threshold for financial statement recognition, measurement and disclosure of a tax position taken or expected to be taken on a tax return. Management has analyzed the Fund's tax positions taken on federal income tax returns for all open tax years (tax years ended September 30, 2004 -- 2007) for purposes of implementing FIN 48, and has concluded that as of March 31, 2008, no provision for income tax is required in the Fund's financial statements.

In September 2006, the Financial Accounting Standards Board (FASB) issued Statement on Financial Accounting Standards (SFAS) No. 157, "Fair Value Measurements." This standard establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and requires additional disclosures about fair value measurements. SFAS No. 157 applies to fair value measurements already required or permitted by existing standards. SFAS No. 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. The changes to current generally accepted accounting principles from the application of this Statement relate to the definition of fair value, the methods used to measure fair value, and the expanded disclosures about fair value measurements. As of March 31, 2008, the Fund does not believe the adoption of SFAS No. 157 will impact the financial statement amounts; however, additional disclosures may be required about the inputs used to develop the measurements and the effect of certain of the measurements on changes in net assets for the period.

In March 2008, the Financial Accounting Standards Board (FASB) issued Statement of Financial Accounting Standards (SFAS) No. 161, "Disclosures about Derivative Instruments and Hedging Activities." The new standard is intended to improve financial reporting about derivative instruments and hedging activities by requiring enhanced disclosures to enable investors to better understand the effect on the Fund's financial position, financial performance, and cash flows. SFAS No. 161 is effective for financial statements issued for fiscal years and interim periods beginning after November 15, 2008. Management is currently evaluating the impact the adoption of SFAS No. 161 will have on the Fund's financial statements and related disclosures.

Note B -- Related Party Transactions

Calvert Asset Management Company, Inc. (the Advisor) is wholly-owned by Calvert Group, Ltd. (Calvert), which is indirectly wholly-owned by UNIFI Mutual Holding Company. The Advisor provides investment advisory services and pays the salaries and fees of officers and Trustees of the Fund who are employees of the Advisor or its affiliates. For its services, the Advisor receives an annual fee, payable monthly based on the following annual rates of average daily net assets: .40% on the first $2 billion, .375% on the next $5.5 billion, .35% on the next $2.5 billion and .325% over $10 billion. Under the terms of the agreement, $2,032,772 was payable at period end. In addition, $1,060,745 was payable at period end for operating expenses paid by the advisor during March 2008.

The Advisor has contractually agreed to limit net annual fund operating expenses through January 31, 2009 for Class R. The contractual expense cap is 1.47%. For the purposes of this expense limit, operating expenses do not include interest expense, brokerage commissions, taxes and extraordinary expenses. To the extent any expense offset credits are earned, the Advisor's obligation under the contractual limitation may be reduced and the Advisor may benefit from the expense offset arrangement. The Advisor voluntarily reimbursed Class Y shares for expenses of $1,190 for the period ended March 31, 2008.

Calvert Administrative Services Company, an affiliate of the Advisor, provides administrative services to the Fund for an annual fee, payable monthly. Classes A, B, C, R and Y shares pay an annual rate of .30% on the first $3 billion, 0.25% on the next $2 billion, and 0.225% over $5 billion of the combined assets of the classes. Class I shares pay an annual rate of .10%, based on their average daily net assets. Under the terms of the agreement, $1,362,973 was payable at period end.

Calvert Distributors, Inc., an affiliate of the Advisor, is the distributor and principal underwriter for the Fund. Distribution Plans, adopted by Class A, B, C and R shares, allow the Fund to pay the Distributor for expenses and services associated with the distribution of shares. The expenses paid may not exceed .50%, 1.00%, 1.00% and .75% annually of the Fund's average daily net assets of Class A, B, C and R, respectively. The amount actually paid by the Fund is an annualized fee, payable monthly of .25%, 1.00%, 1.00% and .50% of the Fund's average daily net assets of Class A, B, C, and R, respectively. Class I and Y shares do not have Distribution Plan expenses. Under the terms of the agreement, $1,680,256 was payable at period end.

The Distributor received $202,675 as its portion of commissions charged on sales of the Fund's Class A shares for the six months ended March 2008.

Calvert Shareholder Services, Inc. (CSSI), an affiliate of the Advisor, is the shareholder servicing agent for the Fund. For its services, CSSI received a fee of $441,761 for the six months ended March 31, 2008. Boston Financial Data Services, Inc. is the transfer and dividend disbursing agent. Under the terms of the agreement, $74,962 was payable at period end.

Each Trustee of the Fund who is not an employee of the Advisor or its affiliates receives an annual retainer of $32,000 plus up to $1,500 for each Board and Committee meeting attended. Trustee's fees are allocated to each of the funds served.

Note C -- Investment Activity

During the period, cost of purchases and proceeds from sales of investments, other than short-term and U.S. government securities, were $5,755,248,416 and $5,629,280,912, respectively. U.S. government security purchases and sales were $22,006,828,936 and $22,515,965,273, respectively.

The cost of investments owned at March 31, 2008 for federal income tax purposes was $6,393,081,660. Net unrealized depreciation aggregated $323,304,594, of which $57,772,468 related to appreciated securities and $381,077,062 related to depreciated securities.

The Fund may sell or purchase securities to and from other funds managed by the Advisor, typically short-term variable rate demand notes. Interportfolio transactions are primarily used for cash management purposes. Interportfolio transactions are made pursuant to Rule 17a-7 of the Investment Company Act of 1940. For the six months ended March 31, 2008, such purchase and sales transactions were $36,415,000 and $36,415,000, respectively.

Note D -- Line of Credit

A financing agreement is in place with all Calvert Group Funds (except for the Calvert Social Investment Fund's Balanced and Enhanced Equity Portfolios, the CVS Social Balanced Portfolio) and State Street Corporation ("SSC"). Under the agreement, SSC provides an unsecured line of credit facility, in the aggregate amount of $50 million ($25 million committed and $25 million uncommitted), accessible by the Funds for temporary or emergency purposes only. Borrowings under the committed facility bear interest at the overnight Federal Funds Rate plus .50% per annum. A commitment fee of .10% per annum is incurred on the unused portion of the committed facility, which is allocated to all participating funds. The Fund had no loans outstanding pursuant to this line of credit at March 31, 2008. For the six months ended March 31, 2008, borrowings by the Fund under the Agreement were as follows:

Average Daily Balance	Weighted Average Interest Rate	Maximum Amount Borrowed	Month of Maximum Amount Borrowed
$757,633	3.96%	$41,705,237	March 2008

Financial Highlights
		Periods Ended
	March 31,	September 30,	September 30,
Class A Shares	2008	2007 (z)	2006
Net asset value, beginning	$16.72	$16.72	$17.03
Income from investment operations
Net investment income	.42	.77	.75
Net realized and unrealized gain (loss)	(.33)	.01	(.09)
Total from investment operations	.09	.78	.66
Distributions from
Net investment income	(.42)	(.78)	(.75)
Net realized gain	(.28)	--	(.22)
Total distributions	(.70)	(.78)	(.97)
Total increase (decrease) in net asset value	(.61)	--	(0.31)
Net asset value, ending	$16.11	$16.72	$16.72

Total return*	.47%	4.74%	4.02%
Ratios to average net assets: A
Net investment income	5.05% (a)	4.60%	4.54%
Total expenses	1.16% (a)	1.19%	1.20%
Expenses before offsets	1.16% (a)	1.19%	1.20%
Net expenses	1.15% (a)	1.18%	1.20%
Portfolio turnover	551%	877%	578%
Net assets, ending (in thousands)	$5,176,620	$5,024,998	$3,860,160

		Years Ended
	September 30,	September 30,	September 30,
Class A Shares	2005	2004	2003
Net asset value, beginning	$17.37	$17.53	$16.14
Income from investment operations
Net investment income	.57	.53	.79
Net realized and unrealized gain (loss)	.09	.65	1.48
Total from investment operations	.66	1.18	2.27
Distributions from
Net investment income	(.57)	(.54)	(.78)
Net realized gain	(.43)	(.80)	(.10)
Total distributions	(1.00)	(1.34)	(.88)
Total increase (decrease) in net asset value	(.34)	(.16)	1.39
Net asset value, ending	$17.03	$17.37	$17.53

Total return*	3.95%	7.03%	14.51%
Ratios to average net assets: A
Net investment income	3.36%	3.08%	4.69%
Total expenses	1.20%	1.21%	1.21%
Expenses before offsets	1.20%	1.21%	1.21%
Net expenses	1.19%	1.20%	1.21%
Portfolio turnover	742%	824%	1,046%
Net assets, ending (in thousands)	$2,976,466	$2,309,621	$1,673,699

See notes to financial highlights.

Financial Highlights
		Periods Ended
	March 31,	September 30,	September 30,
Class B Shares	2008	2007 (z)	2006
Net asset value, beginning	$16.68	$16.69	$17.01
Income from investment operations
Net investment income	.36	.64	.63
Net realized and unrealized gain (loss)	(.35)	.01	(.10)
Total from investment operations	.01	.65	.53
Distributions from
Net investment income	(.36)	(.66)	(.63)
Net realized gain	(.28)	--	(.22)
Total distributions	(.64)	(.66)	(.85)
Total increase (decrease) in net asset value	(.63)	(0.01)	(0.32)
Net asset value, ending	$16.05	$16.68	$16.69

Total return*	.02%	3.94%	3.25%
Ratios to average net assets: A
Net investment income	4.22% (a)	3.82%	3.74%
Total expenses	1.98% (a)	1.96%	1.95%
Expenses before offsets	1.98% (a)	1.96%	1.95%
Net expenses	1.98% (a)	1.95%	1.94%
Portfolio turnover	551%	877%	578%
Net assets, ending (in thousands)	$146,077	$206,805	$285,301

		Years Ended
	September 30,	September 30,	September 30,
Class B Shares	2005	2004	2003
Net asset value, beginning	$17.35	$17.52	$16.13
Income from investment operations
Net investment income	.45	.41	.66
Net realized and unrealized gain (loss)	.09	.64	1.48
Total from investment operations	.54	1.05	2.14
Distributions from
Net investment income	(.45)	(.42)	(.65)
Net realized gain	(.43)	(.80)	(.10)
Total distributions	(.88)	(1.22)	(.75)
Total increase (decrease) in net asset value	(.34)	(.17)	1.39
Net asset value, ending	$17.01	$17.35	$17.52

Total return*	3.22%	6.20%	13.67%
Ratios to average net assets: A
Net investment income	2.60%	2.37%	3.94%
Total expenses	1.94%	1.95%	1.94%
Expenses before offsets	1.94%	1.95%	1.94%
Net expenses	1.93%	1.93%	1.94%
Portfolio turnover	742%	824%	1,046%
Net assets, ending (in thousands)	$346,829	$373,648	$369,355

See notes to financial highlights.

Financial Highlights
		Periods Ended
	March 31,	September 30,	September 30,
Class C Shares	2008	2007 (z)	2006
Net asset value, beginning	$16.71	$16.70	$17.02
Income from investment operations
Net investment income	.36	.65	.63
Net realized and unrealized gain (loss)	(.33)	.02	(.10)
Total from investment operations	.03	.67	.53
Distributions from
Net investment income	(.36)	(.66)	(.63)
Net realized gain	(.28)	--	(.22)
Total distributions	(.64)	(.66)	(.85)
Total increase (decrease) in net asset value	(.61)	0.01	(0.32)
Net asset value, ending	$16.10	$16.71	$16.70

Total return*	.13%	4.09%	3.24%
Ratios to average net assets: A
Net investment income	4.36% (a)	3.93%	3.86%
Total expenses	1.86% (a)	1.87%	1.90%
Expenses before offsets	1.86% (a)	1.87%	1.90%
Net expenses	1.85% (a)	1.86%	1.89%
Portfolio turnover	551%	877%	578%
Net assets, ending (in thousands)	$527,150	$504,417	$390,620

		Years Ended
	September 30,	September 30,	September 30,
Class C Shares	2005	2004	2003
Net asset value, beginning	$17.35	$17.52	$16.13
Income from investment operations
Net investment income	.45	.41	.67
Net realized and unrealized gain (loss)	.10	.64	1.48
Total from investment operations	.55	1.05	2.15
Distributions from
Net investment income	(.45)	(.42)	(.66)
Net realized gain	(.43)	(.80)	(.10)
Total distributions	(.88)	(1.22)	(.76)
Total increase (decrease) in net asset value	(.33)	(.17)	1.39
Net asset value, ending	$17.02	$17.35	$17.52

Total return*	3.29%	6.23%	13.72%
Ratios to average net assets: A
Net investment income	2.66%	2.39%	3.98%
Total expenses	1.91%	1.92%	1.89%
Expenses before offsets	1.91%	1.92%	1.89%
Net expenses	1.90%	1.91%	1.88%
Portfolio turnover	742%	824%	1,046%
Net assets, ending (in thousands)	$285,889	$231,952	$194,686

See notes to financial highlights.

Financial Highlights
		Periods Ended
	March 31,	September 30,	September 30,
Class I Shares	2008	2007 (z)	2006
Net asset value, beginning	$16.72	$16.70	$17.02
Income from investment operations
Net investment income	.46	.87	.85
Net realized and unrealized gain	(.33)	.01	(.10)
Total from investment operations	.13	.88	.75
Distributions from
Net investment income	(.46)	(.86)	(.85)
Net realized gain	(.28)	--	(.22)
Total distributions	(.74)	(.86)	(1.07)
Total increase (decrease) in net asset value	(0.61)	0.02	(.32)
Net asset value, ending	$16.11	$16.72	$16.70

Total return*	.77%	5.40%	4.65%
Ratios to average net assets: A
Net investment income	5.68% (a)	5.24%	5.18%
Total expenses	.54% (a)	.55%	.56%
Expenses before offsets	.54% (a)	.55%	.56%
Net expenses	.53% (a)	.54%	.55%
Portfolio turnover	551%	877%	578%
Net assets, ending (in thousands)	$382,565	$312,520	$76,362

		Years Ended
	September 30,	September 30,	September 30,
Class I Shares	2005	2004	2003
Net asset value, beginning	$17.36	$17.53	$16.13
Income from investment operations
Net investment income	.69	.64	.89
Net realized and unrealized gain (loss)	.09	.64	1.49
Total from investment operations	.78	1.28	2.38
Distributions from
Net investment income	(.69)	(.65)	(.88)
Net realized gain	(.43)	(.80)	(.10)
Total distributions	(1.12)	(1.45)	(.98)
Total increase (decrease) in net asset value	(.34)	(.17)	1.40
Net asset value, ending	$17.02	$17.36	$17.53

Total return*	4.66%	7.65%	15.31%
Ratios to average net assets: A
Net investment income	3.98%	3.74%	5.22%
Total expenses	.55%	.56%	.57%
Expenses before offsets	.55%	.56%	.57%
Net expenses	.55%	.56%	.56%
Portfolio turnover	742%	824%	1,046%
Net assets, ending (in thousands)	$62,013	$67,736	$54,842

See notes to financial highlights.

Financial Highlights
	Periods Ended
	March 31,	September 30,
Class R Shares	2008	2007 #(z)
Net asset value, beginning	$16.75	$16.78
Income from investment operations
Net investment income	.36	.51
Net realized and unrealized gain	(.31)	.09
Total from investment operations	.05	.60
Distributions from
Net investment income	(.36)	(.63)
Net realized gain	(.28)	--
Total distributions	(.64)	(.63)
Total increase (decrease) in net asset value	(.59)	(0.03)
Net asset value, ending	$16.16	$16.75

Total return*	.30%	3.66%
Ratios to average net assets: A
Net investment income	4.77% (a)	4.41% (a)
Total expenses	2.12% (a)	10.44% (a)
Expenses before offsets	1.48% (a)	1.48% (a)
Net expenses	1.47% (a)	1.47% (a)
Portfolio turnover	551%	814%
Net assets, ending (in thousands)	$3,486	$1,304

See notes to financial highlights.

Financial Highlights
Period Ended
March 31,
Class Y Shares	2008 ##
Net asset value, beginning	$16.38
Income from investment operations
Net investment income	.03
Net realized and unrealized gain	(.21)
Total from investment operations	(.18)
Distributions from
Net investment income	(.03)
Net realized gain	--
Total distributions	(.03)
Total increase (decrease) in net asset value	(0.21)
Net asset value, ending	$16.17

Total return*	(1.13%)
Ratios to average net assets: A
Net investment income	9.07% (a)
Total expenses	40.42% (a)
Expenses before offsets	.91% (a)
Net expenses	.90% (a)
Portfolio turnover	99%
Net assets, ending (in thousands)	$171

A Total expenses do not reflect amounts reimbursed and/or waived by the Advisor or reductions from expense offset arrangements. Expenses before offsets reflect expenses after reimbursement and/or waiver by the Advisor but prior to reductions from expense offset arrangements. Net expenses are net of all reductions and represent the net expenses paid by the Fund.

* Total return is not annualized for periods less than one year and does not reflect deduction of any front-end or deferred sales charge.

# From October 31, 2006, inception.

## From February 29, 2008, inception.

(a) Annualized.

(z) Per share figures are calculated using the Average Shares Method.

See notes to financial statements.

Explanation of Financial Tables

Schedule of Investments

The Schedule of Investments is a snapshot of all securities held in the fund at their market value, on the last day of the reporting period. Securities are listed by asset type (e.g., common stock, corporate bonds, U.S. government obligations) and may be further broken down into sub-groups and by industry classification.

Statement of Assets and Liabilities

The Statement of Assets and Liabilities is often referred to as the fund's balance sheet. It lists the value of what the fund owns, is due and owes on the last day of the reporting period. The fund's assets include the market value of securities owned, cash, receivables for securities sold and shareholder subscriptions, and receivables for dividends and interest payments that have been earned, but not yet received. The fund's liabilities include payables for securities purchased and shareholder redemptions, and expenses owed but not yet paid. The statement also reports the fund's net asset value (NAV) per share on the last day of the reporting period. The NAV is calculated by dividing the fund's net assets (assets minus liabilities) by the number of shares outstanding. This statement is accompanied by a Schedule of Investments. Alternatively, if certain conditions are met, a Statement of Net Assets may be presented in lieu of this statement and the Schedule of Investments.

Statement of Net Assets

The Statement of Net Assets provides a detailed list of the fund's holdings, including each security's market value on the last day of the reporting period. The Statement of Net Assets includes a Schedule of Investments. Other assets are added and other liabilities subtracted from the investments total to calculate the fund's net assets. Finally, net assets are divided by the outstanding shares of the fund to arrive at its share price, or Net Asset Value (NAV) per share.

At the end of the Statement of Net Assets is a table displaying the composition of the fund's net assets. Paid in Capital is the money invested by shareholders and represents the bulk of net assets. Undistributed Net Investment Income and Accumulated Net Realized Gains usually approximate the amounts the fund had available to distribute to shareholders as of the statement date. Accumulated Realized Losses will appear as negative balances. Unrealized Appreciation (Depreciation) is the difference between the market value of the fund's investments and their cost, and reflects the gains (losses) that would be realized if the fund were to sell all of its investments at their statement-date values.

Statement of Operations

The Statement of Operations summarizes the fund's investment income earned and expenses incurred in operating the fund. Investment income includes dividends earned from stocks and interest earned from interest-bearing securities in the fund. Expenses incurred in operating the fund include the advisory fee paid to the investment advisor, administrative services fees, distribution plan expenses (if applicable), transfer agent fees, shareholder servicing expenses, custodial, legal, and audit fees, and the printing and postage expenses related to shareholder reports. Expense offsets (fees paid indirectly) are also shown. Credits earned from offset arrangements are used to reduce the fund's expenses. This statement also shows net gains (losses) realized on the sale of investments and the increase or decrease in the unrealized appreciation (depreciation) on investments held during the period.

Statement of Changes in Net Assets

The Statement of Changes in Net Assets shows how the fund's total net assets changed during the two most recent reporting periods. Changes in the fund's net assets are attributable to investment operations, distributions and capital share transactions.

The Operations section of the report summarizes information detailed in the Statement of Operations. The Distribution section shows the dividend and capital gain distributions made to shareholders. The amounts shown as distributions in this section may not match the net investment income and realized gains amounts shown in the Operations section because distributions are determined on a tax basis and certain investments or transactions may be treated differently for financial statement and tax purposes. The Capital Share Transactions section shows the amount shareholders invested in the fund, either by purchasing shares or by reinvesting distributions, and the amounts redeemed. The corresponding numbers of shares issued, reinvested and redeemed are shown at the end of the report.

Financial Highlights

The Financial Highlights table provides a per-share breakdown per class of the components that affect the fund's net asset value for current and past reporting periods. The table provides total return, total distributions, expense ratios, portfolio turnover and net assets for the applicable period. Total return is a measure of a fund's performance that encompasses all elements of return: dividends, capital gain distributions and changes in net asset value. Total return is the change in value of an investment over a given period, assuming reinvestment of any dividends and capital gain distributions, expressed as a percentage of the initial investment. Total distributions include distributions from net investment income and net realized gains. Long-term gains are earned on securities held in the fund more than one year. Short-term gains, on the sale of securities held less than one year, are treated as ordinary dividend income for tax purposes. The expense ratio is a fund's cost of doing business, expressed as a percentage of net assets. These expenses directly reduce returns to shareholders. Portfolio turnover measures the trading activity in a fund's investment portfolio -- how often securities are bought and sold by a fund. Portfolio turnover is affected by market conditions, changes in the size of the fund, the nature of the fund's investments and the investment style of the portfolio manager.

Proxy Voting

The Proxy Voting Guidelines of the Calvert Funds that the Fund uses to determine how to vote proxies relating to portfolio securities are provided as an Appendix to the Fund's Statement of Additional Information. The Statement of Additional Information can be obtained free of charge by calling the Fund at 1-800-368-2745, by visiting the Calvert website at www.calvert.com; or by visiting the SEC's website at www.sec.gov.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund's website at www.calvert.com and on the SEC's website at www.sec.gov.

Availability of Quarterly Portfolio Holdings

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund's Form N-Q is available on the SEC's website at www.sec.gov. The Fund's Form N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC;  information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Basis for Board's Approval of Investment Advisory Contract

At a meeting held on December 5, 2007, the Board of Trustees, and by a separate vote, the disinterested Trustees, approved the continuance of the Investment Advisory Agreement between the Trust and the Advisor with respect to the Fund.

In evaluating the Investment Advisory Agreement, the Board considered a variety of information relating to the Fund and the Advisor. The disinterested Trustees reviewed a report prepared by the Advisor regarding various services provided to the Fund by the Advisor and its affiliates. Such report included, among other data, information regarding the Advisor's personnel and the Advisor's revenue and cost of providing services to the Fund, and a separate report prepared by an independent third party, which provided a statistical analysis comparing the Fund's investment performance, expenses, and fees to comparable mutual funds.

The disinterested Trustees were separately represented by independent legal counsel with respect to their consideration of the reapproval of the Investment Advisory Agreement. Prior to voting, the disinterested Trustees reviewed the proposed continuance of the Investment Advisory Agreement with management and also met in private sessions with their counsel at which no representatives of management were present.

In the course of its deliberations regarding the Investment Advisory Agreement, the Board considered the following factors, among others: the nature, extent and quality of the services provided by the Advisor, including the personnel providing such services; the Advisor's financial condition; the level and method of computing the Fund's advisory fee; comparative performance, fee and expense information for the Fund; the profitability of the Calvert Group of Funds to the Advisor; the direct and indirect benefits, if any, derived by the Advisor from its relationship with the Fund; the effect of the Fund's growth and size on the Fund's performance and expenses; the affiliated distributor's process for monitoring sales load breakpoints; the Advisor's compliance programs and policies; the Advisor's performance of substantially similar duties for other funds; and any possible conflicts of interest.

In considering the nature, extent and quality of the services provided by the Advisor under the Investment Advisory Agreement, the Board reviewed information provided by the Advisor relating to its operations and personnel, including, among other information, biographical information on the Advisor's investment, supervisory and professional staff and descriptions of its organizational and management structure. The Board also took into account similar information provided periodically throughout the previous year by the Advisor as well as the Board's familiarity with management through Board of Trustees' meetings, discussions and other reports. The Board considered the Advisor's management style and its performance in employing its investment strategies, as well as its current level of staffing and overall resources. The Advisor's administrative capabilities, including its ability to supervise the other service providers for the Fund, were also considered. The Board concluded that it was satisfied with the nature, extent and quality of services provided to the Fund by the Advisor under the Investment

Advisory Agreement.

In considering the Fund's performance, the Board noted that it reviewed on a quarterly basis detailed information about the Fund's performance results, portfolio composition and investment strategies. The Board also reviewed various comparative data provided to it in connection with its consideration of the renewal of the Investment Advisory Agreement, including, among other information, a comparison of the Fund's total return with its Lipper index and with that of other mutual funds deemed to be in its peer group by an independent third party in its report. This comparison indicated that for the three- and five-year annualized periods ended June 30, 2007, the Fund's performance was above the median of its peer group and was below the median of its peer group for the one- year annualized period ended June 30, 2007. The Fund outperformed its Lipper index for the five-year annualized period and underperformed its Lipper index for the one- and three- year annualized periods. The Board noted the Fund's strong performance over time. Based upon its review, the Board concluded that the Fund's performance was satisfactory.

In considering the Fund's fees and expenses, the Board compared the Fund's fees and total expense ratio with various comparative data for the funds in its peer group. Among other findings, the data indicated that the Fund's advisory fee was below the median of its peer group and that total expenses were above the median of its peer group. Based upon its review, the Board determined that the advisory fee was reasonable in view of the high quality of services received by the Fund from the Advisor and the other factors considered.

The Board reviewed the Advisor's profitability on a portfolio-by-portfolio basis. In reviewing the overall profitability of the advisory fee to the Fund's Advisor, the Board also considered the fact that affiliates of the Advisor provided shareholder servicing and administrative services to the Fund for which they received compensation. The information considered by the Board included Calvert's operating profit margin information both before and after tax expenses with respect to the services that the Advisor and its affiliates provided to the Calvert Group of Funds complex. The Board reviewed the profitability of the Advisor's relationship with the Fund in terms of the total amount of annual advisory fees it received with respect to the Fund and whether the Advisor had the financial wherewithal to continue to provide a high level of services to the Fund. The Board also noted the Advisor's current undertaking to maintain expense limitations for the Fund's Class R shares. The Board also considered that the Advisor derived benefits to its reputation and other indirect benefits from its relationship with the Fund. Based upon its review, the Board concluded that the Advisor's level of profitability from its relationship with the Fund was reasonable.

The Board considered that the advisory fee schedule for the Fund contained a breakpoint that reduced the advisory fee rate on assets above a specified level, noting that the Fund currently benefited from economies of scale. The Board noted that management was proposing two additional breakpoints.

In reapproving the Investment Advisory Agreement, the Board, including the disinterested Trustees, did not identify any single factor as controlling, and each Trustee attributed different weight to various factors.

Conclusions

The Board reached the following conclusions regarding the Investment Advisory Agreement, among others: (a) the Advisor has demonstrated that it possessed the capability and resources to perform the duties required of it under the Investment Advisory Agreement; (b) the Advisor maintains appropriate compliance programs; (c) performance of the Fund is satisfactory relative to the performance of funds with similar investment objectives and to relevant indices; (d) the Advisor is likely to execute its investment strategies consistently over time; and (e) the Fund's advisory fee is reasonable relative to those of similar funds and to the services to be provided by the Advisor. Based on its conclusions, the Board determined that reapproval of the Investment Advisory Agreement would be in the best interests of the Fund and its shareholders.

Calvert Income Fund

To Open an Account
800-368-2748

Yields and Prices
Calvert Information Network
(24 hours, 7 days a week)
800-368-2745

Service for Existing Account
Shareholders: 800-368-2745
Brokers: 800-368-2746

TDD for Hearing Impaired
800-541-1524

Branch Office
4550 Montgomery Avenue
Suite 1000 North
Bethesda, Maryland 20814

Registered, Certified
or Overnight Mail
Calvert Group
c/o BFDS
330 West 9th Street
Kansas City, MO 64105

Web Site
http://www.calvert.com

Note: The information on our website is not incorporated by reference into this report; our website address is included as an inactive textual reference only.

Principal Underwriter
Calvert Distributors, Inc.
4550 Montgomery Avenue
Suite 1000 North
Bethesda, Maryland 20814

This report is intended to provide fund information to shareholders. It is not authorized for distribution to prospective investors unless preceded or accompanied by a prospectus.

Calvert's Family of Funds

Tax-Exempt Money Market Funds
CTFR Money Market Portfolio

Taxable Money Market Funds
First Government Money Market Fund
CSIF Money Market Portfolio

Municipal Funds
CTFR Limited-Term Portfolio
CTFR Long-Term Portfolio
CTFR Vermont Municipal Portfolio
National Muni. Intermediate Fund

Taxable Bond Funds
CSIF Bond Portfolio
Income Fund
Short Duration Income Fund
Long-Term Income Fund
Ultra-Short Floating Income Fund

Equity Funds
CSIF Enhanced Equity Portfolio
CSIF Equity Portfolio
Calvert Large Cap Growth Fund
Capital Accumulation Fund
CWV International Equity Fund
New Vision Small Cap Fund
Calvert Social Index Fund
Calvert Small Cap Value Fund
Calvert Mid Cap Value Fund
Calvert Global Alternative Energy Fund
Calvert International Opportunities Fund

Balanced and Asset Allocation Funds
CSIF Balanced Portfolio
Calvert Conservative Allocation Fund
Calvert Moderate Allocation Fund
Calvert Aggressive Allocation Fund

printed on recycled paper using soy-based inks


Calvert
Investments that make a difference®

E-Delivery Sign-up -- details inside

March 31, 2008
Semi-Annual Report
Calvert Short Duration
Income Fund

Calvert
Investments that make a difference®

A UNIFI Company

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President's Letter
1

Portfolio Management Discussion
4

Shareholder Expense Example
8

Schedule of Investments
10

Statement of Assets and Liabilities
21

Statement of Operations
22

Statements of Changes in Net Assets
23

Notes to Financial Statements
25

Financial Highlights
30

Explanation of Financial Tables
34

Proxy Voting and Availability of Quarterly Portfolio Holdings
36

Basis for Board's Approval of Investment Advisory Contract
36

Dear Shareholder:

The six months ended March 31, 2008 featured turmoil in the financial markets that was almost unprecedented at times. Investors continued to be spooked by the credit crunch, worries about an economic slowdown or recession, and oil prices that exceeded $110 per barrel. This volatility had its roots in the fixed-income markets, where fears about the value of securities linked to subprime mortgages spread throughout the bond market and beyond, even affecting the values of securities with no direct connection to subprime mortgages. Notably, Calvert's taxable bond funds weathered the market turmoil well as a result of our emphasis on holding higher-quality securities and our general avoidance of most holdings that were directly related to subprime mortgages. However, the indirect effects of the subprime mortgage problems impacted our fixed-income funds through their holdings of securities issued by financial companies.

By the numbers, the Lehman U.S. Credit Index, a common benchmark for the entire U.S. bond market, returned 2.63% from October 1, 2007 through March 31, 2008. The credit crisis also affected previously staid debt sectors, including auction-rate securities and municipal bonds. At the beginning of 2008, worries about the ability of bond insurers to meet their obligations on payment of principal and interest in the event of default on the municipal debt that they insure drove municipal yields sharply higher. The market was further roiled by liquidity problems in auction rate securities, a sector that had previously been viewed as having characteristics almost like cash.

Fed Takes Aggressive Action

The Federal Reserve (Fed) has taken a nearly unprecedented series of actions to stabilize the financial markets and reassure investors. The Fed moved aggressively to add liquidity to the financial system and reduced its target federal funds rate by a total of 2.5 percentage points.

In March, it boldly moved to stem the rising panic in the credit markets by increasing the size of its lending program for commercial banks and changing the length and terms of the loans. The Fed also allowed investment banks to borrow directly from the central bank and started accepting hard-to-sell mortgage-backed securities as collateral. When JPMorgan Chase swooped in to rescue Bear Stearns at the bargain basement price of $2 per share (later raised to $10), the Fed agreed to backstop up to $30 billion of Bear Stearns' illiquid holdings. Although some say that the Fed essentially bailed out Bear Stearns and other financial firms from their overly aggressive risk-taking, the Fed's actions did prove effective, stabilizing the financial system and providing some confidence to investors.

Lipper Awards

As a result of our experienced, professional team of portfolio managers and credit analysts, Calvert's taxable bond funds have steered a steady course through the considerable market turbulence. Our portfolio management team largely avoided investing in securities that are directly related to subprime mortgages as we maintained our focus on fundamental credit research and buying only bonds that represent significant value.

As evidence of our ongoing success and expertise in the fixed income arena, three of Calvert's taxable bond funds--Calvert Social Investment Fund (CSIF) Bond Portfolio, Calvert Income Fund, and Calvert Long-Term Income Fund--received 2008 Lipper Awards as a result of their consistently high risk-adjusted returns.1 In fact, this is the fourth time in the last five years that CSIF Bond Portfolio (Class I shares) has won the Lipper Award for the three-year period. All of us at Calvert are extremely proud of these awards and of our taxable fixed-income management team led by Senior Vice President Greg Habeeb.

Maintain a Long-Term View

The financial markets will probably continue to be volatile for at least the next few months, so it's important that you maintain a long-term view in terms of your investments and not get swept up in the day-to-day fluctuations in the market. Your financial advisor is an excellent source of guidance, so please continue to consult with him or her about your investment plan.

As always, thank you for your continued confidence in Calvert's investment products.

Sincerely,

Barbara J. Krumsiek
President and CEO
Calvert Group, Ltd.
April 2008

1. This is the fourth time in the last five years that the Calvert Social Investment Fund Bond Portfolio Class I Shares has won the Lipper Award for consistent risk-adjusted return for the three-year period. For the three-year periods ended December 31, 2003, 2005, 2006, and 2007, the Class I Shares of the Portfolio were chosen from among 154, 152, 150, and 144 funds, respectively.

Lipper Fund Awards are granted annually to the funds in each Lipper classification that achieve the highest score for Consistent Return, a measure of funds' historical risk-adjusted returns, measured in local currency, relative to peers.

Funds registered for sale in a given country are selected, and then scores for Consistent Return are computed for all Lipper global classifications with five or more distinct portfolios. The scores are subject to change every month and are calculated for the following periods: three-year, five-year, 10-year, and overall. The highest 20% of funds in each classification are named Lipper Leaders for Consistent Return. The highest Lipper Leader for Consistent Return within each eligible classification determines the fund classification winner over three, five, or 10 years. Source: Lipper, Inc.

The Calvert Social Investment Fund Bond Portfolio Class I Shares (CBDIX) ranked #1 (out of 128 funds) in the Corporate Debt Funds A Rated classification for the five-year period ended December 31, 2007.

The Calvert Social Investment Fund Bond Portfolio Class A Shares (CSIBX) ranked #1 (out of 58 funds) in the Corporate Debt Funds A Rated classification for the 10-year period ended December 31, 2007.

The Calvert Income Fund Class A Shares (CFICX) ranked #1 (out of 48 funds) in the Corporate Debt Funds BBB-Rated classification for the 10-year period ended December 31, 2007.

The Calvert Income Fund Class I Shares (CINCX) ranked #1 (out of 100 funds) in the Corporate Debt Funds BBB-Rated classification for the five-year period ended December 31, 2007.

The Calvert Long-Term Income Fund Class A Shares (CLDAX) ranked #1 (out of 117 funds) in the Corporate Debt Funds BBB-Rated classification for the three-year period ended December 31, 2007.

For more information on any Calvert fund, please contact Calvert at 800.368.2748 for a free prospectus. An investor should consider the investment objectives, risks, charges, and expenses of an investment carefully before investing. The prospectus contains this and other information. Read it carefully before you invest or send money. Bond funds are subject to interest rate risk. When interest rates rise, the value of fixed-income securities will generally fall. Conversely, a drop in interest rates will generally cause an increase in the value of fixed-income securities.

Calvert mutual funds are underwritten and distributed by Calvert Distributors, Inc., member FINRA, a subsidiary of Calvert Group, Ltd.

Portfolio Management Discussion

Gregory Habeeb
Senior Portfolio Manager of Calvert Asset Management Company

Performance

Calvert Short Duration Income Fund Class A shares (at NAV) returned 2.63% versus 3.78% for the Lehman 1-5 Year Credit Index for the six-month reporting period ended March 31, 2008. A short duration relative to the index and an allocation to below-investment-grade securities not in the benchmark drove the Fund's underperformance. (Duration is a measure of a portfolio's sensitivity to changes in interest rates. The longer the duration, the greater the price change relative to interest-rate movements.) In addition, markdowns in several securities, including high yield securities from Residential Capital and other financial issuers, contributed to underperformance.1

Portfolio Statistics
March 31, 2008

Investment Performance
(total return at NAV*)
	6 Months	12 Months
	ended	ended
	3/31/08	3/31/08
Class A	2.63%	5.26%
Class C	2.17%	4.39%
Class I	2.81%	5.59%
Class Y**	2.61%	5.24%
Lehman 1-5 Year Credit Index***	3.78%	6.12%
Lipper Short Investment
Grade Debt Funds Avg.	0.36%	2.17%

Maturity Schedule
	Weighted Average
	3/31/08	9/30/07
	3 years	4 years

SEC Yields
	30 days ended
	3/31/08	9/30/07
Class A	5.38%	5.74%
Class C	4.73%	5.08%
Class I	5.86%	6.24%
Class Y	5.51%	--

* Investment performance/return at NAV does not reflect the deduction of the Fund's maximum 2.75% front-end sales charge or any deferred sales charge.

** The Calvert Short Duration Income Fund first offered Class Y shares beginning on February 29, 2008. Performance prior to February 29, 2008 reflects the performance of Class A shares at net asset value (NAV). Actual Class Y share performance would have been different.

*** Source: Lipper Analytical Services, Inc.

Portfolio Statistics
March 31, 2008

Average Annual Total Returns
(with max. load)
Class A Shares
One year	2.34%
Five year	4.43%
Since inception	5.79%
(1/31/02)
Class C Shares
One year	3.39%
Five year	4.11%
Since inception	4.45%
(10/1/02)

Portfolio Statistics
March 31, 2008

Average Annual Total Returns
Class I Shares*
One year	5.59%
Five year	5.42%
Since inception	6.28%
(2/26/02)
Class Y Shares**
One year	5.24%
Five year	5.01%
Since inception	6.26%
(1/31/02)

Performance Comparison
Comparison of change in value of $10,000 investment.

*Note Regarding Class I Shares Total Returns: There were times during the reporting period when there were no shareholders in Class I. For purposes of reporting Average Annual Total Return, Class A performance at NAV (i.e. does not reflect deduction of the Class A front-end sales charge) is used during these periods in which there were no shareholders in Class I. For purposes of this Average Annual Total Return, the Class A performance at NAV was used during the period November 7, 2005 through April 21, 2006.

Average annual total returns in the Portfolio Statistics above and the Performance Comparison line graph are with maximum load deducted -- they assume reinvestment of dividends and reflect the deduction of the Fund's Class A maximum front-end sales charge of 2.75%, or deferred sales charge, as applicable. No sales charge has been applied to the index used for comparison. However, the Lipper average does reflect the deduction of the category's average front-end sales charge.The value of an investment in Class A shares is plotted in the line graph. The value of an investment in another Class of shares would be different. The graph and table do not reflect the deduction of taxes that a shareholder would pay on the Fund's distributions or the redemption of Fund shares. Past performance is no guarantee of future results.

**See note regarding share Class Y on previous page.

***Source: Lipper Analytical Services, Inc.

Investment Climate

The six-month period ended March 31, 2008 was one of the most memorable periods in the history of the bond market. During the first three months, the collapse of the U.S. subprime mortgage market spurred a severe liquidity crunch that was acutely felt in U.S., European, and United Kingdom money markets. Extensive cooperation between the Federal Reserve (Fed) and European central banks pumped enough liquidity back into the system to restore calm by the end of 2007.

However, issues with the financial stability of bond insurers arose in January and roiled the typically staid municipal bond market. By early March, the crisis had escalated into a broad sell-off of even the most credit-worthy securities into an already weak market. In response, the Fed made a series of historically significant policy announcements--such as allowing investment banks to borrow directly from the Fed and agreeing to finance $30 billion of Bear Stearns' most illiquid assets so the company could be sold--which calmed the turmoil by the end of March.

Throughout the period, economic growth slowed while inflation remained steady. A series of cuts over the six-month period reduced the target federal funds rate from 4.75% to 2.25%. As a result of a flight to quality amid market turmoil, the three-month Treasury bill yield dropped from 3.82% to 1.38% while the ten-year Treasury bond yield fell from 4.59% to 3.45%. However, the extremely difficult market conditions sent municipal and corporate bond yields higher.2

Portfolio Strategy

Going into the period, the Fund had an overweighting to securities with high credit quality and little exposure to asset backed securities--with more than half of the Fund invested in AAA rated bonds as of September 30, 2007--which helped limit the Fund's exposure to fallout from the subprime mortgage crisis.

Nevertheless, the Fund's short duration relative to the index (the Fund's duration was 1.2 years versus 2.89 years for the benchmark as of March 31, 2008) detracted from performance as Treasury rates generally fell during the period. However, the Fund's holdings of short-term floating-rate instruments also helped returns as risk premiums widened through the period, hurting the values of long-term corporate bonds to a much greater extent.

We began to gradually increase the Fund's holdings of corporate bonds when falling prices started to represent attractive value. However, these moves proved to be premature, as corporate bond prices continued to fall and the difference between yields on corporate bonds and U.S. Treasury bonds widened significantly.

Economic Sectors	% of total investments
Asset Backed Securities	13.1%
Banks	11.7%
Brokerages	2.8%
Financial Services	4.9%
Financials	1.4%
Industrial	11.6%
Industrial - Finance	7.6%
Insurance	0.3%
Mortgage Backed Securities	0.3%
Municipal Obligations	16.9%
Real Estate Investment Trusts	3.1%
Special Purpose	5.5%
U.S. Government Agency
Obligations	16.8%
U.S. Treasury	0.8%
Utilities	3.2%
100%

Outlook

Market anxiety appears to have crested in March, though neither the credit markets nor the economy are out of the woods. Credit markets need to stabilize and better flow, something we expect to see over the remainder of 2008. By mid-2008, however, credit markets will have been under severe stress for a year. As a result, economic growth may remain sub-par for a protracted period.

The good news is that recent turmoil in the bond market has beaten down the prices of bonds in most sectors, including corporate debt and asset-backed securities, so we may have more opportunities to add to our corporate bond holdings in the months ahead. Of course, we will also strive to take advantage of interest rate movements in the months to come.

April 2008

1. As of March 31, 2008, Residential Capital represented 0.7% of the Fund's net assets. All holdings are subject to change without notice.

2. The yield on the Bond Buyer 20 Index of state and local general obligation bonds rose 0.48 percentage points and the yield on the Moody's Baa-rated corporate bond index increased 0.31 percentage points between September 30, 2007 and March 31, 2008.

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges and redemption fees; and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (October 1, 2007 to March 31, 2008).

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 10/1/07	Ending Account Value 3/31/08	Expenses Paid During Period* 10/1/07 - 3/31/08
Class A
Actual	$1,000.00	$1,026.30	$5.47
Hypothetical	$1,000.00	$1,019.60	$5.45
(5% return per year before expenses)
Class C
Actual	$1,000.00	$1,021.70	$9.49
Hypothetical	$1,000.00	$1,015.61	$9.46
(5% return per year before expenses)
Class I
Actual	$1,000.00	$1,028.10	$3.80
Hypothetical	$1,000.00	$1,021.25	$3.79
(5% return per year before expenses)

* Expenses are equal to the Fund's annualized expense ratio of 1.08%, 1.88% and 0.75% for Class A, Class C, and Class I, respectively, multiplied by the average account value over the period, multiplied by 183/366.

	Beginning Account Value 2/29/08**	Ending Account Value 3/31/08	Expenses Paid During Period*** 2/29/08 - 3/31/08
Class Y
Actual	$1,000.00	$996.80	$0.81
Hypothetical	$1,000.00	$1,020.35	$0.81
(5% return per year before expenses)

** Inception date 2/29/08.

*** Expenses are equal to the Fund's annualized expense ratio of 0.93% for Class Y, multiplied by the average account value over the period, multiplied by 32/366.

Schedule of Investments
March 31, 2008

	Principal
Asset Backed Securities - 9.2%	Amount	Value
ACLC Business Loan Receivables Trust, 3.468%, 10/15/21 (e)(r)	$239,289	$234,209
AmeriCredit Automobile Receivables Trust:
5.37%, 10/6/09	102,433	102,282
4.05%, 2/6/10	906,468	906,700
5.11%, 10/6/10	1,277,223	1,283,681
5.31%, 1/6/11	1,271,590	1,281,551
3.61%, 5/6/11	1,745,405	1,717,575
3.43%, 7/6/11	828,796	828,807
5.56%, 9/6/11	473,683	478,096
5.21%, 10/6/11	8,855,393	8,862,410
Atherton Franchisee Loan Funding LLC:
6.85%, 6/15/11 (e)	235,660	235,777
7.20%, 2/15/13 (e)	126,071	122,289
Capital Auto Receivables Asset Trust:
5.40%, 10/15/09	3,342,078	3,369,599
5.22%, 11/16/09	3,665,585	3,674,144
Capital One Auto Finance Trust:
5.33%, 5/15/10	3,656,966	3,661,079
5.33%, 11/15/10	13,781,778	13,858,460
2.858%, 10/15/12 (r)	3,425,614	3,268,186
Captec Franchise Trust, 8.155%, 6/15/13 (e)	1,250,000	1,357,992
Carmax Auto Owner Trust, 3.17%, 9/15/11	1,324,692	1,315,991
Countrywide Asset-Backed Certificates, 3.049%, 11/25/34 (r)	152,530	140,176
Discover Card Master Trust I, 2.828%, 8/15/12 (r)	2,000,000	1,998,408
Dunkin Securitization, 5.779%, 6/20/31 (e)	4,000,000	3,590,360
First Investors Auto Owner Trust, 4.93%, 2/15/11 (e)	194,522	191,028
FMAC Loan Receivables Trust:
2.90%, 11/15/18 (e)(r)	12,167,007	471,472
1.728%, 4/15/19 (e)(r)	20,815,283	858,630
Ford Credit Auto Owner Trust, 4.30%, 8/15/09	279,497	279,634
GE Dealer Floorplan Master Note Trust, 3.124%, 4/20/11 (r)	8,000,000	7,889,265
Golden Securities Corp., 3.419%, 12/2/13 (e)(r)	239,417	239,816
GS Auto Loan Trust, 2.65%, 5/16/11	2,248,390	2,247,643
Harley-Davidson Motorcycle Trust, 2.76%, 5/15/11	413,446	413,234
Household Automotive Trust, 3.93%, 7/18/11	2,629,017	2,630,901
Hyundai Auto Receivables Trust:
5.25%, 9/15/09	802,646	804,669
3.46%, 8/15/11	1,058,603	1,059,053
Long Beach Auto Receivables Trust:
5.34%, 11/15/09	81,618	81,649
4.08%, 6/15/10	461,366	461,498
Onyx Acceptance Owner Trust, 3.50%, 12/15/11	3,721,074	3,708,196
Triad Auto Receivables Owner Trust:
2.50%, 9/13/10	507,909	506,343
4.77%, 1/12/11	634,251	628,352

	Principal
Asset Backed Securities - Cont'd	Amount	Value
WFS Financial Owner Trust:
3.54%, 11/21/11	$2,227,275	$2,227,222
3.93%, 2/17/12	2,399,088	2,401,134
3.44%, 5/17/12	2,824,747	2,824,706
Whole Auto Loan Trust, 3.26%, 3/15/11	1,629,609	1,647,844
World Financial Network, Credit Card Master Note Trust,
3.188%, 5/15/12 (r)	1,000,000	1,000,401

Total Asset Backed Securities (Cost $84,514,802)		84,860,462

Collateralized Mortgage-Backed
Obligations (Privately Originated) - 0.4%
American Home Mortgage Assets, 2.499%, 5/25/46 (r)	6,994,488	332,238
Bella Vista Mortgage Trust, 2.786%, 5/20/45 (r)	30,548	22,848
Chase Funding Mortgage Loan, 4.045%, 5/25/33	1,127,937	1,128,693
Impac CMB Trust:
3.239%, 9/25/34 (b)(r)	104,886	94,058
3.339%, 11/25/34 (b)(r)	75,668	70,086
2.859%, 4/25/35 (b)(r)	930,939	688,983
2.909%, 4/25/35 (b)(r)	318,815	206,102
2.869%, 5/25/35 (b)(r)	139,383	110,982
2.919%, 8/25/35 (b)(r)	712,408	532,702
MASTR Adjustable Rate Mortgages Trust, 2.979%, 11/25/34 (r)	25,879	24,596
WaMu Mortgage Pass Through Certificates, 6.405%, 4/25/44 (r)	16,994	14,946

Total Collateralized Mortgage-Backed Obligations
(privately originated) (Cost $3,906,062)		3,226,234

Commercial Mortgage-Backed Securities - 2.5%
Banc of America Commercial Mortgage, Inc., 5.449%, 1/15/49	3,000,000	2,823,984
Banc of America Mortgage Securities, Inc., 6.25%, 10/25/36	3,224,574	679,655
Citigroup/Deutsche Bank Commercial Mortgage Trust, 5.205%,
12/11/49 (r)	4,000,000	3,880,624
Cobalt CMBS Commercial Mortgage Trust, 5.94%, 5/15/46 (r)	4,000,000	3,935,000
Commercial Capital Access One, Inc., 22.53%, 2/15/09 (e)(r)	4,700,000	822,500
Crown Castle Towers LLC:
4.643%, 6/15/35 (e)	4,000,000	4,154,770
5.245%, 11/15/36 (e)	2,000,000	1,959,807
5.362%, 11/15/36 (e)	1,000,000	1,052,553
Enterprise Mortgage Acceptance Co. LLC, .832%, 1/15/25 (e)(r)	32,806,882	656,138
FFCA Secured Lending Corp, 1.021%, 10/18/25 (e)(r)	8,070,817	213,795
First Union National Bank - Bank Of America N.A. Commercial
Mortgage Trust, 1.709%, 3/15/33 (e)(r)	15,000,000	243,165
Global Signal:
Trust II, 4.232%, 12/15/14 (e)	500,000	487,580
Trust III, 5.361%, 2/15/36 (e)	1,175,000	1,179,677

	Principal
Commercial Mortgage-Backed Securities - Cont'd	Amount	Value
Residential Accredit Loans, Inc., 0.225%, 5/25/19	$82,386,423	$536,986
Wells Fargo Mortgage Backed Securities Trust, 0.193%, 10/25/36	74,305,552	371,528

Total Commercial Mortgage-Backed Securities (Cost $23,133,994)		22,997,762

Corporate Bonds - 48.1%
AgFirst Farm Credit Bank:
8.393% to 12/15/11, floating rate thereafter to 12/15/16 (r)	1,945,000	1,820,462
6.585% to 06/15/12, floating rate thereafter to 6/15/49 (e)(r)	5,000,000	3,507,225
7.30%, 10/14/49 (e)	1,000,000	938,350
Alliance Mortgage Investments:
12.61%, 6/1/10 (b)(r)(x)	385,345	-
15.36%, 12/1/10 (b)(r)(x)	259,801	-
AMB Property LP, 5.45%, 12/1/10	3,000,000	3,031,831
Anadarko Petroleum Corp., 3.20%, 9/15/09 (r)	8,005,000	7,793,188
APL Ltd., 8.00%, 1/15/24	150,000	141,750
Atlantic Mutual Insurance Co., 8.15%, 2/15/28 (e)(p)*	350,000	70,000
Autopista del Maipo Sociedad, 7.373%, 6/15/22 (e)	227,000	274,326
BAC Capital Trust XV, 3.876%, 6/1/56 (r)	1,500,000	1,105,869
BAE Systems Asset Trust, 6.664%, 9/15/13 (e)	6,178,696	6,510,801
Bank of Nova Scotia Trust Company of New York, 5.20%, 2/20/09	5,000,000	5,090,232
Bear Stearns Co's, Inc.:
3.456%, 4/29/08 (r)	2,000,000	1,991,703
2.786%, 3/30/09 (r)	10,390,000	9,874,420
4.326%, 7/19/10 (r)	3,000,000	2,670,136
3.964%, 10/28/14 (r)	500,000	357,339
BellSouth Telecommunications, Inc., 6.125%, 9/23/08	1,000,000	1,014,614
Branch Banking & Trust Co, 3.126%, 9/2/08 (r)	120,000	120,051
Bunge Ltd. Finance Corp., 4.375%, 12/15/08	3,000,000	2,999,530
C8 Capital SPV Ltd., 6.64% to 12/31/14, floating rate thereafter
to 12/31/49 (e)(r)	2,000,000	1,842,613
CAM US Finance SA Sociedad Unipersonal, 3.389%, 2/1/10 (e)(r)	1,000,000	963,281
Capmark Financial Group, Inc., 3.746%, 5/10/10 (e)(r)	1,400,000	980,000
Cardinal Health, Inc., 4.999%, 10/2/09 (r)	1,000,000	981,252
Cargill, Inc:
5.144%, 1/21/11 (e)(r)	10,000,000	9,967,220
5.60%, 9/15/12 (e)	3,000,000	3,102,639
Caterpillar Financial Services Corp., 3.578%, 2/8/10 (r)	4,950,000	4,943,040
Chevy Chase Bank FSB, 6.875%, 12/1/13	1,000,000	941,323
Chilquinta Energia Finance Co. LLC, 6.47%, 4/1/08 (e)	2,000,000	1,999,830
Cinergy Global Resources, Inc., 6.20%, 11/3/08 (e)	6,500,000	6,559,573
CIT Group, Inc.:
3.303%, 5/23/08 (r)	5,000,000	4,887,500
3.875%, 11/3/08	399,000	367,080
2.729%, 12/19/08 (r)	1,000,000	900,000

	Principal
Corporate Bonds - Cont'd	Amount	Value
Citigroup, Inc.:
3.13%, 6/9/09 (r)	$110,000	$108,077
6.50%, 1/18/11	7,000,000	7,226,064
5.125%, 2/14/11	2,475,000	2,490,060
3.16%, 5/18/11 (r)	2,900,000	2,658,336
Compass Bancshares, Inc., 5.143%, 10/9/09 (e)(r)	3,000,000	2,983,032
Countrywide Financial Corp., 3.345%, 5/5/08 (r)	5,230,000	5,151,550
Countrywide Home Loans, Inc., 3.25%, 5/21/08	1,500,000	1,485,000
Credit Agricole SA, 6.637% to 5/31/17, floating rate thereafter to
5/31/49 (e)(r)	1,000,000	774,639
CVS Caremark Corp., 6.302% to 6/1/12, floating rate thereafter
to 6/1/37 (r)	2,000,000	1,834,048
Dime Community Bancshares, Inc., 9.25%, 5/1/10 (e)	1,000,000	1,109,677
Discover Financial Services, 3.431%, 6/11/10 (e)(r)	6,756,000	6,089,730
Dominion Resources, Inc., 5.687%, 5/15/08 (r)	3,000,000	3,007,531
Duke Energy Corp., 4.20%, 10/1/08	2,000,000	2,013,985
Enterprise Products Operating LP, 7.034% to 1/15/18, floating
rate thereafter to 1/15/68 (r)	300,000	246,372
ERAC USA Finance Co., 5.30%, 11/15/08 (e)	1,000,000	1,013,179
Fidelity National Information Services, Inc., 4.75%, 9/15/08	500,000	498,045
Fifth Third Bank, 2.87%, 8/10/09	163,632	161,446
First Tennessee Bank:
5.75%, 12/1/08	250,000	250,116
5.316%, 12/8/08	5,150,000	5,169,118
FMG Finance Pty Ltd.:
7.076%, 9/1/11 (e)(r)	10,600,000	10,255,500
10.00%, 9/1/13 (e)	1,400,000	1,505,000
Ford Motor Credit Co. LLC:
6.625%, 6/16/08	3,440,000	3,422,780
8.708%, 4/15/12 (r)	16,750,000	15,662,380
Giants Stadium LLC:
13.50%, 4/1/29 (e)(r)	25,000,000	25,000,000
11.50%, 4/1/37 (e)(r)	15,000,000	15,000,000
Glitnir Banki HF:
4.418%, 10/15/08 (e)(r)	8,000,000	7,718,391
4.75%, 10/15/10 (e)	1,000,000	937,229
4.334%, 1/21/11 (e)(r)	2,000,000	1,678,589
6.693% to 6/15/11 (e)(r)	10,830,000	8,937,542
6.33%, 7/28/11 (e)	180,000	169,285
6.375%, 9/25/12 (e)	100,000	85,182
GMAC LLC:
3.749%, 9/23/08 (r)	14,000,000	13,230,303
5.125%, 5/9/08	4,690,000	4,660,705
4.315%, 5/15/09 (r)	10,500,000	9,134,821
Great River Energy, 5.829%, 7/1/17 (e)	11,000,000	11,433,290
Health Care Property Investors, Inc., 3.25%, 9/15/08 (r)	13,850,000	13,541,043
Hewlett-Packard Co., 3.476%, 9/3/09 (r)	3,660,000	3,662,334
HRPT Properties Trust, 3.40%, 3/16/11 (r)	2,000,000	1,886,151
HSBC Finance Corp., 4.45%, 9/15/08	2,000,000	2,006,555
Independence Community Bank Corp.:
3.5% to 6/1/08, floating rate thereafter to 6/20/13 (r)	2,350,000	2,353,563
3.75% to 4/1/09, floating rate thereafter to 4/1/14 (r)	4,500,000	4,457,390

	Principal
Corporate Bonds - Cont'd	Amount	Value
Ingersoll-Rand Co. Ltd.:
6.391%, 11/15/27	$1,135,000	$1,224,602
6.443%, 11/15/27	105,000	121,971
6.015%, 2/15/28	500,000	525,520
Irwin Land LLC, 4.51%, 12/15/15 (e)	1,335,000	1,287,701
John Deere Capital Corp.:
3.53%, 2/26/10 (r)	3,000,000	2,996,117
4.698%, 1/18/11 (r)	10,000,000	9,978,435
JPMorgan Chase & Co.:
3.625%, 5/1/08	915,000	915,464
1.91%, 10/28/08 (r)	4,000,000	3,999,430
4.394%, 1/22/10 (r)	10,000,000	9,953,211
Kaupthing Bank hf, 5.75%, 10/4/11 (e)	7,000,000	5,587,659
Koninklijke Philips Electronics NV, 4.14%, 3/11/11 (r)	5,000,000	5,002,289
Lehman Brothers Holdings, Inc.:
1.69%, 9/8/08 (r)	3,000,000	2,925,963
5.625%, 1/24/13	1,000,000	967,542
Leucadia National Corp.:
7.00%, 8/15/13	4,930,000	4,868,375
8.125%, 9/15/15	2,750,000	2,772,143
LL&P Wind Energy, Inc. Washington Revenue Bonds:
5.217%, 12/1/12	4,000,000	4,144,640
5.733%, 12/1/17	2,000,000	2,078,480
Lumbermens Mutual Casualty Co., 8.30%, 12/1/37 (e)(m)*	300,000	1,500
M&I Marshall & Ilsley Bank, 3.328%, 12/4/12 (r)	1,000,000	933,666
Medco Health Solutions, Inc., STEP, 6.125%, 3/15/13	3,000,000	3,042,964
Meridian Funding Co. LLC:
5.378%, 6/9/08 (r)	416,667	413,406
4.846%, 10/6/08 (e)(r)	157,195	156,837
Merrill Lynch & Co., Inc., 3.315%, 2/5/10 (r)	291,000	277,661
Morgan Stanley:
4.348%, 1/15/10 (r)	1,500,000	1,445,967
4.538%, 1/15/10 (r)	3,500,000	3,403,774
Nationwide Health Properties, Inc.:
6.50%, 7/15/11	4,000,000	4,095,652
6.59%, 7/7/38	1,300,000	1,419,374
Noble Group Ltd., 6.625%, 3/17/15 (e)	500,000	431,924
NPS LLC, 9.80%, 12/28/16 (e)(r)	6,000,000	6,000,000
Orkney Re II plc, Series B, 6.096%, 12/21/35 (b)(e)(r)(z)	1,400,000	1,050,000
Pacific Pilot Funding Ltd., 4.644%, 10/20/16 (e)(r)	485,693	486,213
Pacificorp, 6.375%, 5/15/08	30,000	30,110
Pioneer Natural Resources Co.:
5.875%, 7/15/16	1,150,000	1,038,826
6.65%, 3/15/17	2,000,000	1,885,750
PPF Funding, Inc., 5.35%, 4/15/12 (e)	2,000,000	1,993,693
Preferred Term Securities IX Ltd., 5.608%, 4/3/33 (e)(r)	959,500	921,120
PRICOA Global Funding I, 3.156%, 6/3/08 (e)(r)	350,000	349,885
Prudential Financial, Inc., 3.018%, 6/13/08 (r)	500,000	499,778
Public Service Electric & Gas Co., 6.375%, 5/1/08 (r)	1,275,000	1,276,503
Reed Elsevier Capital, Inc., 3.13%, 6/15/10 (r)	2,500,000	2,434,382
Regions Financial Corp., 4.50%, 8/8/08	1,500,000	1,502,982

	Principal
Corporate Bonds - Cont'd	Amount	Value
Residential Capital LLC:
3.49%, 6/9/08 (r)	$7,600,000	$6,004,000
6.375%, 6/30/10	500,000	251,250
Richmond County Capital Corp., 8.61%, 7/15/49 (e)	1,700,000	1,706,375
Rouse Co., 8.00%, 4/30/09	1,000,000	979,138
SABMiller plc, 5.029%, 7/1/09 (e)(r)	175,000	175,445
Skyway Concession Co. LLC, 2.976%, 6/30/17 (e)(r)	2,500,000	2,215,733
Southern Union Co., 6.089%, 2/16/10	2,000,000	2,049,238
Sovereign Bancorp, Inc., 3.365%, 3/1/09 (r)	2,000,000	1,951,530
Sovereign Bank, 4.375% to 8/1/08, floating rate thereafter
to 8/1/13 (r)	6,825,000	6,156,481
Susquehanna Bancshares, Inc., 4.75% to 5/1/09, floating rate
thereafter to, 4.75%, 5/1/14 (r)	1,000,000	1,030,390
TIERS Trust, 8.45%, 12/1/17 (b)(n)*	658,859	3,294
Toll Road Investors Partnership II LP, Zero Coupon:
2/15/09 (e)	3,000,000	2,937,793
2/15/45 (e)	42,565,142	6,231,932
Union Pacific Corp., 6.91%, 8/27/17	1,234,794	1,383,464
UnitedHealth Group, Inc.:
2.779%, 6/21/10 (r)	3,000,000	2,874,192
4.462%, 2/7/11 (r)	5,000,000	4,968,269
Wachovia Capital Trust III, 5.80% to 3/15/11, floating rate
thereafter to 3/15/42 (r)	11,628,000	8,328,555
Wal-Mart Stores, Inc., 8.07%, 12/21/12 (b)	500,000	500,000
Weyerhaeuser Co., 3.599%, 9/24/09 (r)	5,500,000	5,434,679
Xerox Corp., 3.514%, 12/18/09 (r)	750,000	731,527
Xstrata Finance Dubai Ltd., 3.42%, 11/13/09 (e)(r)	3,000,000	2,960,970

Total Corporate Bonds (Cost $453,734,414)		442,070,980

Taxable Municipal Obligations - 15.1%
Adams-Friendship Area Wisconsin School District GO Bonds:
5.07%, 3/1/09	95,000	96,765
5.09%, 3/1/10	105,000	108,975
5.13%, 3/1/11	115,000	121,092
Alameda California Corridor Transportation Authority Revenue
Bonds, Zero Coupon, 10/1/09	6,000,000	5,702,880
Allentown Pennsylvania GO Bonds:
Prerefunded, 3.41%, 10/1/09	1,895,000	1,910,425
Unrefunded Balance, 3.41%, 10/1/09	15,000	15,002
Baltimore Maryland General Revenue Bonds, 5.00%, 7/1/12	1,330,000	1,382,748
Bayonne New Jersey Municipal Utilities Authority Revenue Bonds,
3.70%, 4/1/10	365,000	365,909
Bethlehem Pennsylvania GO Bonds, 4.10%, 11/1/09	675,000	679,151
Boynton Beach Florida Community Redevelopment Agency
Tax Allocation Revenue Bonds, 5.10%, 10/1/15	910,000	952,543
Bridgeview Illinois GO Bonds, 4.62%, 12/1/11	490,000	501,838
Burlingame California PO Revenue Bonds, 5.255%, 6/1/11	1,000,000	1,045,940
Butler Pennsylvania Redevelopment Authority Tax Increment
Revenue Bonds, 5.25%, 12/1/13	680,000	704,548
California State Industry Sales Tax Revenue Bonds, 5.00%, 1/1/12	2,900,000	2,994,772

	Principal
Taxable Municipal Obligations - Cont'd	Amount	Value
California State M-S-R Public Power Agency Revenue Bonds,
3.45%, 7/1/09	$3,460,000	$3,461,626
California Statewide Communities Development Authority
Revenue Bonds:
Zero Coupon, 6/1/08	1,395,000	1,389,099
5.34%, 8/1/08	1,680,000	1,692,482
5.41%, 8/1/09	1,755,000	1,797,278
Zero Coupon, 6/1/10	2,820,000	2,649,108
Zero Coupon, 6/1/13	3,190,000	2,622,052
Canyon Texas Regional Water Authority Revenue Bonds, 5.70%,
8/1/12	165,000	175,146
Chicago Illinois GO Bonds, 5.20%, 1/1/10	3,600,000	3,686,796
Chicago Illinois O'Hare International Airport Revenue Bonds,
5.053%, 1/1/11	3,720,000	3,810,656
Cook County Illinois School District GO Bonds:
No. 95 Taxable Limited Refunding School Bonds, 5.45%, 12/1/11	200,000	213,628
No. 170 Chicago Heights, Zero Coupon, 12/1/12	380,000	312,299
No. 089 Maywood, Zero Coupon, 12/1/12	2,135,000	1,754,628
Corte Madera California COPs, 5.447%, 2/1/16	1,435,000	1,497,207
El Paso Texas GO Bonds:
5.512%, 8/15/09	1,245,000	1,280,918
5.674%, 8/15/12	1,000,000	1,060,600
5.724%, 8/15/13	1,000,000	1,068,450
Escondido California Joint Powers Financing Authority Lease
Revenue Bonds, 5.53%, 9/1/18	1,810,000	1,919,505
Fall Creek Wisconsin School District GO Bonds, 5.91%, 3/1/19	605,000	641,760
Frisco Texas Economic Development Corp. Sales Tax Revenue
Bonds, 5.619%, 2/15/17	1,000,000	1,054,410
Grant County Washington Public Utility District No. 2 Revenue
Bonds, 5.11%, 1/1/13	500,000	516,765
Hillsborough County Florida Port District Revenue Bonds,
Zero Coupon:
6/1/11	1,230,000	1,102,215
12/1/11	1,230,000	1,075,094
Illinois State MFH Development Authority Revenue Bonds:
5.60%, 12/1/15	1,630,000	1,737,531
5.662%, 7/1/17	2,130,000	2,259,078
Inglewood California Pension Funding Revenue Bonds:
4.57%, 9/1/08	205,000	205,242
4.65%, 9/1/09	215,000	215,219
4.74%, 9/1/10	225,000	225,227
Iron County Wisconsin GO Bonds, 5.26%, 3/1/19	620,000	665,923
La Verne California PO Revenue Bonds:
5.34%, 6/1/08	260,000	260,957
5.40%, 6/1/09	270,000	276,010
5.45%, 6/1/10	340,000	353,376
5.49%, 6/1/11	350,000	367,654
Los Angeles California Community Redevelopment Agency Tax
Allocation Bonds:
3.94%, 7/1/08	775,000	776,542
4.22%, 7/1/09	805,000	812,672
Los Angeles County California PO Revenue Bonds, Zero Coupon,
6/30/10	363,000	339,710

	Principal
Taxable Municipal Obligations - Cont'd	Amount	Value
Maryland State Health and Higher Educational Facilities Authority
Revenue Bonds, 5.30%, 7/1/10	$630,000	$654,992
Michigan State Municipal Bond Authority Revenue Bonds:
5.46%, 6/1/08	2,785,000	2,796,279
5.42%, 12/1/08	2,890,000	2,931,356
5.252%, 6/1/15	1,000,000	1,035,900
Midpeninsula California Regional Open Space District Financing
Authority Revenue Bonds, 5.15%, 9/1/12	3,075,000	3,220,386
Mississippi State Development Bank SO Revenue Bonds, 5.21%,
7/1/08	4,000,000	4,021,000
Nashville & Davidson County Tennessee Water & Sewage Revenue
Bonds, 4.74%, 1/1/15	1,585,000	1,651,031
Nevada State Department of Business & Industry Lease Revenue
Bonds, 5.32%, 6/1/17	1,230,000	1,284,747
New York State Dormitory Authority Revenue Bonds, 3.85%,
3/15/11	1,850,000	1,890,090
New York State Sales Tax Asset Receivables Corp. Revenue Bonds,
3.60%, 10/15/08	3,300,000	3,314,256
New York State Urban Development Corp. Revenue Bonds,
4.38%, 12/15/11	2,300,000	2,339,629
Northwest Washington Electric Energy Revenue Bonds, 4.06%,
7/1/09	1,000,000	1,003,330
Northwest Washington Open Access Network Revenue Bonds,
6.39%, 12/1/10	935,000	1,003,788
Oakland California PO Revenue Bonds, Zero Coupon, 12/15/10	2,000,000	1,830,840
Oakland California Redevelopment Agency Tax Allocation Bonds:
5.268%, 9/1/11	2,860,000	2,991,932
5.252%, 9/1/16	1,760,000	1,844,269
5.263%, 9/7/16	2,675,000	2,807,894
Oakland City California PO Revenue Bonds, Zero Coupon, 12/15/12	1,680,000	1,397,306
Oklahoma City Oklahoma Airport Trust Revenue Bonds, 4.60%,
10/1/09	1,330,000	1,353,674
Oklahoma State Capital Improvement Authority Revenue Bonds,
5.10%, 7/1/11	2,720,000	2,834,675
Orange County California PO Revenue Bonds, Zero Coupon,
9/1/11	6,100,000	5,445,409
Oregon State Department of Administrative Services Lottery
Revenue Bonds:
5.389%, 4/1/08	1,000,000	1,000,000
5.334%, 4/1/09	1,565,000	1,601,558
5.374%, 4/1/10	1,650,000	1,724,019
5.355%, 4/1/11	1,000,000	1,060,030
Palm Springs California Community Redevelopment Agency Tax
Allocation Bonds, 5.59%, 9/1/17	1,140,000	1,215,901
Pennsylvania State Convention Center Authority Revenue Bonds,
4.97%, 9/1/11	3,040,000	3,132,720
Pittsburg California Redevelopment Agency Tax Allocation Bonds,
5.115%, 8/1/16	1,800,000	1,802,772
Pittsburgh Pennsylvania GO Bonds, 5.47%, 9/1/08	4,000,000	4,034,360
Placer County California Redevelopment Agency Tax Allocation Bonds,
5.75%, 8/1/15	705,000	753,582

	Principal
Taxable Municipal Obligations - Cont'd	Amount	Value
Riverside California Public Financing Authority Tax Allocation
Bonds, 5.24%, 8/1/17	$2,000,000	$2,080,820
Roseville California Redevelopment Agency Tax Allocation Bonds,
5.31%, 9/1/13	580,000	606,987
Sacramento City California Financing Authority Tax Allocation
Revenue Bonds, 4.985%, 12/1/09	1,035,000	1,055,980
San Diego California Redevelopment Agency Tax Allocation Bonds,
5.66%, 9/1/16	1,435,000	1,530,944
Santa Fe Springs California Community Development Commission
Tax Allocation Bonds, 5.18%, 9/1/11	1,575,000	1,643,261
Schenectady New York Metroplex Development Authority
Revenue Bonds:
5.20%, 8/1/08	125,000	126,040
5.15%, 8/1/09	135,000	138,868
Shawano-Gresham Wisconsin School District GO Bonds, 5.75%,
3/1/11	285,000	304,979
Shorewood Wisconsin School District GO Bonds, 5.30%, 4/1/16	320,000	339,533
South Bend County Indiana Economic Development Income
Tax Revenue Bonds:
5.125%, 2/1/10	560,000	580,698
5.20%, 2/1/14	1,295,000	1,380,341
Southern California Airport Authority Tax Allocation Bonds,
5.00%, 12/1/12	850,000	861,883
St Paul Minnesota Sales Tax Revenue Bonds, 5.30%, 11/1/12	1,500,000	1,559,715
Stanislaus County California Revenue Bonds, 7.15%, 8/15/13	555,000	613,442
Virginia State Housing Development Authority Revenue Bonds,
5.24%, 7/1/09	1,050,000	1,075,452
West Contra Costa California Unified School District COPs:
4.59%, 1/1/09	285,000	287,605
4.66%, 1/1/10	435,000	444,066
Ypsilanti Michigan GO Bonds, 5.55%, 5/1/12	335,000	353,388

Total Taxable Municipal Obligations (Cost $133,812,022)		138,821,178

U.S. Government Agencies
And Instrumentalities - 16.1%
Fannie Mae, 5.50%, 12/25/16	838,427	854,762
Federal Home Loan Bank, 3.625%, 11/14/08	3,395,000	3,425,355
Federal Home Loan Bank Discount Notes, 4/1/08	137,000,000	137,000,000
Freddie Mac:
5.125%, 12/15/13	1,705,001	1,729,300
6.00%, 12/15/32	2,262,597	458,556
Government National Mortgage Association:
5.50%, 1/16/32	5,093,810	713,482
5.50%, 5/20/32	5,226,172	742,375
New Valley Generation I, 7.299%, 3/15/19	792,233	915,473
New Valley Generation V, 4.929%, 1/15/21	774,610	775,058
Overseas Private Investment Corp., 7.45%, 12/15/10	620,455	659,599
U.S. Government Agencies	Principal
And Instrumentalities - Cont'd	Amount	Value
Tunisia Government AID Bonds, Guaranteed by the United States Agency of International Development, 9.375%, 8/1/16	$674,999	$830,175

Total U.S. Government Agencies and Instrumentalities
(Cost $147,780,749)		148,104,135

U.S. Treasury - 0.8%
United States Treasury Notes:
2.125%, 1/31/10	920,000	928,625
3.50%, 2/15/18	6,320,000	6,357,525

Total U.S. Treasury (Cost $7,226,849)		7,286,150

Equity Securities - 1.3%	Shares
Conseco, Inc. *	98,632	1,006,046
Fannie Mae, Series S Preferred	160,000	3,848,000
Freddie Mac, Series Z Preferred	140,000	3,416,000
Roslyn Real Estate Asset Corp., Preferred	15	1,507,031
WoodBourne Pass-Through Trust, Preferred (b)(e)	25	2,492,969

Total Equity Securities (Cost $13,356,240)		12,270,046

TOTAL INVESTMENTS (Cost $867,465,132) - 93.5%		859,636,947
Other assets and liabilities, net - 6.5%		59,556,371
Net Assets - 100%		$919,193,318

Futures	# of Contracts	Expiration Date	Underlying Face Amount at Value	Unrealized Appreciation (Depreciation)
Purchased:
10 Year U.S. Treasury Notes	127	6/08	15,107,047	$495,988

* Non-income producing security.

(b) This security is valued by the Board of Trustees.

(e) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

(m)The Illinois Insurance Department prohibited Lumbermens from making interest payments.

This security is no longer accruing interest.

(n) The Illinois Insurance Department prohibited Lumbermens from making interest payments.

This TIERS security is based on interest payments from Lumbermens. This security is no longer accruing interest.

(p) The State of New York Insurance Department has prohibited Atlantic Mutual Insurance Co. from making interest payments. This security is no longer accruing interest.

(r) The coupon rate shown on floating or adjustable rate securities represents the rate at period end.

(x) Alliance Bancorp and its affiliates filed for Chapter 7 bankruptcy on July 13, 2007. As a result, the value of the bond was marked down to $0 and is no longer accruing interest.

(z) Subsequent to period end, this security stopped accruing interest.

Abbreviations:
COPs: Certificates of Participation
GO: General Obligation
LLC: Limited Liability Corporation
PO: Pension Obligation
MFH: Multi-Family Housing
LP: Limited Partnership
SO: Special Obligation

See notes to financial statements.

Statement of Assets and Liabilities
March 31, 2008
Assets
Investments in securities, at value (Cost $867,465,132) - see accompanying schedule	$859,636,947
Cash	491,375
Receivable for securities sold	47,035,272
Receivable for futures variation margin	31,750
Receivable for shares sold	7,733,485
Interest and dividends receivable	6,374,404
Other assets	252,245
Total assets	921,555,478

Liabilities
Payable for shares repurchased	1,385,512
Payable to Calvert Asset Management Company, Inc.	411,228
Payable to Calvert Administrative Services Company	229,808
Payable to Calvert Shareholder Services, Inc.	12,896
Payable to Calvert Distributors, Inc.	232,117
Accrued expenses and other liabilities	90,599
Total liabilities	2,362,160
Net Assets	$919,193,318

Net Assets Consist of:
Paid-in capital applicable to the following shares of beneficial interest unlimited number of no par value shares authorized:
Class A: 53,036,758 shares outstanding	$854,894,040
Class C: 4,134,644 shares outstanding	66,573,429
Class I: 21,752 shares outstanding	(472,190)
Class Y: 62.03 shares outstanding	1,004
Undistributed net investment income	190,631
Accumulated net realized gain (loss) on investments	5,338,601
Net unrealized appreciation (depreciation) on investments	(7,332,197)

Net Assets	$919,193,318

Net Asset Value Per Share:
Class A (based on net assets of $852,637,975)	$16.08
Class C (based on net assets of $66,204,203)	$16.01
Class I (based on net assets of $350,143)	$16.10
Class Y (based on net assets of $997)	$16.07

See notes to financial statements.

Statement of Operations
Six Months Ended March 31, 2008
Net Investment Income
Investment Income:
Interest income	$23,367,484
Dividend income (net foreign taxes withheld of $356)	370,363
Total investment income	23,737,847

Expenses:
Investment advisory fee	1,387,193
Administrative fees	1,195,098
Transfer agency fees and expenses	857,441
Distribution plan expenses:
Class A	926,963
Class C	275,303
Trustees' fees and expenses	22,966
Custodian fees	53,346
Registration fees	7,475
Reports to shareholders	91,126
Professional fees	16,921
Accounting fees	54,148
Miscellaneous	17,181
Total expenses	4,905,161
Reimbursement from Advisor:
Class A	(357,631)
Class I	(4,717)
Class Y	(1,166)
Fees paid indirectly	(19,195)
Net expenses	4,522,452
Net Investment Income	19,215,395

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments	5,923,705
Futures	(155,610)
5,768,095

Change in unrealized appreciation (depreciation) on:
Investments	(6,083,445)
Futures	468,043
(5,615,402)

Net Realized and Unrealized Gain (Loss)	152,693

Increase (Decrease) in Net Assets
Resulting From Operations	$19,368,088

See notes to financial statements.

Statements of Changes in Net Assets
	Six Months ended	Year Ended
	March 31,	September 30,
Increase (Decrease) in Net Assets	2008	2007
Operations:
Net investment income	$19,215,395	$22,867,991
Net realized gain (loss)	5,768,095	5,331,621
Change in unrealized appreciation (depreciation)	(5,615,402)	(1,001,623)

Increase (Decrease) in Net Assets
Resulting From Operations	19,368,088	27,197,989

Distributions to shareholders from:
Net investment income:
Class A shares	(18,312,575)	(20,939,160)
Class C shares	(1,142,914)	(1,607,370)
Class I shares	(8,011)	(7,526)
Class Y shares	(4)	--
Net realized gain:
Class A shares	(5,212,748)	(2,214,450)
Class C shares	(382,740)	(221,673)
Class I shares	(2,150)	(466)
Total distributions	(25,061,142)	(24,990,645)

Capital share transactions:
Shares sold:
Class A shares	343,406,337	337,959,234
Class C shares	21,810,897	23,251,828
Class I shares	60,189	194,816
Class Y shares	1,000	--
Reinvestment of distributions:
Class A shares	19,801,871	20,858,186
Class C shares	753,749	899,429
Class I shares	10,161	7,992
Class Y shares	4	--
Redemption fees:
Class A shares	25,683	10,380
Class C shares	650	39
Shares redeemed:
Class A shares	(110,099,929)	(147,033,086)
Class C shares	(5,940,055)	(13,937,301)
Class I shares	(573)	(3,903)
Total capital share transactions	269,829,984	222,207,614

Total Increase (Decrease) in Net Assets	264,136,930	224,414,958

Net Assets
Beginning of period	655,056,388	430,641,430
End of period (including undistributed net investment income of $190,631 and $438,740, respectively)	$919,193,318	$655,056,388

See notes to financial statements.

	Six Months Ended	Year Ended
	March 31,	September 30,
Capital Share Activity	2008	2007
Shares sold:
Class A shares	21,218,967	20,962,017
Class C shares	1,353,594	1,447,904
Class I shares	3,714	12,082
Class Y shares	62.03	--
Reinvestment of distributions:
Class A shares	1,227,448	1,295,903
Class C shares	46,919	56,087
Class I shares	629	495
Shares redeemed:
Class A shares	(6,807,919)	(9,121,028)
Class C shares	(368,690)	(867,911)
Class I shares	(35)	(242)
Total capital share activity	16,674,689	13,785,307

See notes to financial statements.

Notes to Financial Statements

Note A ---- Significant Accounting Policies

General: The Calvert Short Duration Income Fund (the "Fund"), a series of The Calvert Fund, is registered under the Investment Company Act of 1940 as a non-diversified, open-end management investment company. The operations of each series are accounted for separately. The Fund currently offers four classes of shares of beneficial interest. Class A shares are sold with a maximum front-end sales charge of 2.75%. Class C shares are sold without a front-end sales change and, with certain exceptions, will be charged a deferred sales charge on shares sold within one year of purchase. Class C shares have a higher expense ratio than Class A shares. Class I shares require a minimum account balance of $1,000,000. The $1 million minimum initial investment may be waived for certain institutional accounts, where it is believed to be in the best interest of the Fund and its shareholders. Class I shares have no front-end or deferred sales charge and have lower levels of expenses than Class A shares. Effective February 29, 2008, the Fund began to offer Class Y shares. Class Y shares are generally only available to wrap or similar fee-based programs offered by financial intermediaries that have entered into an agreement with the Fund's Distributor to offer Class Y shares. Class Y shares have no front-end or deferred sales charge and have lower levels of expenses than Class A shares. Each class has different: (a) dividend rates due to differences in Distribution Plan expenses and other class specific expenses, (b) exchange privileges and (c) class specific voting rights.

Security Valuation: Net asset value per share is determined every business day as of the close of the regular session of the New York Stock Exchange (generally 4:00 p.m. Eastern time). The Fund uses independent pricing services approved by the Board of Trustees to value its investments wherever possible. Securities for which market quotations are available are valued at last sale price or official closing price on the primary market or exchange in which they trade. Municipal securities are valued utilizing a matrix system (which considers such factors as security prices, yields, maturities and ratings) furnished by dealers through an independent pricing service. Foreign securities are valued based on quotations from the principal market in which such securities are normally traded. If events occur after the close of the principal market in which foreign securities are traded, and before the Fund's net asset value is determined, that are expected to materially affect the value of those securities, then they are valued at their fair value taking these events into account. Short-term notes are stated at amortized cost, which approximates fair value. The Fund may invest in securities whose resale is subject to restrictions. Investments for which market quotations are not available or deemed not reliable are fair valued in good faith under the direction of the Board of Trustees.

In determining fair value, the Board considers all relevant qualitative and quantitative information available. These factors are subject to change over time and are reviewed periodically. The values assigned to fair value investments are based on available information and do not necessarily represent amounts that might ultimately be realized. Further, because of the inherent uncertainty of valuation, those estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and the differences could be material.

At March 31, 2008, securities valued at $5,749,176 or 0.6% of net assets were fair valued under the direction of the Board of Trustees.

Repurchase Agreements: The Fund may enter into repurchase agreements with recognized financial institutions or registered broker/dealers and, in all instances, holds underlying securities with a value exceeding the total repurchase price, including accrued interest. Although risk is mitigated by the collateral, the Fund could experience a delay in recovering its value and a possible loss of income or value if the counterparty fails to perform in accordance with the terms of the agreement.

Futures Contracts: The Fund may enter into futures contracts agreeing to buy or sell a financial instrument for a set price at a future date. Initial margin deposits of either cash or securities as required by the broker are made upon entering into the contract. While the contract is open, daily variation margin payments are made to or received from the broker reflecting the daily change in market value of the contract and are recorded for financial reporting purposes as unrealized gains or losses by the Fund. When a futures contract is closed, a realized gain or loss is recorded equal to the difference between the opening and closing value of the contract. The risks associated with entering into futures contracts may include the possible illiquidity of the secondary market which would limit the Fund's ability to close out a futures contract prior to the settlement date, an imperfect correlation between the value of the contracts and the underlying financial instruments, or that the counterparty will fail to perform its obligations under the contracts' terms.

Short Sales: The Fund may use a hedging technique that involves short sales of U.S. Treasury securities for the purposes of managing the duration of the Fund. Any short sales are "covered" with an equivalent amount of high quality, liquid securities.

Security Transactions and Net Investment Income: Security transactions are accounted for on trade date. Realized gains and losses are recorded on an identified cost basis and may include proceeds from litigation. Dividend income is recorded on the ex-dividend date or, in the case of dividends on certain foreign securities, as soon as the Fund is informed of the ex-dividend date. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. Interest income, which includes amortization of premium and accretion of discount on debt securities, is accrued as earned. Investment income and realized and unrealized gains and losses are allocated to separate classes of shares based upon the relative net assets of each class. Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. (See the Schedule of Investments footnotes on page 20.) A debt obligation may be removed from non-accrual status when the issuer resumes interest payments or when collectibility of interest is reasonably assured. Expenses arising in connection with a class are charged directly to that class. Expenses common to the classes are allocated to each class in proportion to their relative net assets. Withholding taxes on foreign dividends have been provided for in accordance with the Fund's understanding of the applicable country's tax rules and rates.

Foreign Currency Transactions: The Fund's accounting records are maintained in U. S. dollars. For valuation of assets and liabilities on each date of net asset value determination, foreign denominations are translated into U.S. dollars using the current exchange rate. Security transactions, income and expenses are translated at the prevailing rate of exchange on the date of the event. The effect of changes in foreign exchange rates on securities and foreign currencies is included in the net realized and unrealized gain or loss on securities and foreign currencies.

Distributions to Shareholders: Distributions to shareholders are recorded by the Fund on ex-dividend date. Dividends from net investment income are paid monthly. Distributions from net realized capital gains, if any, are paid at least annually. Distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles; accordingly, periodic reclassifications are made within the Fund's capital accounts to reflect income and gains available for distribution under income tax regulations.

Estimates: The preparation of the financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reported period. Actual results could differ from those estimates.

Redemption Fees: The Fund charges a 2% redemption fee on redemptions, including exchanges, made within 30 days of purchase in the same Fund (within seven days for Class I shares). The redemption fee is paid to the Class of the Fund from which the redemption is made, and is accounted for as an addition to paid-in capital. The fee is intended to discourage market-timers by ensuring that short-term trading costs are borne by the investors making the transactions and not the shareholders already in the Fund.

Expense Offset Arrangements: The Fund has an arrangement with its custodian bank whereby the custodian's fees may be paid indirectly by credits earned on the Fund's cash on deposit with the bank. These credits are used to reduce the Fund's expenses. Such a deposit arrangement may be an alternative to overnight investments.

Federal Income Taxes: No provision for federal income or excise tax is required since the Fund intends to continue to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable earnings.

New Accounting Pronouncements: In July 2006, the Financial Accounting Standards Board (FASB) issued FASB Interpretation No. 48, "Accounting for Uncertainty in Income Taxes" -- an interpretation of FASB Statement 109 (FIN 48), effective on the last business day of the semi-annual reporting period for fiscal years beginning after December 15, 2006. FIN 48 sets forth a threshold for financial statement recognition, measurement and disclosure of a tax position taken or expected to be taken on a tax return. Management has analyzed the Fund's tax positions taken on federal income tax returns for all open tax years (tax years ended September 30, 2004 -- 2007) for purposes of implementing FIN 48, and has concluded that as of March 31, 2008, no provision for income tax is required in the Fund's financial statements.

In September 2006, the Financial Accounting Standards Board (FASB) issued Statement on Financial Accounting Standards (SFAS) No. 157, "Fair Value Measurements." This standard establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and requires additional disclosures about fair value measurements. SFAS No. 157 applies to fair value measurements already required or permitted by existing standards. SFAS No. 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. The changes to current generally accepted accounting principles from the application of this Statement relate to the definition of fair value, the methods used to measure fair value, and the expanded disclosures about fair value measurements. As of March 31, 2008, the Fund does not believe the adoption of SFAS No. 157 will impact the financial statement amounts; however, additional disclosures may be required about the inputs used to develop the measurements and the effect of certain of the measurements on changes in net assets for the period.

In March 2008, the Financial Accounting Standards Board (FASB) issued Statement of Financial Accounting Standards (SFAS) No. 161, "Disclosures about Derivative Instruments and Hedging Activities." The new standard is intended to improve financial reporting about derivative instruments and hedging activities by requiring enhanced disclosures to enable investors to better understand the effect on the Fund's financial position, financial performance, and cash flows. SFAS No. 161 is effective for financial statements issued for fiscal years and interim periods beginning after November 15, 2008. Management is currently evaluating the impact the adoption of SFAS No. 161 will have on the Fund's financial statements and related disclosures.

Note B -- Related Party Transactions

Calvert Asset Management Company, Inc. (the "Advisor") is wholly-owned by Calvert Group, Ltd. ("Calvert"), which is indirectly wholly-owned by UNIFI Mutual Holding Company. The Advisor provides investment advisory services and pays the salaries and fees of officers and Trustees of the Fund who are employees of the Advisor or its affiliates. For its services, the Advisor receives an annual fee, payable monthly, based on the following annual rates of average net assets: .35% on the first $750 million, and .325% over $750 million.

The Advisor has contractually agreed to limit net annual fund operating expenses through January 31, 2009. The contractual expense cap is 1.08% for Class A, and .75% for Class I. For the purposes of this expense limit, operating expenses do not include interest expense, brokerage commissions, taxes, and extraordinary expenses. To the extent that any expense offset credits are earned, the Advisor's obligation under the contractual limitation may be reduced and the Advisor may benefit from the expense offset arrangement. The Advisor voluntarily reimbursed Class Y shares for expenses of $1,166 for the period ended March 31, 2008.

Calvert Administrative Services Company, an affiliate of the Advisor, provides administrative services to the Fund for an annual fee, payable monthly. Class A, Class C and Class Y shares pay an annual rate of .30%, and Class I shares pay an annual rate of .10%, based on their average daily net assets.

Calvert Distributors, Inc., an affiliate of the Advisor, is the distributor and principal underwriter for the Fund. Distribution Plans, adopted by Class A and Class C shares, allow the Fund to pay the Distributor for expenses and services associated with the distribution of shares. The expenses paid may not exceed .50% and 1.00% annually of the Fund's average daily net assets of Class A and Class C, respectively. The amount actually paid by the Fund is an annualized fee, payable monthly of .25% and 1.00% of the Fund's average daily net assets of Class A and Class C, respectively. Class I and Y shares do not have Distribution Plan expenses.

The Distributor received $52,174 as its portion of the commissions charged on sales of the Fund's Class A shares for the six months ended March 31, 2008.

Calvert Shareholder Services, Inc. ("CSSI"), an affiliate of the Advisor, is the shareholder servicing agent for the Fund. For its services, CSSI received a fee of $64,790 for the six months ended March 31, 2008. Boston Financial Data Services, Inc. is the transfer and dividend disbursing agent.

Each Trustee of the Fund who is not an employee of the Advisor or its affiliates receives an annual fee of $32,000 plus up to $1,500 for each Board and Committee meeting attended. Trustee's fees are allocated to each of the funds served.

Note C -- Investment Activity

During the period, the cost of purchases and proceeds from sales of investments, other than short-term and U.S. government securities, were $1,051,069,450 and $873,972,105, respectively. U.S. government security purchases and sales were $1,212,206,337 and $1,218,460,717, respectively.

The cost of investments owned at March 31, 2008 for federal income tax purposes was $867,773,255. Net unrealized depreciation aggregated $8,136,308 of which $9,408,110 related to appreciated securities and $17,544,418 related to depreciated securities.

The Fund may sell or purchase securities to and from other funds managed by the Advisor, typically short-term variable rate demand notes. Interportfolio transactions are primarily used for cash management purposes. Interportfolio transactions are made pursuant to Rule 17a-7 of the Investment Company Act of 1940. There were no such transactions for the six months ended March 31, 2008.

Note D -- Line of Credit

A financing agreement is in place with all Calvert Group Funds (except for the Calvert Social Investment Fund's Balanced and Enhanced Equity Portfolios, the CVS Calvert Social Balanced Portfolio) and State Street Corporation ("SSC"). Under the agreement, SSC provides an unsecured line of credit facility, in the aggregate amount of $50 million ($25 million committed and $25 million uncommitted), accessible by the Funds for temporary or emergency purposes only. Borrowings under this committed facility bear interest at the overnight Federal Funds Rate plus .50% per annum. A commitment fee of .10% per annum is incurred on the unused portion of the committed facility, which is allocated to all participating funds. The Fund had no loans outstanding pursuant to this line of credit at March 31, 2008. For the six months ended March 31, 2008, borrowings by the Fund under the Agreement were as follows:

Average Daily Balance	Weighted Average Interest Rate	Maximum Amount Borrowed	Month of Maximum Amount Borrowed
$71,448	3.66%	$5,665,458	February 2008

Financial Highlights

		Periods Ended
	March 31,	September 30,	September 30,
Class A Shares	2008 (z)	2007 (z)	2006 (z)
Net asset value, beginning	$16.17	$16.11	$16.13
Income from investment operations
Net investment income	.39	.73	.65
Net realized and unrealized gain	.03	.13	.11
Total from investment operations	.42	.86	.76
Distributions from:
Net investment income	(.39)	(.71)	(.64)
Net realized gain	(.12)	(.09)	(.14)
Total distributions	(.51)	(.80)	(.78)
Total increase (decrease) in net asset value	(0.09)	0.06	(.02)
Net asset value, ending	$16.08	$16.17	$16.11

Total return*	2.63%	5.47%	4.86%
Ratios to average net assets: A
Net investment income	4.88% (a)	4.54%	4.12%
Total expenses	1.18% (a)	1.22%	1.19%
Expenses before offsets	1.08% (a)	1.09%	1.09%
Net expenses	1.08% (a)	1.08%	1.08%
Portfolio turnover	325%	533%	524%
Net assets, ending (in thousands)	$852,638	$604,790	$390,947

		Years Ended
	September 30,	September 30,	September 30,
Class A Shares	2005	2004	2003
Net asset value, beginning	$16.35	$16.58	$15.96
Income from investment operations
Net investment income	.43	.32	.39
Net realized and unrealized gain	.09	.36	1.00
Total from investment operations	.52	.68	1.39
Distributions from:
Net investment income	(.43)	(.32)	(.39)
Net realized gain	(.31)	(.59)	(.38)
Total distributions	(.74)	(.91)	(.77)
Total increase (decrease) in net asset value	(.22)	(.23)	.62
Net asset value, ending	$16.13	$16.35	$16.58

Total return*	3.25%	4.23%	9.04%
Ratios to average net assets: A
Net investment income	2.69%	1.98%	2.43%
Total expenses	1.19%	1.21%	1.27%
Expenses before offsets	1.09%	1.09%	1.07%
Net expenses	1.08%	1.08%	1.06%
Portfolio turnover	633%	967%	2,078%
Net assets, ending (in thousands)	$211,734	$141,155	$92,600

See notes to financial highlights.

Financial Highlights

		Periods Ended
	March 31,	September 30,	September 30,
Class C Shares	2008 (z)	2007 (z)	2006 (z)
Net asset value, beginning	$16.11	$16.06	$16.08
Income from investment operations
Net investment income	.33	.59	.52
Net realized and unrealized gain	.02	.13	.11
Total from investment operations	.35	.72	.63
Distributions from:
Net investment income	(.33)	(.58)	(.51)
Net realized gain	(.12)	(.09)	(.14)
Total distributions	(.45)	(.67)	(.65)
Total increase (decrease) in net asset value	(0.10)	0.05	(.02)
Net asset value, ending	$16.01	$16.11	$16.06

Total return*	2.17%	4.59%	4.05%
Ratios to average net assets: A
Net investment income	4.10% (a)	3.72%	3.28%
Total expenses	1.88% (a)	1.90%	1.92%
Expenses before offsets	1.88% (a)	1.90%	1.92%
Net expenses	1.88% (a)	1.89%	1.91%
Portfolio turnover	325%	533%	524%
Net assets, ending (in thousands)	$66,204	$49,984	$39,612

		Periods Ended
	September 30,	September 30,	September 30,
Class C Shares	2005	2004	2003^
Net asset value, beginning	$16.31	$16.54	$15.96
Income from investment operations
Net investment income	.29	.18	.25
Net realized and unrealized gain	.08	.36	.96
Total from investment operations	.37	.54	1.21
Distributions from:
Net investment income	(.29)	(.18)	(.25)
Net realized gain	(.31)	(.59)	(.38)
Total distributions	(.60)	(.77)	(.63)
Total increase (decrease) in net asset value	(.23)	(.23)	.58
Net asset value, ending	$16.08	$16.31	$16.54

Total return*	2.32%	3.34%	7.81%
Ratios to average net assets: A
Net investment income	1.81%	1.12%	1.32%
Total expenses	1.95%	1.96%	2.14%
Expenses before offsets	1.95%	1.96%	2.14%
Net expenses	1.94%	1.95%	2.12%
Portfolio turnover	633%	967%	2,078%
Net assets, ending (in thousands)	$28,663	$23,537	$14,283

See notes to financial highlights.

Financial Highlights
		Periods Ended
	March 31,	September 30,	September 30,
Class I Shares	2008 (z)	2007 (z)	2006 (y)(z)
Net asset value, beginning	$16.19	$16.13	$16.04
Income from investment operations
Net investment income	.42	.79	.33
Net realized and unrealized gain	.03	.12	.12
Total from investment operations	.45	.91	.45
Distributions from:
Net investment income	(.42)	(.76)	(.36)
Net realized gain	(.12)	(.09)	--
Total distributions	(.54)	(.85)	(.36)
Total increase (decrease) in net asset value	(0.09)	0.06	.09
Net asset value, ending	$16.10	$16.19	$16.13

Total return*	2.81%	5.78%	2.84%
Ratios to average net assets: A
Net investment income	5.21% (a)	4.91%	4.73% (a)
Total expenses	3.86% (a)	6.11%	.63% (a)
Expenses before offsets	.75% (a)	.76%	.62% (a)
Net expenses	.75% (a)	.75%	.61% (a)
Portfolio turnover	325%	533%	209%
Net assets, ending (in thousands)	$350	$282	$82

		Periods Ended
	November 7,	September 30,	September 30,
Class I Shares	2005 (x)	2005 (z)	2004
Net asset value, beginning	$16.12	$16.37	$16.61
Income from investment operations
Net investment income	.06	.49	.41
Net realized and unrealized gain	(.04)	.10	.35
Total from investment operations	.02	.59	.76
Distributions from:
Net investment income	(.05)	(.53)	(.41)
Net realized gain	--	(.31)	(.59)
Total distributions	(.05)	(.84)	(1.00)
Total increase (decrease) in net asset value	(.03)	(.25)	(.24)
Net asset value, ending	$16.09	$16.12	$16.37

Total return*	.13%	3.72%	4.73%
Ratios to average net assets: A
Net investment income	3.65% (a)	3.00%	2.46%
Total expenses	.81% (a)	.62%	.61%
Expenses before offsets	.81% (a)	.62%	.61%
Net expenses	.79% (a)	.61%	.60%
Portfolio turnover	293%	633%	967%
Net assets, ending (in thousands)	$0	$6,167	$24,369

See notes to financial highlights.

Financial Highlights
Period Ended
March 31,
Class Y Shares	2008 (z)^^
Net asset value, beginning	$16.19
Income from investment operations
Net investment income	.07
Net realized and unrealized gain	(.12)
Total from investment operations	(.05)
Distributions from:
Net investment income	(.07)
Net realized gain	--
Total distributions	(.07)
Total increase (decrease) in net asset value	(.12)
Net asset value, ending	$16.07

Total return*	(.32%)
Ratios to average net assets: A
Net investment income	4.85% (a)
Total expenses	1,381.42% (a)
Expenses before offsets	.93% (a)
Net expenses	.93% (a)
Portfolio turnover	33%
Net assets, ending (in thousands)	$1

A Total expenses do not reflect amounts reimbursed and/or waived by the Advisor or reductions from expense offset arrangements. Expenses before offsets reflect expenses after reimbursement and/or waiver by the Advisor but prior to reductions from expense offset arrangements. Net expenses are net of all reductions and represent the net expenses paid by the Fund.

(a) Annualized.

(x) The last remaining shareholder in Class I redeemed on November 7, 2005.

(y) Class I resumed upon shareholder investment on April 21, 2006.

(z) Per share figures are calculated using the Average Share Method.

* Total return is not annualized for periods less than one year and does not reflect deduction of any front-end or deferred sales charge.

^ From October 1, 2002, inception.

^^ From February 29, 2008, inception.

See notes to financial statements.

Explanation of Financial Tables

Schedule of Investments

The Schedule of Investments is a snapshot of all securities held in the fund at their market value, on the last day of the reporting period. Securities are listed by asset type (e.g., common stock, corporate bonds, U.S. government obligations) and may be further broken down into sub-groups and by industry classification.

Statement of Assets and Liabilities

The Statement of Assets and Liabilities is often referred to as the fund's balance sheet. It lists the value of what the fund owns, is due and owes on the last day of the reporting period. The fund's assets include the market value of securities owned, cash, receivables for securities sold and shareholder subscriptions, and receivables for dividends and interest payments that have been earned, but not yet received. The fund's liabilities include payables for securities purchased and shareholder redemptions, and expenses owed but not yet paid. The statement also reports the fund's net asset value (NAV) per share on the last day of the reporting period. The NAV is calculated by dividing the fund's net assets (assets minus liabilities) by the number of shares outstanding. This statement is accompanied by a Schedule of Investments. Alternatively, if certain conditions are met, a Statement of Net Assets may be presented in lieu of this statement and the Schedule of Investments.

Statement of Net Assets

The Statement of Net Assets provides a detailed list of the fund's holdings, including each security's market value on the last day of the reporting period. The Statement of Net Assets includes a Schedule of Investments. Other assets are added and other liabilities subtracted from the investments total to calculate the fund's net assets. Finally, net assets are divided by the outstanding shares of the fund to arrive at its share price, or Net Asset Value (NAV) per share.

At the end of the Statement of Net Assets is a table displaying the composition of the fund's net assets. Paid in Capital is the money invested by shareholders and represents the bulk of net assets. Undistributed Net Investment Income and Accumulated Net Realized Gains usually approximate the amounts the fund had available to distribute to shareholders as of the statement date. Accumulated Realized Losses will appear as negative balances. Unrealized Appreciation (Depreciation) is the difference between the market value of the fund's investments and their cost, and reflects the gains (losses) that would be realized if the fund were to sell all of its investments at their statement-date values.

Statement of Operations

The Statement of Operations summarizes the fund's investment income earned and expenses incurred in operating the fund. Investment income includes dividends earned from stocks and interest earned from interest-bearing securities in the fund. Expenses incurred in operating the fund include the advisory fee paid to the investment advisor, administrative services fees, distribution plan expenses (if applicable), transfer agent fees, shareholder servicing expenses, custodial, legal, and audit fees, and the printing and postage expenses related to shareholder reports. Expense offsets (fees paid indirectly) are also shown. Credits earned from offset arrangements are used to reduce the fund's expenses. This statement also shows net gains (losses) realized on the sale of investments and the increase or decrease in the unrealized appreciation (depreciation) on investments held during the period.

Statement of Changes in Net Assets

The Statement of Changes in Net Assets shows how the fund's total net assets changed during the two most recent reporting periods. Changes in the fund's net assets are attributable to investment operations, distributions and capital share transactions.

The Operations section of the report summarizes information detailed in the Statement of Operations. The Distribution section shows the dividend and capital gain distributions made to shareholders. The amounts shown as distributions in this section may not match the net investment income and realized gains amounts shown in the Operations section because distributions are determined on a tax basis and certain investments or transactions may be treated differently for financial statement and tax purposes. The Capital Share Transactions section shows the amount shareholders invested in the fund, either by purchasing shares or by reinvesting distributions, and the amounts redeemed. The corresponding numbers of shares issued, reinvested and redeemed are shown at the end of the report.

Financial Highlights

The Financial Highlights table provides a per-share breakdown per class of the components that affect the fund's net asset value for current and past reporting periods. The table provides total return, total distributions, expense ratios, portfolio turnover and net assets for the applicable period. Total return is a measure of a fund's performance that encompasses all elements of return: dividends, capital gain distributions and changes in net asset value. Total return is the change in value of an investment over a given period, assuming reinvestment of any dividends and capital gain distributions, expressed as a percentage of the initial investment. Total distributions include distributions from net investment income and net realized gains. Long-term gains are earned on securities held in the fund more than one year. Short-term gains, on the sale of securities held less than one year, are treated as ordinary dividend income for tax purposes. The expense ratio is a fund's cost of doing business, expressed as a percentage of net assets. These expenses directly reduce returns to shareholders. Portfolio turnover measures the trading activity in a fund's investment portfolio -- how often securities are bought and sold by a fund. Portfolio turnover is affected by market conditions, changes in the size of the fund, the nature of the fund's investments and the investment style of the portfolio manager.

Proxy Voting

The Proxy Voting Guidelines of the Calvert Funds that the Fund uses to determine how to vote proxies relating to portfolio securities are provided as an Appendix to the Fund's Statement of Additional Information. The Statement of Additional Information can be obtained free of charge by calling the Fund at 1-800-368-2745, by visiting the Calvert website at www.calvert.com; or by visiting the SEC's website at www.sec.gov.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund's website at www.calvert.com and on the SEC's website at www.sec.gov.

Availability of Quarterly Portfolio holdings

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund's Form N-Q is available on the SEC's website at www.sec.gov. The Fund's Form N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC;  information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Basis for Board's Approval of Investment Advisory Contract

At a meeting held on December 5, 2007, the Board of Trustees, and by a separate vote, the disinterested Trustees, approved the continuance of the Investment Advisory Agreement between the Trust and the Advisor with respect to the Fund.

In evaluating the Investment Advisory Agreement, the Board considered a variety of information relating to the Fund and the Advisor. The disinterested Trustees reviewed a report prepared by the Advisor regarding various services provided to the Fund by the Advisor and its affiliates. Such report included, among other data, information regarding the Advisor's personnel and the Advisor's revenue and cost of providing services to the Fund, and a separate report prepared by an independent third party, which provided a statistical analysis comparing the Fund's investment performance, expenses, and fees to comparable mutual funds.

The disinterested Trustees were separately represented by independent legal counsel with respect to their consideration of the reapproval of the Investment Advisory Agreement. Prior to voting, the disinterested Trustees reviewed the proposed continuance of the Investment Advisory Agreement with management and also met in private sessions with their counsel at which no representatives of management were present.

In the course of its deliberations regarding the Investment Advisory Agreement, the Board considered the following factors, among others: the nature, extent and quality of the services provided by the Advisor, including the personnel providing such services; the Advisor's financial condition; the level and method of computing the Fund's advisory fee; comparative performance, fee and expense information for the Fund; the profitability of the Calvert Group of Funds to the Advisor; the direct and indirect benefits, if any, derived by the Advisor from its relationship with the Fund; the effect of the Fund's growth and size on the Fund's performance and expenses; the affiliated distributor's process for monitoring sales load breakpoints; the Advisor's compliance programs and policies; the Advisor's performance of substantially similar duties for other funds; and any possible conflicts of interest.

In considering the nature, extent and quality of the services provided by the Advisor under the Investment Advisory Agreement, the Board reviewed information provided by the Advisor relating to its operations and personnel, including, among other information, biographical information on the Advisor's investment, supervisory and professional staff and descriptions of its organizational and management structure. The Board also took into account similar information provided periodically throughout the previous year by the Advisor as well as the Board's familiarity with management through Board of Trustees' meetings, discussions and other reports. The Board considered the Advisor's management style and its performance in employing its investment strategies, as well as its current level of staffing and overall resources. The Advisor's administrative capabilities, including its ability to supervise the other service providers for the Fund, were also considered. The Board concluded that it was satisfied with the nature, extent and quality of services provided to the Fund by the Advisor under the Investment Advisory Agreement.

In considering the Fund's performance, the Board noted that it reviewed on a quarterly basis detailed information about the Fund's performance results, portfolio composition and investment strategies. The Board also reviewed various comparative data provided to it in connection with its consideration of the renewal of the Investment Advisory Agreement, including, among other information, a comparison of the Fund's total return with its Lipper index and with that of other mutual funds deemed to be in its peer group by an independent third party in its report. This comparison indicated that for the one-, three- and five-year annualized periods ended June 30, 2007, the Fund's performance was above the median of its peer group. The Fund outperformed its Lipper index for the same one-, three- and five-year annualized periods. The Board noted the Fund's strong performance. Based upon its review, the Board concluded that the Fund's performance was satisfactory.

In considering the Fund's fees and expenses, the Board compared the Fund's fees and total expense ratio with various comparative data for the funds in its peer group. Among other findings, the data indicated that the Fund's advisory fee (after taking into account waivers and reimbursements) was below the median of its peer group and that total expenses (net of waivers and reimbursements) were above the median of its peer group. The Board took into account the Advisor's current undertaking to maintain expense limitations for the Fund. Based upon its review, the Board determined that the advisory fee was reasonable in view of the high quality of services received by the Fund from the Advisor, the Fund's performance and the other factors considered.

The Board reviewed the Advisor's profitability on a portfolio-by-portfolio basis. In reviewing the overall profitability of the advisory fee to the Fund's Advisor, the Board also considered the fact that affiliates of the Advisor provided shareholder servicing and administrative services to the Fund for which they received compensation. The information considered by the Board included Calvert's operating profit margin information both before and after tax expenses with respect to the services that the Advisor and its affiliates provided to the Calvert Group of Funds complex. The Board reviewed the profitability of the Advisor's relationship with the Fund in terms of the total amount of annual advisory fees it received with respect to the Fund and whether the Advisor had the financial wherewithal to continue to provide a high level of services to the Fund. The Board also noted the Advisor's current undertaking to maintain expense limitations for the Fund's Class A and Class I shares. The Board also noted that the Advisor reimbursed expenses of the Fund. The Board also considered that the Advisor derived benefits to its reputation and other indirect benefits from its relationship with the Fund. Based upon its review, the Board concluded that the Advisor's level of profitability from its relationship with the Fund was reasonable.

The Board considered the effect of the Fund's growth and size on its performance and fees. The Board noted that management was proposing adding a breakpoint to the advisory fee. The Board also noted that if the Fund's assets increased over time, the Fund might realize other economies of scale if assets increased proportionally more than certain other expenses.

In reapproving the Investment Advisory Agreement, the Board, including the disinterested Trustees, did not identify any single factor as controlling, and each Trustee attributed different weight to various factors.

Conclusions

The Board reached the following conclusions regarding the Investment Advisory Agreement, among others: (a) the Advisor has demonstrated that it possessed the capability and resources to perform the duties required of it under the Investment Advisory Agreement; (b) the Advisor maintains appropriate compliance programs; (c) performance of the Fund is satisfactory relative to the performance of funds with similar investment objectives and to relevant indices; (d) the Advisor is likely to execute its investment strategies consistently over time; and (e) the Fund's advisory fee is reasonable relative to those of similar funds and to the services to be provided by the Advisor. Based on its conclusions, the Board determined that reapproval of the Investment Advisory Agreement would be in the best interests of the Fund and its shareholders.

Calvert Short Duration Income Fund

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(24 hours, 7 days a week)
800-368-2745

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Branch Office
4550 Montgomery Avenue
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Registered, Certified
or Overnight Mail
Calvert Group
c/o BFDS
330 West 9th Street
Kansas City, MO 64105

Web Site
http://www.calvert.com

Note: The information on our website is not incorporated by reference into this report; our website address is included as an inactive textual reference only.

Principal Underwriter
Calvert Distributors, Inc.
4550 Montgomery Avenue
Suite 1000 North
Bethesda, Maryland 20814

This report is intended to provide fund information to shareholders. It is not authorized for distribution to prospective investors unless preceded or accompanied by a prospectus.

Calvert's Family of Funds

Tax-Exempt Money Market Funds
CTFR Money Market Portfolio

Taxable Money Market Funds
First Government Money Market Fund
CSIF Money Market Portfolio

Balanced Fund
CSIF Balanced Portfolio

Municipal Funds
CTFR Limited-Term Portfolio
CTFR Long-Term Portfolio
CTFR Vermont Municipal Portfolio
National Muni. Intermediate Fund

Taxable Bond Funds
CSIF Bond Portfolio
Income Fund
Short Duration Income Fund
Long-Term Income Fund
Ultra-Short Floating Income Fund

Equity Funds
CSIF Enhanced Equity Portfolio
CSIF Equity Portfolio
Calvert Large Cap Growth Fund
Capital Accumulation Fund
CWV International Equity Fund
New Vision Small Cap Fund
Calvert Social Index Fund
Calvert Small Cap Value Fund
Calvert Mid Cap Value Fund
Calvert Global Alternative Energy Fund
Calvert International Opportunities Fund

Balanced and Asset Allocation Funds
CSIF Balanced Portfolio
Calvert Conservative Allocation Fund
Calvert Moderate Allocation Fund
Calvert Aggressive Allocation Fund

printed on recycled paper using soy-based inks


Calvert
Investments that make a difference®

March 31, 2008

Semi-Annual Report

Calvert Long-Term
Income Fund

Calvert
Investments that make a difference®

A UNIFI Company

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President's Letter
1

Portfolio Management Discussion
4

Shareholder Expense Example
7

Schedule of Investments
9

Statement of Assets and Liabilities
16

Statement of Operations
17

Statements of Changes in Net Assets
18

Notes to Financial Statements
19

Financial Highlights
24

Explanation of Financial Tables
26

Proxy Voting and Availability of Quarterly Portfolio Holdings
28

Basis for Board's Approval of Investment Advisory Contract
28

Dear Shareholder:

The six months ended March 31, 2008 featured turmoil in the financial markets that was almost unprecedented at times. Investors continued to be spooked by the credit crunch, worries about an economic slowdown or recession, and oil prices that exceeded $110 per barrel. This volatility had its roots in the fixed-income markets, where fears about the value of securities linked to subprime mortgages spread throughout the bond market and beyond, even affecting the values of securities with no direct connection to subprime mortgages. Notably, Calvert's taxable bond funds weathered the market turmoil well as a result of our emphasis on holding higher-quality securities and our general avoidance of most holdings that were directly related to subprime mortgages. However, the indirect effects of the subprime mortgage problems impacted our fixed-income funds through their holdings of securities issued by financial companies.

By the numbers, the Lehman U.S. Credit Index, a common benchmark for the entire U.S. bond market, returned 2.63% from October 1, 2007 through March 31, 2008. The credit crisis also affected previously staid debt sectors, including auction-rate securities and municipal bonds. At the beginning of 2008, worries about the ability of bond insurers to meet their obligations on payment of principal and interest in the event of default on the municipal debt that they insure drove municipal yields sharply higher. The market was further roiled by liquidity problems in auction rate securities, a sector that had previously been viewed as having characteristics almost like cash.

Fed Takes Aggressive Action

The Federal Reserve (Fed) has taken a nearly unprecedented series of actions to stabilize the financial markets and reassure investors. The Fed moved aggressively to add liquidity to the financial system and reduced its target federal funds rate by a total of 2.5 percentage points.

In March, it boldly moved to stem the rising panic in the credit markets by increasing the size of its lending program for commercial banks and changing the length and terms of the loans. The Fed also allowed investment banks to borrow directly from the central bank and started accepting hard-to-sell mortgage-backed securities as collateral. When JPMorgan Chase swooped in to rescue Bear Stearns at the bargain basement price of $2 per share (later raised to $10), the Fed agreed to backstop up to $30 billion of Bear Stearns' illiquid holdings. Although some say that the Fed essentially bailed out Bear Stearns and other financial firms from their overly aggressive risk-taking, the Fed's actions did prove effective, stabilizing the financial system and providing some confidence to investors.

Lipper Awards

As a result of our experienced, professional team of portfolio managers and credit analysts, Calvert's taxable bond funds have steered a steady course through the considerable market turbulence. Our portfolio management team largely avoided investing in securities that are directly related to subprime mortgages as we maintained our focus on fundamental credit research and buying only bonds that represent significant value.

As evidence of our ongoing success and expertise in the fixed income arena, three of Calvert's taxable bond funds--Calvert Social Investment Fund (CSIF) Bond Portfolio, Calvert Income Fund, and Calvert Long-Term Income Fund--received 2008 Lipper Awards as a result of their consistently high risk-adjusted returns.1 In fact, this is the fourth time in the last five years that CSIF Bond Portfolio (Class I shares) has won the Lipper Award for the three-year period. All of us at Calvert are extremely proud of these awards and of our taxable fixed-income management team led by Senior Vice President Greg Habeeb.

Maintain a Long-Term View

The financial markets will probably continue to be volatile for at least the next few months, so it's important that you maintain a long-term view in terms of your investments and not get swept up in the day-to-day fluctuations in the market. Your financial advisor is an excellent source of guidance, so please continue to consult with him or her about your investment plan.

As always, thank you for your continued confidence in Calvert's investment products.

Sincerely,

Barbara J. Krumsiek
President and CEO
Calvert Group, Ltd.
April 2008

1. This is the fourth time in the last five years that the Calvert Social Investment Fund Bond Portfolio Class I Shares has won the Lipper Award for consistent risk-adjusted return for the three-year period. For the three-year periods ended December 31, 2003, 2005, 2006, and 2007, the Class I Shares of the Portfolio were chosen from among 154, 152, 150, and 144 funds, respectively.

Lipper Fund Awards are granted annually to the funds in each Lipper classification that achieve the highest score for Consistent Return, a measure of funds' historical risk-adjusted returns, measured in local currency, relative to peers.

Funds registered for sale in a given country are selected, and then scores for Consistent Return are computed for all Lipper global classifications with five or more distinct portfolios. The scores are subject to change every month and are calculated for the following periods: three-year, five-year, 10-year, and overall. The highest 20% of funds in each classification are named Lipper Leaders for Consistent Return. The highest Lipper Leader for Consistent Return within each eligible classification determines the fund classification winner over three, five, or 10 years. Source: Lipper, Inc.

The Calvert Social Investment Fund Bond Portfolio Class I Shares (CBDIX) ranked #1 (out of 128 funds) in the Corporate Debt Funds A Rated classification for the five-year period ended December 31, 2007.

The Calvert Social Investment Fund Bond Portfolio Class A Shares (CSIBX) ranked #1 (out of 58 funds) in the Corporate Debt Funds A Rated classification for the 10-year period ended December 31, 2007.

The Calvert Income Fund Class A Shares (CFICX) ranked #1 (out of 48 funds) in the Corporate Debt Funds BBB-Rated classification for the 10-year period ended December 31, 2007.

The Calvert Income Fund Class I Shares (CINCX) ranked #1 (out of 100 funds) in the Corporate Debt Funds BBB-Rated classification for the five-year period ended December 31, 2007.

The Calvert Long-Term Income Fund Class A Shares (CLDAX) ranked #1 (out of 117 funds) in the Corporate Debt Funds BBB-Rated classification for the three-year period ended December 31, 2007.

For more information on any Calvert fund, please contact Calvert at 800.368.2748 for a free prospectus. An investor should consider the investment objectives, risks, charges, and expenses of an investment carefully before investing. The prospectus contains this and other information. Read it carefully before you invest or send money. Bond funds are subject to interest rate risk. When interest rates rise, the value of fixed-income securities will generally fall. Conversely, a drop in interest rates will generally cause an increase in the value of fixed-income securities.

Calvert mutual funds are underwritten and distributed by Calvert Distributors, Inc., member FINRA, a subsidiary of Calvert Group, Ltd.

Portfolio Management Discussion

Gregory Habeeb
Senior Portfolio Manager of Calvert Asset Management Company

Performance

Calvert Long-Term Income Fund Class A shares (at NAV) returned 5.86% for the six-month reporting period ended March 31, 2008, outperforming the benchmark Lehman Long U.S. Credit Index, which returned 0.16%. An overweight to Treasury securities drove the Fund's outperformance.

Investment Climate

The six-month period ended March 31, 2008 was one of the most memorable periods in the history of the bond market. During the first three months, the collapse of the U.S. subprime mortgage market spurred a severe liquidity crunch that was acutely felt in U.S., European, and United Kingdom money markets. Extensive cooperation between the Federal Reserve (Fed) and European central banks pumped enough liquidity back into the system to restore calm by the end of 2007.

However, issues with the financial stability of bond insurers arose in January and roiled the typically staid municipal bond market. By early March, the crisis had escalated into a broad sell-off of even the most creditworthy securities into an already weak market. In response, the Fed made a series of historically significant policy announcements--such as allowing investment banks to borrow directly from the Fed and agreeing to finance $30 billion of Bear Stearns' most illiquid assets so the company could be sold--which calmed the turmoil by the end of March.

Throughout the period, economic growth slowed while inflation remained steady. A series of cuts over the six-month period reduced the target federal funds rate from 4.75% to 2.25%. As a result of a flight to quality amid market turmoil, the three-month Treasury bill yield dropped from 3.82% to 1.38% while the 10-year Treasury bond yield fell from 4.59% to 3.45%. However, the extremely difficult market conditions sent municipal and corporate bond yields higher.1

Portfolio Statistics
March 31, 2008

Investment Performance
(total return at NAV*)
	6 Months Ended 3/31/08	12 Months Ended 3/31/08
Class A	5.86%	8.60%
Lehman Long U.S. Credit Index**	0.16%	0.56%
Lipper Corp Debt Funds BBB Rated Average	1.57%	2.89%

Maturity Schedule
	Weighted Average
	3/31/08	9/30/07
	10 years	12 years

SEC Yield
	30 days ended
	3/31/08	9/30/07
	4.27%	4.16%

Economic Sectors	% of total investments
Asset Backed Securities	5.2%
Banks	8.7%
Brokerages	1.9%
Financial Services	1.6%
Financials	0.6%
Industrial	11.3%
Industrial - Finance	3.9%
Municipal Obligations	13.5%
Real Estate Investment Trusts	1.3%
Special Purpose	7.2%
Transportation	1.4%
U.S. Government Agency Obligations	26.2%
U.S. Treasury	15.6%
Utility	1.6%
Total	100%

*Investment performance/return at NAV does not reflect the deduction of the Fund's maximum 3.75% front-end sales charge or any deferred sales charge.

**Source: Lipper Analytical Services, Inc.

Portfolio Strategy

Going into the period, the Fund had a 24% allocation to Treasury securities, which was the best-performing bond market sector during the period. Also, our yield curve strategies offset the drag caused by the Fund's significantly shorter duration relative to the benchmark index,2 as yields of short-term Treasuries fell far more than those of long-term Treasury bonds during a flight to quality among market turmoil.3 (Duration measures a portfolio's sensitivity to changes in interest rates. The longer the duration, the greater the price move relative to interest-rate movements.)

We began taking advantage of falling corporate bond prices to gradually increase the Fund's holdings in this area. However, these moves proved to be premature, as the difference between yields on corporate bonds and U.S. Treasury bonds continued to widen, hurting performance.

Outlook

Market anxiety appears to have crested in March, though neither the credit markets nor the economy are out of the woods. Credit markets need to stabilize and better flow, something we expect to see over the remainder of 2008. By mid-2008, however, credit markets will have been under severe stress for a year. As a result, economic growth may remain sub-par for a protracted period.

The good news is that recent turmoil in the bond market has beaten down the prices of bonds in most sectors, including corporate debt and asset-backed securities, so we may continue to opportunistically add to our corporate bond holdings in the months ahead.

April 2008

1 The yield on the Bond Buyer 20 Index of state and local general obligation bonds rose 0.48 percentage points and the yield on the Moody's Baa-rated corporate bond index increased 0.31 percentage points between September 30, 2007 and March 31, 2008.

2 The Fund's duration was 6.20 years versus 11.57 years for the Index as of September 30, 2007.

3 Yields of two-year Treasury notes fell 2.42 percentage points while yields of thirty-year Treasury bonds fell 0.49 percentage points during the period.

Portfolio Statistics
March 31, 2008

Average Annual Total Returns
(with max. load)
Class A
One Year	4.50%
Since Inception	5.43%
(12/31/04)

Performance Comparison
Comparison of change in value of $10,000 investment

Average annual total returns in the Portfolio Statistics above and the Performance Comparison line graph are with maximum load deducted -- they assume reinvestment of dividends and reflect the deduction of the Fund's Class A maximum front-end sales charge of 3.75%. No sales charge has been applied to the indices used for comparison. However, the Lipper average does reflect the deduction of the category's average front-end sales charge. The value of an investment in Class A shares is plotted in the line graph. The value of an investment in another Class of shares would be different. The graph and table do not reflect the deduction of taxes that a shareholder would pay on the Fund's distributions or the redemption of Fund shares. Past performance is no guarantee of future results.

*Source: Lipper Analytical Services, Inc.

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) and redemption fees and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (October 1, 2007 to March 31, 2008).

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 10/1/07	Ending Account Value 3/31/08	Expenses Paid During Period* 10/1/07 - 3/31/08
Actual	$1,000.00	$1,058.60	$6.43
Hypothetical	$1,000.00	$1,018.75	$6.31
(5% return per year before expenses)

* Expenses are equal to the Fund's annualized expense ratio of 1.25%, multiplied by the average account value over the period, multiplied by 183/366.

Schedule of Investments
March 31, 2008
	Principal
Asset Backed Securities - 4.8%	Amount	Value
AmeriCredit Automobile Receivables Trust:
4.05%, 2/6/10	$74,166	$74,184
4.47%, 5/6/10	151,022	151,192
Capital Auto Receivables Asset Trust, 5.22%, 11/16/09	36,656	36,741
Capital One Auto Finance Trust, 5.33%, 11/15/10	79,510	79,953
Discover Card Master Trust, 4.086%, 9/17/12 (r)	100,000	100,099
GE Dealer Floorplan Master Note Trust, 3.124%, 4/20/11 (r)	75,000	73,962
GS Auto Loan Trust, 2.65%, 5/16/11	10,011	10,007
Household Automotive Trust, 3.93%, 7/18/11	52,580	52,618
WFS Financial Owner Trust:
3.60%, 2/17/12	88,745	88,640
3.93%, 2/17/12	266,565	266,793

Total Asset Backed Securities (Cost $928,207)		934,189

Collateralized Mortgage-Backed
Obligations (privately originated) - 0.0%
Impac CMB Trust, 3.869%, 5/25/35 (b)(r)	2,788	2,220

Total Collateralized Mortgage-Backed Obligations
(privately originated) (Cost $2,788)		2,220

Corporate Bonds - 36.0%
Alliance Mortgage Investments, 12.61%, 6/1/10 (b)(r)(x)	4,817	-
APL Ltd., 8.00%, 1/15/24	30,000	28,350
Army Hawaii Family Housing, 5.524%, 6/15/50 (e)	100,000	88,643
Asian Development Bank, 6.22%, 8/15/27	30,000	34,973
Atlantic Marine Corp. Communities LLC, 6.158%, 12/1/51 (b)(e)	60,000	55,818
Atlantic Mutual Insurance Co., 8.15%, 2/15/28 (e)(p)*	30,000	6,000
Autopista del Maipo Sociedad, 7.373%, 6/15/22 (e)	25,000	30,212
BAC Capital Trust XV, 3.876%, 6/1/56 (r)	100,000	73,725
BAE Systems Asset Trust, 6.664%, 9/15/13 (e)	90,184	95,032
Bank of America Corp., 8.00% to 1/30/18, floating rate thereafter
to 12/29/49 (r)	120,000	120,144
Bayview Research Center Finance Trust, 6.33%, 1/15/37 (e)	50,000	52,000
Bear Stearns Co's, Inc.:
3.456%, 4/29/08 (r)	190,000	189,212
2.786%, 3/30/09 (r)	40,000	38,015
3.964%, 10/28/14 (r)	30,000	21,440
BNSF Funding Trust I, 6.613% to 1/15/26, floating rate thereafter
to 12/15/55 (r)	250,000	231,013
Burlington Northern Santa Fe Corp., 7.29%, 6/1/36	10,000	10,896
C8 Capital SPV Ltd., 6.64% to 12/31/14, floating rate thereafter to
12/31/49 (e)(r)	45,000	41,459

	Principal
Corporate Bonds - Cont'd	Amount	Value
C10 Capital SPV Ltd., 6.722% to 12/31/16, floating rate thereafter
to 12/31/49 (e)(r)	$30,000	$27,723
Camp Pendleton & Quantico Housing LLC, 5.937%, 10/1/43 (e)	50,000	50,979
Cargill, Inc, 5.144%, 1/21/11 (e)(r)	70,000	69,771
Chesapeake Energy Corp., 6.50%, 8/15/17	50,000	48,125
CIT Group, Inc.:
3.303%, 5/23/08 (r)	50,000	48,875
6.10% to 3/15/17, floating rate thereafter to 3/15/67 (r)	55,000	25,575
Citigroup Capital XXI, 8.30% to 12/21/37, floating rate thereafter
to 12/21/57 (r)	195,000	193,136
Citigroup, Inc., 6.875%, 3/5/38	55,000	54,852
Compass Bancshares, Inc., 5.143%, 10/9/09 (e)(r)	100,000	99,434
Credit Agricole SA, 6.637% to 5/31/17, floating rate thereafter
to 5/31/49 (e)(r)	390,000	302,109
Discover Financial Services, 6.45%, 6/12/17 (e)	100,000	91,071
Enterprise Products Operating LP:
8.375% to 8/1/16, floating rate thereafter to 8/1/66 (r)	30,000	28,846
7.034% to 1/15/18, floating rate thereafter to 1/15/68 (r)	220,000	180,673
Fisher Scientific International, Inc., 6.125%, 7/1/15	60,000	59,705
FMG Finance Pty Ltd.:
7.076%, 9/1/11 (e)(r)	145,000	140,288
10.00%, 9/1/13 (e)	75,000	80,625
Ford Motor Credit Co. LLC:
6.625%, 6/16/08	15,000	14,925
8.708%, 4/15/12 (r)	175,000	163,637
Fort Knox Military Housing, 5.915%, 2/15/52 (e)	130,000	119,378
Giants Stadium LLC, 13.50%, 4/1/29 (e)(r)	250,000	250,000
Glitnir Banki HF:
4.154%, 4/20/10 (e)(r)	75,000	61,894
6.693% to 6/15/11, floating rate thereafter to 6/15/16 (e)(r)	150,000	114,606
GMAC LLC:
5.125%, 5/9/08	150,000	149,063
3.749%, 9/23/08 (r)	245,000	231,530
4.315%, 5/15/09 (r)	155,000	134,847
Great River Energy, 6.254%, 7/1/38 (e)	100,000	102,684
HBOS plc, 6.657% to 5/21/37, floating rate thereafter
to 5/21/49 (e)(r)	30,000	21,434
Health Care Property Investors, Inc., 3.25%, 9/15/08 (r)	150,000	146,654
Hewlett-Packard Co., 3.476%, 9/3/09 (r)	70,000	70,045
Ingersoll-Rand Co. Ltd.:
6.391%, 11/15/27	40,000	43,158
6.23%, 11/19/27	15,000	16,330
6.015%, 2/15/28	25,000	26,276
Irwin Land LLC:
5.03%, 12/15/25 (e)	25,000	22,313
5.40%, 12/15/47 (e)	125,000	105,199
Jersey Central Power & Light Co., 5.625%, 5/1/16	15,000	14,756
JPMorgan Chase & Co., 4.394%, 1/22/10 (r)	50,000	49,766
Land O'Lakes Capital Trust I, 7.45%, 3/15/28 (e)	100,000	87,500
LL & P Wind Energy, Inc. Washington Revenue Bonds, 6.192%,
12/1/27	100,000	102,773
Massachusetts Institute of Technology, 7.25%, 11/2/96	25,000	33,513
McGuire Air Force Base Military Housing Project, 5.611%, 9/15/51 (e)	30,000	26,666

	Principal
Corporate Bonds - Cont'd	Amount	Value
Morgan Stanley:
4.348%, 1/15/10 (r)	$30,000	$28,919
4.538%, 1/15/10 (r)	60,000	58,350
NationsBank Cap Trust III, 4.808%, 1/15/27 (r)	65,000	49,952
Nationwide Health Properties, Inc.:
6.90%, 10/1/37	40,000	44,590
6.59%, 7/7/38	30,000	32,755
Noble Group Ltd., 6.625%, 3/17/15 (e)	30,000	25,915
Northrop Grumman Space & Mission Systems Corp., 6.32%, 5/27/08	25,000	25,127
NPS LLC, 9.80%, 12/28/16 (e)(r)	100,000	100,000
Ohana Military Communities LLC:
5.675%, 10/1/26 (e)	70,000	67,295
6.00%, 10/1/51 (e)	30,000	29,899
Pacific Beacon LLC, 5.638%, 7/15/51 (e)	40,000	35,046
Pedernales Electric Cooperative, 5.952%, 11/15/22 (e)	50,000	53,120
Pioneer Natural Resources Co., 6.65%, 3/15/17	240,000	226,290
Pitney Bowes, Inc., 5.60%, 3/15/18	100,000	100,918
PPL Montana LLC, 8.903%, 7/2/20	24,517	28,401
Puget Sound Energy, Inc., 7.02%, 12/1/27	25,000	25,630
Redstone Arsenal Military Housing, 5.45%, 9/1/26 (e)	25,000	26,586
Residential Capital LLC, 3.49%, 6/9/08 (r)	155,000	122,450
Rochester Gas & Electric Corp., 6.375%, 9/1/33	10,000	9,681
Royal Bank of Scotland Group plc, 7.64% to 9/30/12, floating rate
thereafter to 3/31/49 (b)(r)	105,000	90,425
SABMiller plc, 5.029%, 7/1/09 (e)(r)	60,000	60,152
Skyway Concession Co. LLC, 2.976%, 6/30/17 (e)(r)	100,000	88,629
Southern California Edison Co., 5.75%, 4/1/35	10,000	9,778
SouthTrust Bank, 6.565%, 12/15/27	120,000	121,167
SunTrust Bank, 7.25%, 3/15/18	100,000	100,853
TEPPCO Partners LP, 7.00% to 6/1/17, floating thereafter
to 6/1/67 (r)	50,000	42,842
Toll Road Investors Partnership II LP, Zero Coupon:
2/15/18 (e)	100,000	62,274
2/15/28 (e)	135,000	43,641
2/15/31 (e)	196,000	53,427
2/15/43 (b)(e)	750,000	136,875
2/15/45 (e)	357,257	52,306
Verizon North, Inc., 5.634%, 1/1/21 (e)	15,000	14,682
Verizon Pennsylvania, Inc., 8.35%, 12/15/30	30,000	34,811
Wachovia Corp., 7.98% to 3/15/18, floating rate thereafter
to 2/28/49 (r)	75,000	73,031
Wells Fargo Bank:
6.584%, 9/1/27 (e)	100,000	103,718
6.734%, 9/1/47 (e)	100,000	104,775
Windsor Petroleum Transport Corp, 7.84%, 1/15/21 (e)	30,000	34,936

Total Corporate Bonds (Cost $7,296,119)		7,046,912

	Principal
Taxable Municipal Obligations - 11.9%	Amount	Value
Adams-Friendship Area Wisconsin School District GO Bonds,
5.47%, 3/1/18	$30,000	$31,667
Alabaster Alabama GO Bonds, 5.45%, 4/1/21	25,000	25,333
Anaheim California Redevelopment Agency Tax Allocation Bonds,
6.506%, 2/1/31	125,000	129,005
Baltimore Maryland General Revenue Bonds, 5.27%, 7/1/18	30,000	30,590
California Statewide Communities Development Authority Revenue
Bonds, 5.61%, 8/1/14	30,000	32,584
Camarillo California Community Development Commission Tax
Allocation Bonds, 5.78%, 9/1/26	30,000	28,849
Commonwealth Pennsylvania Financing Authority Revenue Bonds,
5.631%, 6/1/23	30,000	32,845
Cook County Illinois School District GO Bonds, Zero Coupon,
12/1/24	25,000	8,678
East Lansing Michigan GO Bonds, 5.00%, 4/1/14	85,000	89,727
Ewing Township New Jersey School District GO Bonds, 4.80%,
5/1/16	10,000	10,358
Fairfield California PO Revenue Bonds:
5.22%, 6/1/20	15,000	15,115
5.34%, 6/1/25	15,000	14,271
Florida State First Governmental Financing Commission Revenue
Bonds, 5.30%, 7/1/19	25,000	25,313
Fort Wayne Indiana Redevelopment District Revenue Bonds,
5.24%, 6/1/21	25,000	25,208
Grant County Washington Public Utility District No. 2
Revenue Bonds:
5.29%, 1/1/20	25,000	25,218
5.48%, 1/1/21	10,000	10,453
Hammonton New Jersey GO Bonds, 5.90%, 3/1/18	15,000	15,888
Howell Township New Jersey School District GO Bonds, 5.30%,
7/15/19	25,000	26,119
Illinois State MFH Development Authority Revenue Bonds,
6.537%, 1/1/33	70,000	68,621
Indiana State Bond Bank Revenue Bonds, 6.01%, 7/15/21	50,000	53,564
Jackson & Williamson Counties Illinois Community High School
District GO Bonds, Zero Coupon, 12/1/21	180,000	80,998
Kansas City Missouri Airport Revenue Bonds, 5.125%, 9/1/17	15,000	15,027
Kaukauna Wisconsin School District GO Revenue Bonds, 5.07%,
3/1/09	125,000	126,517
Kern County California PO Revenue Bonds, Zero Coupon, 8/15/20	125,000	60,982
King County Washington Housing Authority Revenue Bonds,
6.375%, 12/31/46	50,000	51,726
La Mesa California COPs, 6.32%, 8/1/26	30,000	31,197
Lancaster Pennsylvania Parking Authority Revenue Bonds, 5.95%,
12/1/25	50,000	50,397
Leland Stanford Jr. University California Revenue Bonds, 6.875%,
2/1/24	100,000	118,271
Linden New Jersey GO Revenue Bonds, 5.63%, 4/1/21	60,000	62,496
Metropolitan Washington DC Airport Authority System Revenue
Bonds, 5.69%, 10/1/30	15,000	14,430
Nashville & Davidson County Tennessee Water & Sewage Revenue
Bonds, 4.74%, 1/1/15	80,000	83,333

	Principal
Taxable Municipal Obligations - Cont'd	Amount	Value
Mississippi State Development Bank SO Revenue Bonds, 5.60%,
1/1/26	$30,000	$28,919
Montgomery Alabama GO Bonds, 4.94%, 4/1/17	10,000	10,180
Moreno Valley California Public Financing Authority Revenue
Bonds, 5.549%, 5/1/27	50,000	48,114
Nevada State Department of Business & Industry Lease Revenue
Bonds, 5.87%, 6/1/27	50,000	50,136
New York City IDA Revenue Bonds, 6.027%, 1/1/46	30,000	30,342
Oakland California PO Revenue Bonds, Zero Coupon, 12/15/20	120,000	57,564
Oakland California Redevelopment Agency Tax Allocation Bonds,
5.411%, 9/1/21	30,000	30,580
Orange County California PO Revenue Bonds, Zero Coupon, 9/1/14	95,000	72,774
Oregon State Local Governments GO Bonds, Zero Coupon, 6/1/18	100,000	59,374
Oregon State School Boards Association GO Bonds, Zero Coupon:
6/30/16	25,000	17,015
6/30/18	30,000	17,719
Philadelphia Pennsylvania IDA Revenue Bonds, Zero Coupon, 4/15/20	25,000	12,190
Philadelphia Pennsylvania School District GO Bonds, 5.09%, 7/1/20	10,000	10,286
Redlands California PO Revenue Bonds, Zero Coupon:
8/1/27	250,000	76,045
8/1/28	175,000	49,957
San Bernardino California Joint Powers Financing Authority Tax
Allocation Bonds, 5.625%, 5/1/16	40,000	42,125
San Jose California Redevelopment Agency Tax Allocation Bonds,
5.10%, 8/1/20	15,000	14,850
Santa Cruz County California Redevelopment Agency Tax Allocation
Revenue Bonds, 5.50%, 9/1/20	40,000	40,877
Schenectady New York Metroplex Development Authority Revenue
Bonds, 5.36%, 8/1/16	40,000	42,506
St. Paul Minnesota Sales Tax Revenue Bonds, 6.125%, 11/1/25	50,000	50,702
Thorp Wisconsin School District GO Bonds, 6.15%, 4/1/26	40,000	41,770
Thousand Oaks California Redevelopment Agency Tax Allocation
Bonds, 5.25%, 12/1/21	50,000	50,373
Utah State Housing Corp. Military Housing Revenue Bonds:
5.392%, 7/1/50	15,000	13,758
5.442%, 7/1/50	10,000	9,240
Vigo County Indiana Industrial Redevelopment Authority Revenue
Bonds, 5.30%, 2/1/21	15,000	15,071
West Contra Costa California Unified School District COPs,
5.03%, 1/1/20	15,000	14,920
West Covina California Public Financing Authority General Revenue
Bonds, 6.05%, 6/1/26	40,000	40,252

Total Taxable Municipal Obligations (Cost $2,290,296)		2,342,419

U.S. Government Agencies	Principal
and Instrumentalities - 24.0%	Amount	Value
Federal Home Loan Bank Discount Notes, 4/1/08	$4,600,000	$4,600,000
Freddie Mac, 6.00%, 12/15/32	314,250	63,688
New Valley Generation V, 4.929%, 1/15/21	38,730	38,753

Total U.S. Government Agencies and Instrumentalities (Cost $4,705,352)		4,702,441

U.S. Treasury - 14.3%
United States Treasury Bonds:
5.375%, 2/15/31	35,000	40,458
4.75%, 2/15/37	122,000	131,131
5.00%, 5/15/37	114,000	127,466
United States Treasury Notes:
5.125%, 5/15/16	909,000	1,035,266
3.50%, 2/15/18	1,457,000	1,465,651

Total U.S. Treasury (Cost $2,662,758)		2,799,972

Equity Securities - 0.6%	Shares
Conseco, Inc. *	1,712	17,462
Fannie Mae, Series S Preferred	4,000	96,200

Total Equity Securities (Cost $130,993)		113,662

TOTAL INVESTMENTS (Cost $18,016,513) - 91.6%		17,941,815
Other assets and liabilities, net - 8.4%		1,644,504
Net Assets - 100%		$19,586,319

Futures	# of Contracts	Expiration Date	Underlying Face Amount at Value	Unrealized Appreciation (Depreciation)
Purchased:
10 Year U.S. Treasury Notes	18	6/08	$2,141,156	$80,560
U.S. Treasury Bonds	3	6/08	356,391	11,081
Total Purchased				$91,641

* Non-income producing security.

(b) This security was valued by the Board of Trustees. See note A.

(e) Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

(p) The State of New York Insurance Department has prohibited Atlantic Mutual Insurance Co. from making interest payments. This security is no longer accruing interest.

(r) The coupon rate shown on floating or adjustable rate securities represents the rate at period end.

(x) Alliance Bancorp and its affiliates filed for Chapter 7 bankruptcy on July 13, 2007.

This security is no longer accruing interest.

Abbreviations:
COPs: Certificates of Participation	LP: Limited Partnership
GO: General Obligation	MFH: Multi-Family Housing
IDA: Industrial Development Authority	PO: Pension Obligation
LLC: Limited Liability Corporation	SO: Special Obligation

See notes to financial statements.

Statement of Assets and Liabilities
March 31, 2008
Assets
Investments in securities, at value (Cost $18,016,513) - see accompanying schedule	$17,941,815
Cash	242,657
Receivable for securities sold	300,000
Receivable for futures variation margin	5,297
Receivable for shares sold	1,034,926
Interest and dividends receivable	151,814
Other assets	43,359
Total assets	19,719,868

Liabilities
Payable for securities purchased	75,613
Payable for shares redeemed	24,501
Payable to Calvert Asset Management Company, Inc.	9,952
Payable to Calvert Administrative Services Company	4,529
Payable to Calvert Shareholder Services, Inc.	291
Payable to Calvert Distributors, Inc.	3,774
Accrued expenses and other liabilities	14,889
Total liabilities	133,549
Net Assets	$19,586,319

Net Assets Consist of:
Paid-in capital applicable to 1,239,679 shares of beneficial interest, unlimited number of no par shares authorized	$19,257,857
Undistributed net investment income (loss)	(3,130)
Accumulated net realized gain (loss) on investments	314,649
Net unrealized appreciation (depreciation) on investments	16,943
Net Assets	$19,586,319
Net Asset Value Per Share	$15.80

See notes to financial statements.

Statement of Operations
Six Months Ended March 31, 2008
Net Investment Income
Investment Income:
Interest income	$406,363
Dividend income	2,543
Total investment income	408,906

Expenses:
Investment advisory fee	29,217
Administrative fees	21,913
Transfer agency fees and expenses	27,925
Trustees' fees and expenses	531
Distribution plan expenses	18,261
Custodian fees	15,771
Accounting fees	1,194
Registration fees	6,482
Reports to shareholders	1,981
Professional fees	8,960
Miscellaneous	1,023
Total expenses	133,258
Reimbursement from Advisor	(38,096)
Fees paid indirectly	(3,858)
Net expenses	91,304
Net Investment Income	317,602

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments	372,345
Futures	27,118
399,463

Change in unrealized appreciation (depreciation) on:
Investments	(15,635)
Futures	86,541
70,906

Net Realized and Unrealized Gain
(Loss)	470,369

Increase (Decrease) in Net Assets
Resulting From Operations	$787,971

See notes to financial statements.

Statements of Changes in Net Assets
	Six Months Ended	Year Ended
	March 31,	September 30,
Increase (Decrease) in Net Assets	2008	2007
Operations:
Net investment income	$317,602	$378,059
Net realized gain (loss) on investments	399,463	241,495
Change in unrealized appreciation (depreciation)	70,906	(97,835)

Increase (Decrease) in Net Assets
Resulting From Operations	787,971	521,719

Distributions to shareholders from:
Net investment income	(322,035)	(376,887)
Net realized gain	(317,167)	(6,911)
Total distributions	(639,202)	(383,798)

Capital share transactions:
Shares sold	8,592,132	9,659,296
Reinvestment of distributions	574,837	328,859
Redemption fees	325	203
Shares redeemed	(1,868,911)	(2,981,674)
Total capital share transactions	7,298,383	7,006,684

Total Increase (Decrease) in Net Assets	7,447,152	7,144,605

Net Assets
Beginning of period	12,139,167	4,994,562
End of period (including distributions in excess of net investment income of $3,130 and undistributed net investment income of $1,303, respectively)	$19,586,319	$12,139,167

Capital Share Activity
Shares sold	543,973	623,449
Reinvestment of distributions	36,585	21,263
Shares redeemed	(117,940)	(192,786)
Total capital share activity	462,618	451,926

See notes to financial statements.

Notes to Financial Statements

Note A ---- Significant Accounting Policies

General: The Calvert Long-Term Income Fund (the "Fund"), a series of The Calvert Fund, is registered under the Investment Company Act of 1940 as a non-diversified, open-end management investment company. The operations of each series are accounted for separately. The Fund offers Class A shares which are sold with a maximum front-end sales charge of 3.75%.

Security Valuation: Net asset value per share is determined every business day as of the close of the regular session of the New York Stock Exchange (generally 4:00 p.m. Eastern time). The Fund uses independent pricing services approved by the Board of Trustees to value its investments wherever possible. Securities for which market quotations are available are valued at last sale price or official closing price on the primary market or exchange in which they trade. Municipal securities are valued utilizing a matrix system (which considers such factors as security prices, yields, maturities and ratings) furnished by dealers through an independent pricing service. Foreign securities are valued based on quotations from the principal market in which such securities are normally traded. If events occur after the close of the principal market in which foreign securities are traded, and before the Fund's net asset value determination, that are expected to materially affect the value of those securities, then they are valued at their fair value taking these events into account. Short-term notes are stated at amortized cost, which approximates fair value. The Fund may invest in securities whose resale is subject to restrictions. Investments for which market quotations are not available or deemed not reliable are fair valued in good faith under the direction of the Board of Trustees.

In determining fair value, the Board considers all relevant qualitative and quantitative information available. These factors are subject to change over time and are reviewed periodically. The values assigned to fair value investments are based on available information and do not necessarily represent amounts that might ultimately be realized. Further, because of the inherent uncertainty of valuation, those estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and the differences could be material.

At March 31, 2008, securities valued at $285,338, or 1.5% of net assets were fair valued in good faith under the direction of the Board of Trustees.

Repurchase Agreements: The Fund may enter into repurchase agreements with recognized financial institutions or registered broker/dealers and, in all instances, holds underlying securities with a value exceeding the total repurchase price, including accrued interest. Although risk is mitigated by the collateral, the Fund could experience a delay in recovering its value and a possible loss of income or value if the counterparty fails to perform in accordance with the terms of the agreement.

Futures Contracts: The Fund may enter into futures contracts agreeing to buy or sell a financial instrument for a set price at a future date. Initial margin deposits of either cash or securities as required by the broker are made upon entering into the contract. While the contract is open, daily variation margin payments are made to or received from the broker reflecting the daily change in market value of the contract and are recorded for financial reporting purposes as unrealized gains or losses by the Fund. When a futures contract is closed, a realized gain or loss is recorded equal to the difference between the opening and closing value of the contract. The risks associated with entering into futures contracts may include the possible illiquidity of the secondary market which would limit the Fund's ability to close out a futures contract prior to the settlement date, an imperfect correlation between the value of the contracts and the underlying financial instruments, or that the counterparty will fail to perform its obligations under the contracts' terms.

Short Sales: The Fund may use a hedging technique that involves short sales of U.S. Treasury securities for the purposes of managing the duration of the Fund. Any short sales are "covered" with an equivalent amount of high-quality, liquid securities.

Security Transactions and Net Investment Income: Security transactions are accounted for on trade date. Realized gains and losses are recorded on an identified cost basis and may include proceeds from litigation. Dividend income is recorded on the ex-dividend date or, in the case of dividends on certain foreign securities, as soon as the Fund is informed of the ex-dividend date. Withholding taxes on foreign dividends have been provided for in accordance with the Fund's understanding of the applicable country's tax rules and rates. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. Interest income, which includes amortization of premium and accretion of discount on debt securities, is accrued as earned. Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. (See Schedule of Investments footnotes on page 15.) A debt obligation may be removed from non-accrual status when the issuer resumes interest payments or when collectibility of interest is reasonably assured.

Foreign Currency Transactions: The Fund's accounting records are maintained in U.S. dollars. For valuation of assets and liabilities on each date of net asset value determination, foreign denominations are translated into U.S. dollars using the current exchange rate. Security transactions, income and expenses are translated at the prevailing rate of exchange on the date of the event. The effect of changes in foreign exchange rates on securities and foreign currencies is included in the net realized and unrealized gain or loss on securities and foreign currencies.

Distributions to Shareholders: Distributions to shareholders are recorded by the Fund on ex-dividend date. Dividends from net investment income are paid monthly. Distributions from net realized capital gains, if any, are paid at least annually. Distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles; accordingly, periodic reclassifications are made within the Fund's capital accounts to reflect income and gains available for distribution under income tax regulations.

Estimates: The preparation of the financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reported period. Actual results could differ from those estimates.

Redemption Fees: The Fund charges a 2% redemption fee on redemptions, including exchanges, made within 30 days of purchase in the same Fund. The redemption fee is paid to the Class of the Fund from which the redemption is made, and is accounted for as an addition to paid-in capital. The fee is intended to discourage market-timers by ensuring that short-term trading costs are borne by the investors making the transactions and not the shareholders already in the Fund.

Expense Offset Arrangements: The Fund has an arrangement with its custodian bank whereby the custodian's fees may be paid indirectly by credits earned on the Fund's cash on deposit with the bank. These credits are used to reduce the Fund's expenses. Such a deposit arrangement may be an alternative to overnight investments.

Federal Income Taxes: No provision for federal income or excise tax is required since the Fund intends to continue to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable earnings.

New Accounting Pronouncements: In July 2006, the Financial Accounting Standards Board (FASB) issued FASB Interpretation No. 48, "Accounting for Uncertainty in Income Taxes" -- an interpretation of FASB Statement 109 (FIN 48), effective on the last business day of the semi-annual reporting period for fiscal years beginning after December 15, 2006. FIN 48 sets forth a threshold for financial statement recognition, measurement and disclosure of a tax position taken or expected to be taken on a tax return. Management has analyzed the Fund's tax positions taken on federal income tax returns for all open tax years (tax years ended September 30, 2005 -- 2007) for purposes of implementing FIN 48, and has concluded that as of March 31, 2008, no provision for income tax is required in the Fund's financial statements.

In September 2006, the Financial Accounting Standards Board (FASB) issued Statement on Financial Accounting Standards (SFAS) No. 157, "Fair Value Measurements." This standard establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and requires additional disclosures about fair value measurements. SFAS No. 157 applies to fair value measurements already required or permitted by existing standards. SFAS No. 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. The changes to current generally accepted accounting principles from the application of this Statement relate to the definition of fair value, the methods used to measure fair value, and the expanded disclosures about fair value measurements. As of March 31, 2008, the Fund does not believe the adoption of SFAS No. 157 will impact the financial statement amounts; however, additional disclosures may be required about the inputs used to develop the measurements and the effect of certain of the measurements on changes in net assets for the period.

In March 2008, the Financial Accounting Standards Board (FASB) issued Statement of Financial Accounting Standards (SFAS) No. 161, "Disclosures about Derivative Instruments and Hedging Activities." The new standard is intended to improve financial reporting about derivative instruments and hedging activities by requiring enhanced disclosures to enable investors to better understand the effect on the Fund's financial position, financial performance, and cash flows. SFAS No. 161 is effective for financial statements issued for fiscal years and interim periods beginning after November 15, 2008. Management is currently evaluating the impact the adoption of SFAS No. 161 will have on the Fund's financial statements and related disclosures.

Note B -- Related Party Transactions

Calvert Asset Management Company, Inc. (the "Advisor") is wholly-owned by Calvert Group, Ltd. ("Calvert"), which is indirectly wholly-owned by UNIFI Mutual Holding Company. The Advisor provides investment advisory services and pays the salaries and fees of officers and Trustees of the Fund who are employees of the Advisor or its affiliates. For its services, the Advisor receives a monthly fee based on an annual rate of .40% of the Fund's average daily net assets.

The Advisor has contractually agreed to limit net annual fund operating expenses through January 31, 2009. The contractual expense cap is 1.25%. For the purposes of this expense limit, operating expenses do not include interest expense, brokerage commissions, taxes, and extraordinary expenses. To the extent any expense offset credits are earned, the Advisor's obligation under the contractual limitation may be reduced and the Advisor may benefit from the expense offset arrangement.

Calvert Administrative Services Company, an affiliate of the Advisor, provides administrative services to the Fund for an annual fee, payable monthly, of .30% of the average daily net assets.

Calvert Distributors, Inc., an affiliate of the Advisor, is the distributor and principal underwriter for the Fund. The Distribution Plan, adopted by Class A shares, allows the Fund to pay the Distributor for expenses and services associated with the distribution of shares. The expenses paid may not exceed .50% annually of the Fund's average daily net assets of Class A. The amount actually paid by the Fund is an annualized fee, payable monthly of .25% of the Fund's average daily net assets of Class A.

The Distributor received $4,930 as its portion of the commissions charged on sales of the Fund's Class A shares for the six months ended March 31, 2008.

Calvert Shareholder Services, Inc. ("CSSI"), an affiliate of the Advisor, is the shareholder servicing agent for the Fund. For its services, CSSI received a fee of $1,343 for the six months ended March 31, 2008. Boston Financial Data Services, Inc., is the transfer and dividend disbursing agent.

Each Trustee of the Fund who is not an employee of the Advisor or its affiliates receives an annual retainer of $32,000 plus up to $1,500 for each Board and Committee meeting attended. Trustee's fees are allocated to each of the funds served.

Note C -- Investment Activity

During the period, the cost of purchases and proceeds from sales of investments, other than short-term and U.S. government securities, were $19,038,524 and $15,239,433, respectively. U.S. government security purchases and sales were $27,708,669 and $28,181,373, respectively.

The cost of investments owned at March 31, 2008 for federal income tax purposes was $18,028,572. Net unrealized depreciation aggregated $86,757, of which $286,819 related to appreciated securities and $373,576 related to depreciated securities.

Note D -- Line of Credit

A financing agreement is in place with all Calvert Group Funds (except for the Calvert Social Investment Fund's Balanced and Enhanced Equity Portfolios and the CVS Social Balanced Portfolio) and State Street Corporation ("SSC"). Under the agreement, SSC provides an unsecured line of credit facility, in the aggregate amount of $50 million ($25 million committed and $25 million uncommitted), accessible by the Funds for temporary or emergency purposes only. Borrowings under the committed facility bear interest at the overnight Federal Funds Rate plus .50% per annum. A commitment fee of .10% per annum is incurred on the unused portion of the committed facility, which is allocated to all participating funds. The Fund had no loans outstanding pursuant to this line of credit at March 31, 2008. For the six months ended March 31, 2008, borrowings by the Fund under the Agreement were as follows:

Average Daily Balance	Weighted Average Interest Rate	Maximum Amount Borrowed	Month of Maximum Amount Borrowed
$336	3.62%	$20,521	February 2008

Financial Highlights
	Periods Ended
	March 31,	September 30,
Class A Shares	2008	2007
Net asset value, beginning	$15.62	$15.36
Income from investment operations
Net investment income	.33	.62
Net realized and unrealized gain (loss)	.57	.27
Total from investment operations	.90	.89
Distributions from:
From net investment income	(.33)	(.61)
Net realized gain	(.39)	(.02)
Total distributions	(.72)	(.63)
Total increase (decrease) in net asset value	.18	.26
Net asset value, ending	$15.80	$15.62

Total return*	5.86%	5.92%
Ratios to average net assets:A
Net investment income	4.35% (a)	4.09%
Total expenses	1.82% (a)	2.03%
Expenses before offsets	1.30% (a)	1.30%
Net expenses	1.25% (a)	1.25%
Portfolio turnover	405%	767%
Net assets, ending (in thousands)	$19,586	$12,139

	Periods Ended
	September 30,	September 30,
Class A Shares	2006	2005^
Net asset value, beginning	$15.52	$15.00
Income from investment operations
Net investment income	.58	.27
Net realized and unrealized gain (loss)	.08	.52
Total from investment operations	.66	.79
Distributions from:
From net investment income	(.58)	(.27)
Net realized gain	(.24)	--
Total distributions	(.82)	(.27)
Total increase (decrease) in net asset value	(.16)	.52
Net asset value, ending	$15.36	$15.52

Total return*	4.49%	5.29%**
Ratios to average net assets:A
Net investment income	4.04%	2.41% (a)
Total expenses	3.76%	6.82% (a)
Expenses before offsets	1.55%	1.51% (a)
Net expenses	1.25%	1.25% (a)
Portfolio turnover	547%	931%
Net assets, ending (in thousands)	$4,995	$2,051

See notes to financial highlights.

A Total expenses do not reflect amounts reimbursed and/or waived by the Advisor or reductions from expense offset arrangements. Expenses before offsets reflect expenses after reimbursement and/or waiver by the Advisor but prior to reductions from expense offset arrangements. Net expenses are net of all reductions and represent the net expenses paid by the Fund.

(a) Annualized.

* Total return is not annualized for periods less than one year and does not reflect deduction of any front-end or deferred sales charge.

** Total return would have been 5.15% without the payment by affiliate. On March 30, 2005, the Advisor voluntarily contributed $2,658 to the Fund to reimburse the effect of a realized loss caused by a trading error. This transaction was deemed a "payment by affiliate."

^ From December 31, 2004, inception.

See notes to financial statements.

Explanation of Financial Tables

Schedule of Investments

The Schedule of Investments is a snapshot of all securities held in the fund at their market value, on the last day of the reporting period. Securities are listed by asset type (e.g., common stock, corporate bonds, U.S. government obligations) and may be further broken down into sub-groups and by industry classification.

Statement of Assets and Liabilities

The Statement of Assets and Liabilities is often referred to as the fund's balance sheet. It lists the value of what the fund owns, is due and owes on the last day of the reporting period. The fund's assets include the market value of securities owned, cash, receivables for securities sold and shareholder subscriptions, and receivables for dividends and interest payments that have been earned, but not yet received. The fund's liabilities include payables for securities purchased and shareholder redemptions, and expenses owed but not yet paid. The statement also reports the fund's net asset value (NAV) per share on the last day of the reporting period. The NAV is calculated by dividing the fund's net assets (assets minus liabilities) by the number of shares outstanding. This statement is accompanied by a Schedule of Investments. Alternatively, if certain conditions are met, a Statement of Net Assets may be presented in lieu of this statement and the Schedule of Investments.

Statement of Net Assets

The Statement of Net Assets provides a detailed list of the fund's holdings, including each security's market value on the last day of the reporting period. The Statement of Net Assets includes a Schedule of Investments. Other assets are added and other liabilities subtracted from the investments total to calculate the fund's net assets. Finally, net assets are divided by the outstanding shares of the fund to arrive at its share price, or Net Asset Value (NAV) per share.

At the end of the Statement of Net Assets is a table displaying the composition of the fund's net assets. Paid in Capital is the money invested by shareholders and represents the bulk of net assets. Undistributed Net Investment Income and Accumulated Net Realized Gains usually approximate the amounts the fund had available to distribute to shareholders as of the statement date. Accumulated Realized Losses will appear as negative balances. Unrealized Appreciation (Depreciation) is the difference between the market value of the fund's investments and their cost, and reflects the gains (losses) that would be realized if the fund were to sell all of its investments at their statement-date values.

Statement of Operations

The Statement of Operations summarizes the fund's investment income earned and expenses incurred in operating the fund. Investment income includes dividends earned from stocks and interest earned from interest-bearing securities in the fund. Expenses incurred in operating the fund include the advisory fee paid to the investment advisor, administrative services fees, distribution plan expenses (if applicable), transfer agent fees, shareholder servicing expenses, custodial, legal, and audit fees, and the printing and postage expenses related to shareholder reports. Expense offsets (fees paid indirectly) are also shown. Credits earned from offset arrangements are used to reduce the fund's expenses. This statement also shows net gains (losses) realized on the sale of investments and the increase or decrease in the unrealized appreciation (depreciation) on investments held during the period.

Statement of Changes in Net Assets

The Statement of Changes in Net Assets shows how the fund's total net assets changed during the two most recent reporting periods. Changes in the fund's net assets are attributable to investment operations, distributions and capital share transactions.

The Operations section of the report summarizes information detailed in the Statement of Operations. The Distribution section shows the dividend and capital gain distributions made to shareholders. The amounts shown as distributions in this section may not match the net investment income and realized gains amounts shown in the Operations section because distributions are determined on a tax basis and certain investments or transactions may be treated differently for financial statement and tax purposes. The Capital Share Transactions section shows the amount shareholders invested in the fund, either by purchasing shares or by reinvesting distributions, and the amounts redeemed. The corresponding numbers of shares issued, reinvested and redeemed are shown at the end of the report.

Financial Highlights

The Financial Highlights table provides a per-share breakdown per class of the components that affect the fund's net asset value for current and past reporting periods. The table provides total return, total distributions, expense ratios, portfolio turnover and net assets for the applicable period. Total return is a measure of a fund's performance that encompasses all elements of return: dividends, capital gain distributions and changes in net asset value. Total return is the change in value of an investment over a given period, assuming reinvestment of any dividends and capital gain distributions, expressed as a percentage of the initial investment. Total distributions include distributions from net investment income and net realized gains. Long-term gains are earned on securities held in the fund more than one year. Short-term gains, on the sale of securities held less than one year, are treated as ordinary dividend income for tax purposes. The expense ratio is a fund's cost of doing business, expressed as a percentage of net assets. These expenses directly reduce returns to shareholders. Portfolio turnover measures the trading activity in a fund's investment portfolio -- how often securities are bought and sold by a fund. Portfolio turnover is affected by market conditions, changes in the size of the fund, the nature of the fund's investments and the investment style of the portfolio manager.

Proxy Voting

The Proxy Voting Guidelines of the Calvert Funds that the Fund uses to determine how to vote proxies relating to portfolio securities are provided as an Appendix to the Fund's Statement of Additional Information. The Statement of Additional Information can be obtained free of charge by calling the Fund at 1-800-368-2745, by visiting the Calvert website at www.calvert.com; or by visiting the SEC's website at www.sec.gov.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund's website at www.calvert.com and on the SEC's website at www.sec.gov.

Availability of Quarterly Portfolio holdings

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund's Form N-Q is available on the SEC's website at www.sec.gov. The Fund's Form N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC;  information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Basis for Board's Approval of Investment Advisory Contract

At a meeting held on December 5, 2007, the Board of Trustees, and by a separate vote, the disinterested Trustees, approved the continuance of the Investment Advisory Agreement between the Trust and the Advisor with respect to the Fund.

In evaluating the Investment Advisory Agreement, the Board considered a variety of information relating to the Fund and the Advisor. The disinterested Trustees reviewed a report prepared by the Advisor regarding various services provided to the Fund by the Advisor and its affiliates. Such report included, among other data, information regarding the Advisor's personnel and the Advisor's revenue and cost of providing services to the Fund, and a separate report prepared by an independent third party, which provided a statistical analysis comparing the Fund's investment performance, expenses and fees to comparable mutual funds.

The disinterested Trustees were separately represented by independent legal counsel with respect to their consideration of the reapproval of the Investment Advisory Agreement. Prior to voting, the disinterested Trustees reviewed the proposed continuance of the Investment Advisory Agreement with management and also met in private sessions with their counsel at which no representatives of management were present.

In the course of its deliberations regarding the Investment Advisory Agreement, the Board considered the following factors, among others: the nature, extent and quality of the services provided by the Advisor, including the personnel providing such services; the Advisor's financial condition; the level and method of computing the Fund's advisory fee; comparative performance, fee and expense information for the Fund; the profitability of the Calvert Group of Funds to the Advisor; the direct and indirect benefits, if any, derived by the Advisor from its relationship with the Fund; the effect of the Fund's growth and size on the Fund's performance and expenses; the affiliated distributor's process for monitoring sales load breakpoints; the Advisor's compliance programs and policies; the Advisor's performance of substantially similar duties for other funds; and any possible conflicts of interest.

In considering the nature, extent and quality of the services provided by the Advisor under the Investment Advisory Agreement, the Board reviewed information provided by the Advisor relating to its operations and personnel, including, among other information, biographical information on the Advisor's investment, supervisory and professional staff and descriptions of its organizational and management structure. The Board also took into account similar information provided periodically throughout the previous year by the Advisor as well as the Board's familiarity with management through Board of Trustees' meetings, discussions and other reports. The Board considered the Advisor's management style and its performance in employing its investment strategies, as well as its current level of staffing and overall resources. The Advisor's administrative capabilities, including its ability to supervise the other service providers for the Fund, were also considered. The Board concluded that it was satisfied with the nature, extent and quality of services provided to the Fund by the Advisor under the Investment Advisory Agreement.

In considering the Fund's performance, the Board noted that it reviewed on a quarterly basis detailed information about the Fund's performance results, portfolio composition and investment strategies. The Board also reviewed various comparative data provided to it in connection with its consideration of the renewal of the Investment Advisory Agreement, including, among other information, a comparison of the Fund's total return with its benchmark and with that of other mutual funds deemed to be in its Lipper peer group by an independent third party in its report. This comparison indicated that for the one-year annualized periods ended June 30, 2007, the Fund's performance was above the median of its peer group. The Fund outperformed its Lipper index for the one-year annualized period. Based upon its review, the Board concluded that the Fund's performance was satisfactory.

In considering the Fund's fees and expenses, the Board compared the Fund's fees and total expense ratio with various comparative data for the funds in its peer group. Among other findings, the data indicated that the Fund's advisory fee (after taking into account waivers and reimbursements) was below the median of its peer group and that total expenses (after waivers and reimbursements) were above the median of its peer group. The Board took into account the Advisor's current undertaking to maintain expense limitations for the Class A shares of the Fund, noting that the Advisor was currently reimbursing fund expenses in excess of the entire advisory fee. Based upon its review, the Board concluded that the advisory fee was reasonable in view of the quality of services received by the Fund from the Advisor and the other factors considered.

The Board reviewed the Advisor's profitability on a portfolio-by-portfolio basis. In reviewing the overall profitability of the advisory fee to the Fund's Advisor, the Board also considered the fact that affiliates of the Advisor provided shareholder servicing and administrative services to the Fund for which they received compensation. The information considered by the Board included Calvert's operating profit margin information both before and after tax expenses with respect to the services that the Advisor and its affiliates provided to the Calvert Group of Funds complex. The Board reviewed the profitability of the Advisor's relationship with the Fund in terms of the total amount of annual advisory fees it received with respect to the Fund and whether the Advisor had the financial wherewithal to continue to provide a high level of services to the Fund. The Board also noted the Advisor's current undertaking to maintain expense limitations for the Fund's Class A shares. The Board also noted that the Advisor reimbursed expenses of the Fund. The Board also considered that the Advisor derived benefits to its reputation and other indirect benefits from its relationship with the Fund. Based upon its review, the Board concluded that the Advisor's level of profitability from its relationship with the Fund was reasonable.

The Board considered the effect of the Fund's size and potential growth on its performance and expenses. The Board also noted that if the Fund's assets increased over time, the Fund might realize other economies of scale if assets increased proportionally more than certain other expenses. The Board concluded that adding breakpoints to the advisory fee at specified asset levels would not be appropriate given the Fund's current size.

In reapproving the Investment Advisory Agreement, the Board, including the disinterested Trustees, did not identify any single factor as controlling, and each Trustee attributed different weight to various factors.

Conclusions

The Board reached the following conclusions regarding the Investment Advisory Agreement, among others: (a) the Advisor has demonstrated that it possessed the capability and resources to perform the duties required of it under the Investment Advisory Agreement; (b) the Advisor maintains appropriate compliance programs; (c) performance of the Fund is satisfactory relative to the performance of funds with similar investment objectives and to relevant indices; (d) the Advisor is likely to execute its investment strategies consistently over time; and (e) the Fund's advisory fee is reasonable relative to those of similar funds and to the services to be provided by the Advisor. Based on its conclusions, the Board determined that reapproval of the Investment Advisory Agreement would be in the best interests of the Fund and its shareholders.

Calvert Long-Term Income Fund

To Open an Account
800-368-2748

Yields and Prices
Calvert Information Network
(24 hours, 7 days a week)
800-368-2745

Service for Existing Account
Shareholders: 800-368-2745
Brokers: 800-368-2746

TDD for Hearing Impaired
800-541-1524

Branch Office
4550 Montgomery Avenue
Suite 1000 North
Bethesda, Maryland 20814

Registered, Certified
or Overnight Mail
Calvert Group
c/o BFDS
330 West 9th Street
Kansas City, MO 64105

Web Site
http://www.calvert.com

Note: The information on our website is not incorporated by reference into this report; our website address is included as an inactive textual reference only.

Principal Underwriter
Calvert Distributors, Inc.
4550 Montgomery Avenue
Suite 1000 North
Bethesda, Maryland 20814

This report is intended to provide fund information to shareholders. It is not authorized for distribution to prospective investors unless preceded or accompanied by a prospectus.

Calvert's Family of Funds

Tax-Exempt Money Market Funds
CTFR Money Market Portfolio

Taxable Money Market Funds
First Government Money Market Fund
CSIF Money Market Portfolio

Municipal Funds
CTFR Limited-Term Portfolio
CTFR Long-Term Portfolio
CTFR Vermont Municipal Portfolio
National Muni. Intermediate Fund

Taxable Bond Funds
CSIF Bond Portfolio
Income Fund
Short Duration Income Fund
Long-Term Income Fund
Ultra-Short Floating Income Fund

Equity Funds
CSIF Enhanced Equity Portfolio
CSIF Equity Portfolio
Calvert Large Cap Growth Fund
Capital Accumulation Fund
CWV International Equity Fund
New Vision Small Cap Fund
Calvert Social Index Fund
Calvert Small Cap Value Fund
Calvert Mid Cap Value Fund
Calvert Global Alternative Energy Fund
Calvert International Opportunities Fund

Balanced and Asset Allocation Funds
CSIF Balanced Portfolio
Calvert Conservative Allocation Fund
Calvert Moderate Allocation Fund
Calvert Aggressive Allocation Fund

printed on recycled paper using soy-based inks


Calvert
Investments that make a difference®

March 31, 2008

Semi-Annual Report

Calvert Ultra-Short
Floating Income Fund

Calvert
Investments that make a difference®

A UNIFI Company

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President's Letter
1

Portfolio Management Discussion
4

Shareholder Expense Example
7

Schedule of Investments
9

Statement of Assets and Liabilities
12

Statement of Operations
13

Statements of Changes in Net Assets
14

Notes to Financial Statements
15

Financial Highlights
19

Explanation of Financial Tables
20

Proxy Voting and Availability of Quarterly Portfolio Holdings
22

Basis for Board's Approval of Investment Advisory Contract
22

Dear Shareholder:

The six months ended March 31, 2008 featured turmoil in the financial markets that was almost unprecedented at times. Investors continued to be spooked by the credit crunch, worries about an economic slowdown or recession, and oil prices that exceeded $110 per barrel. This volatility had its roots in the fixed-income markets, where fears about the value of securities linked to subprime mortgages spread throughout the bond market and beyond, even affecting the values of securities with no direct connection to subprime mortgages. Notably, Calvert's taxable bond funds weathered the market turmoil well as a result of our emphasis on holding higher-quality securities and our general avoidance of most holdings that were directly related to subprime mortgages. However, the indirect effects of the subprime mortgage problems impacted our fixed-income funds through their holdings of securities issued by financial companies.

By the numbers, the Lehman U.S. Credit Index, a common benchmark for the entire U.S. bond market, returned 2.63% from October 1, 2007 through March 31, 2008. The credit crisis also affected previously staid debt sectors, including auction-rate securities and municipal bonds. At the beginning of 2008, worries about the ability of bond insurers to meet their obligations on payment of principal and interest in the event of default on the municipal debt that they insure drove municipal yields sharply higher. The market was further roiled by liquidity problems in auction rate securities, a sector that had previously been viewed as having characteristics almost like cash.

Fed Takes Aggressive Action

The Federal Reserve (Fed) has taken a nearly unprecedented series of actions to stabilize the financial markets and reassure investors. The Fed moved aggressively to add liquidity to the financial system and reduced its target federal funds rate by a total of 2.5 percentage points.

In March, it boldly moved to stem the rising panic in the credit markets by increasing the size of its lending program for commercial banks and changing the length and terms of the loans. The Fed also allowed investment banks to borrow directly from the central bank and started accepting hard-to-sell mortgage-backed securities as collateral. When JPMorgan Chase swooped in to rescue Bear Stearns at the bargain basement price of $2 per share (later raised to $10), the Fed agreed to backstop up to $30 billion of Bear Stearns' illiquid holdings. Although some say that the Fed essentially bailed out Bear Stearns and other financial firms from their overly aggressive risk-taking, the Fed's actions did prove effective, stabilizing the financial system and providing some confidence to investors.

Lipper Awards

As a result of our experienced, professional team of portfolio managers and credit analysts, Calvert's taxable bond funds have steered a steady course through the considerable market turbulence. Our portfolio management team largely avoided investing in securities that are directly related to subprime mortgages as we maintained our focus on fundamental credit research and buying only bonds that represent significant value.

As evidence of our ongoing success and expertise in the fixed income arena, three of Calvert's taxable bond funds--Calvert Social Investment Fund (CSIF) Bond Portfolio, Calvert Income Fund, and Calvert Long-Term Income Fund--received 2008 Lipper Awards as a result of their consistently high risk-adjusted returns.1 In fact, this is the fourth time in the last five years that CSIF Bond Portfolio (Class I shares) has won the Lipper Award for the three-year period. All of us at Calvert are extremely proud of these awards and of our taxable fixed-income management team led by Senior Vice President Greg Habeeb.

Maintain a Long-Term View

The financial markets will probably continue to be volatile for at least the next few months, so it's important that you maintain a long-term view in terms of your investments and not get swept up in the day-to-day fluctuations in the market. Your financial advisor is an excellent source of guidance, so please continue to consult with him or her about your investment plan.

As always, thank you for your continued confidence in Calvert's investment products.

Sincerely,

Barbara J. Krumsiek
President and CEO
Calvert Group, Ltd.
April 2008

1. This is the fourth time in the last five years that the Calvert Social Investment Fund Bond Portfolio Class I Shares has won the Lipper Award for consistent risk-adjusted return for the three-year period. For the three-year periods ended December 31, 2003, 2005, 2006, and 2007, the Class I Shares of the Portfolio were chosen from among 154, 152, 150, and 144 funds, respectively.

Lipper Fund Awards are granted annually to the funds in each Lipper classification that achieve the highest score for Consistent Return, a measure of funds' historical risk-adjusted returns, measured in local currency, relative to peers.

Funds registered for sale in a given country are selected, and then scores for Consistent Return are computed for all Lipper global classifications with five or more distinct portfolios. The scores are subject to change every month and are calculated for the following periods: three-year, five-year, 10-year, and overall. The highest 20% of funds in each classification are named Lipper Leaders for Consistent Return. The highest Lipper Leader for Consistent Return within each eligible classification determines the fund classification winner over three, five, or 10 years. Source: Lipper, Inc.

The Calvert Social Investment Fund Bond Portfolio Class I Shares (CBDIX) ranked #1 (out of 128 funds) in the Corporate Debt Funds A Rated classification for the five-year period ended December 31, 2007.

The Calvert Social Investment Fund Bond Portfolio Class A Shares (CSIBX) ranked #1 (out of 58 funds) in the Corporate Debt Funds A Rated classification for the 10-year period ended December 31, 2007.

The Calvert Income Fund Class A Shares (CFICX) ranked #1 (out of 48 funds) in the Corporate Debt Funds BBB-Rated classification for the 10-year period ended December 31, 2007.

The Calvert Income Fund Class I Shares (CINCX) ranked #1 (out of 100 funds) in the Corporate Debt Funds BBB-Rated classification for the five-year period ended December 31, 2007.

The Calvert Long-Term Income Fund Class A Shares (CLDAX) ranked #1 (out of 117 funds) in the Corporate Debt Funds BBB-Rated classification for the three-year period ended December 31, 2007.

For more information on any Calvert fund, please contact Calvert at 800.368.2748 for a free prospectus. An investor should consider the investment objectives, risks, charges, and expenses of an investment carefully before investing. The prospectus contains this and other information. Read it carefully before you invest or send money. Bond funds are subject to interest rate risk. When interest rates rise, the value of fixed-income securities will generally fall. Conversely, a drop in interest rates will generally cause an increase in the value of fixed-income securities.

Calvert mutual funds are underwritten and distributed by Calvert Distributors, Inc., member FINRA, a subsidiary of Calvert Group, Ltd.

Portfolio Management Discussion

Gregory Habeeb
Senior Portfolio Manager of Calvert Asset Management Company

Performance

Calvert Ultra-Short Floating Income Fund Class A shares (at NAV) returned 2.10% versus 3.56% for the Lehman Short Treasury 9-12 Month Index over the six-month reporting period ended March 31, 2008. A short duration relative to the index and an allocation to below-investment-grade securities not in the benchmark drove the Fund's underperformance. (Duration is a measure of a portfolio's sensitivity to changes in interest rates. The longer the duration, the greater the price change relative to interest-rate movements.) In addition, markdowns in several securities, including high yield securities from Residential Capital and other financial issuers, contributed to underperformance.1

Investment Climate

The six-month period ended March 31, 2008 was one of the most memorable periods in the history of the bond market. During the first three months, the collapse of the U.S. subprime mortgage market spurred a severe liquidity crunch that was acutely felt in U.S., European, and United Kingdom money markets. Extensive cooperation between the Federal Reserve (Fed) and European central banks pumped enough liquidity back into the system to restore calm by the end of 2007.

However, issues with the financial stability of bond insurers arose in January and roiled the typically staid municipal bond market. By early March, the crisis had escalated into a broad sell-off of even the most creditworthy securities into an already weak market. In response, the Fed made a series of historically significant policy announcements--such as allowing investment banks to borrow directly from the Fed and agreeing to finance $30 billion of Bear Stearns' most illiquid assets so the company could be sold--which calmed the turmoil by the end of March.

Throughout the period, economic growth slowed while inflation remained steady. A series of cuts over the six-month period reduced the target federal funds rate from 4.75% to 2.25%. As a result of a flight to quality amid market turmoil, the three-month Treasury bill yield dropped from 3.82% to 1.38% while the 10-year Treasury bond yield fell from 4.59% to 3.45%. However, the extremely difficult market conditions sent municipal and corporate bond yields higher.2

Portfolio Statistics
March 31, 2008

Investment Performance
(total return at NAV*)
	6 Months ended 3/31/08	12 Months ended 3/31/08
Class A	2.10%	4.36%
Lehman Short Treasury 9-12 Month Index**	3.56%	6.73%
Lipper Ultra-Short Obligations Funds Average	(1.53%)	(0.24%)

Maturity Schedule
	Weighted Average
	3/31/08	9/30/07
	35 days	35 days

SEC Yield
	30 days ended
	3/31/08	9/30/07
	5.29%	4.88%

Economic Sectors	% of total investments
Asset Backed Securities	10.1%
Banks	10.6%
Brokerages	5.3%
Financial Services	6.1%
Financials	1.1%
Industrial	15.1%
Industrial - Finance	10.4%
Municipal Obligations	4.5%
Real Estate Investment Trusts	3.9%
Special Purpose	10.7%
U.S. Government Agency Obligations	21.4%
Utilities	0.8%
Total	100%

*Investment performance/return at NAV does not reflect the deduction of the Fund's maximum 1.25% front-end sales charge or any deferred sales charge.

**Source: Lipper Analytical Services, Inc.

Portfolio Statistics
March 31, 2008

Average Annual Total Returns
(with max. load)
Class A Shares
One year	3.06%
Since Inception	3.64%
(10/31/06)

Performance Comparison
Comparison of change in value of $10,000 investment.

Average annual total returns in the Portfolio Statistics above and the Performance Comparison line graph are with maximum load deducted -- they assume reinvestment of dividends and reflect the deduction of the Fund's Class A maximum front-end sales charge of 1.25%, or deferred sales charge, as applicable. No sales charge has been applied to the index used for comparison. However, the Lipper average does reflect the deduction of the category's average front-end sales charge. The graph and table do not reflect the deduction of taxes that a shareholder would pay on the Fund's distributions or the redemption of Fund shares. Past performance is no guarantee of future results.

*Source: Lipper Analytical Services, Inc.

Portfolio Strategy

Going into the period, the Fund had an overweighting to securities with high credit quality and little asset-backed exposure--with more than half of the Fund invested in AAA rated notes and cash as of September 30, 2007--which helped limit the Fund's exposure to fallout from the subprime mortgage crisis.

However, financial concerns with bond insurers weighed on the insured taxable municipal sector and our holdings in it. As a result, investors sought out Treasury securities, driving yields on three- and six-month Treasury bills down significantly during the period. So, our shorter relative duration of about one month versus almost nine months for the benchmark did not help performance. However, our yield curve strategies helped offset some of the drag from the short relative duration.

Outlook

Market anxiety appears to have crested in March, though neither the credit markets nor the economy are out of the woods. Credit markets need to stabilize and better flow, something we expect to see over the remainder of 2008. By mid-2008, however, credit markets will have been under severe stress for a year. As a result, economic growth may remain sub-par for a protracted period.

The good news is that recent turmoil in the bond market has beaten down the prices of bonds in most sectors, which has created some buying opportunities that appear attractive. We expect markets to remain volatile for some time, and we will continue to look for these types of opportunities in the months ahead.

April 2008

1 As of March 31, 2008, Residential Capital represented 0.7% of the Fund's net assets. All holdings are subject to change without notice.

2 The yield on the Bond Buyer 20 Index of state and local general obligation bonds rose 0.48 percentage points and the yield on the Moody's Baa-rated corporate bond index increased 0.31 percentage points between September 30, 2007 and March 31, 2008.

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) and redemption fees and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (October 1, 2007 to March 31, 2008).

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 10/1/07	Ending Account Value 3/31/08	Expenses Paid During Period* 10/1/07 - 3/31/08
Actual	$1,000.00	$1,021.00	$4.50
Hypothetical	$1,000.00	$1,020.55	$4.50
(5% return per year before expenses)

*Expenses are equal to the Fund's annualized expense ratio of 0.89%, multiplied by the average account value over the period, multiplied by 183/366.

Schedule of Investments
March 31, 2008
	Principal
Asset Backed Securities - 6.7%	Amount	Value
AmeriCredit Automobile Receivables Trust:
5.37%, 10/6/09	$11,381	$11,365
4.05%, 2/6/10	24,722	24,728
Capital One Auto Finance Trust, 2.858%, 10/15/12 (r)	65,000	62,013
Discover Card Master Trust, 4.086%, 9/17/12 (r)	100,000	100,099
GE Dealer Floorplan Master Note Trust, 3.124%, 4/20/11 (r)	75,000	73,962
GS Auto Loan Trust, 2.65%, 5/16/11	6,006	6,004
Hyundai Auto Receivables Trust, 5.25%, 9/15/09	21,490	21,544

Total Asset Backed Securities (Cost $297,822)		299,715

Collateralized Mortgage-Backed
Obligations (privately originated) - 2.8%
Adjustable Rate Mortgage Trust, 2.999%, 2/25/35 (r)	6,102	6,017
Impac CMB Trust:
3.379%, 10/25/34 (b)(r)	5,609	4,560
2.859%, 4/25/35 (b)(r)	6,376	4,719
MLCC Mortgage Investors, Inc.:
2.969%, 3/25/28 (r)	29,767	28,662
2.829%, 4/25/29 (r)	13,757	13,107
2.879%, 7/25/29 (r)	19,314	18,467
2.829%, 3/25/30 (r)	9,196	9,193
Sequoia Mortgage Trust, 2.856%, 11/20/34 (r)	39,049	37,807

Total Collateralized Mortgage-Backed Obligations
(privately originated) (Cost $127,412)		122,532

Corporate Bonds - 59.3%
Anadarko Petroleum Corp., 3.20%, 9/15/09 (r)	75,000	73,015
BAC Capital Trust XV, 3.876%, 6/1/56 (r)	30,000	22,117
Bear Stearns Co's, Inc.:
3.456%, 4/29/08 (r)	60,000	59,751
2.786%, 3/30/09 (r)	20,000	19,008
4.326%, 7/19/10 (r)	40,000	35,602
Branch Banking & Trust Co, 3.126%, 9/2/08 (r)	30,000	30,013
Capmark Financial Group, Inc., 3.746%, 5/10/10 (e)(r)	40,000	28,000
Cargill, Inc, 5.144%, 1/21/11 (e)(r)	75,000	74,754
Caterpillar Financial Services Corp., 3.578%, 2/8/10 (r)	50,000	49,930
Cinergy Global Resources, Inc., 6.20%, 11/3/08 (e)	10,000	10,092
CIT Group, Inc.:
2.729%, 12/19/08 (r)	30,000	27,000
3.19%, 8/17/09 (r)	20,000	16,700
3.021%, 3/12/10 (r)	30,000	24,000
Citigroup, Inc., 3.16%, 5/18/11 (r)	100,000	91,667

	Principal
Corporate Bonds - Cont'd	Amount	Value
Comcast Corp., 4.677%, 7/14/09 (r)	$30,000	$29,192
Countrywide Financial Corp., 3.345%, 5/5/08 (r)	25,000	24,625
Countrywide Home Loans, Inc., 3.25%, 5/21/08	15,000	14,850
Discover Financial Services, 3.431%, 6/11/10 (e)(r)	60,000	54,083
FMG Finance Pty Ltd., 7.076%, 9/1/11 (e)(r)	55,000	53,212
Ford Motor Credit Co. LLC:
6.625%, 6/16/08	60,000	59,700
8.708%, 4/15/12 (r)	80,000	74,805
Giants Stadium LLC:
13.50%, 4/1/29 (e)(r)	250,000	250,000
11.50%, 4/1/37 (e)(r)	100,000	100,000
Glitnir Banki HF:
4.418%, 10/15/08 (e)(r)	60,000	57,888
4.154%, 4/20/10 (e)(r)	50,000	41,263
GMAC LLC:
5.125%, 5/9/08	30,000	29,813
3.749%, 9/23/08 (r)	70,000	66,151
4.315%, 5/15/09 (r)	65,000	56,549
Health Care Property Investors, Inc., 3.25%, 9/15/08 (r)	100,000	97,769
Hewlett-Packard Co., 3.476%, 9/3/09 (r)	75,000	75,048
HRPT Properties Trust, 3.40%, 3/16/11 (r)	15,000	14,146
John Deere Capital Corp., 4.698%, 1/18/11 (r)	100,000	99,784
JPMorgan Chase & Co., 4.394%, 1/22/10 (r)	50,000	49,766
Koninklijke Philips Electronics NV, 4.089%, 3/11/11 (r)	70,000	70,032
M&I Marshall & Ilsley Bank, 3.328%, 12/4/12 (r)	25,000	23,342
Meridian Funding Co. LLC, 4.846%, 10/6/08 (e)(r)	33,744	33,667
Merrill Lynch & Co., Inc., 3.158%, 8/14/09 (r)	50,000	48,814
Morgan Stanley, 4.538%, 1/15/10 (r)	60,000	58,350
NationsBank Cap Trust III, 4.808%, 1/15/27 (r)	30,000	23,055
NPS LLC , 9.80%, 12/28/16 (e)(r)	100,000	100,000
Pepco Holdings, Inc., 3.701%, 6/1/10 (r)	25,000	24,591
Post Apartment Homes LP VRDN, 2.68%, 7/15/29 (r)	50,000	50,000
Residential Capital LLC, 3.49%, 6/9/08 (r)	40,000	31,600
SABMiller plc, 5.029%, 7/1/09 (e)(r)	25,000	25,064
Skyway Concession Co. LLC, 2.976%, 6/30/17 (e)(r)	60,000	53,178
Sovereign Bancorp, Inc., 3.365%, 3/1/09 (r)	80,000	78,061
SunTrust Bank, 4.809%, 4/2/08 (r)	15,000	15,001
UnitedHealth Group, Inc., 4.462%, 2/7/11 (r)	60,000	59,619
Wachovia Capital Trust III, 5.80% to 3/15/11, floating rate
thereafter to 3/15/42 (r)	20,000	14,325
Weyerhaeuser Co., 3.599%, 9/24/09 (r)	60,000	59,287
Xstrata Finance Dubai Ltd., 3.42%, 11/13/09 (e)(r)	60,000	59,219

Total Corporate Bonds (Cost $2,726,683)		2,637,498

	Principal
Taxable Municipal Obligations - 4.2%	Amount	Value
CIDC-Hudson House LLC New York Revenue VRDN, 3.60%,
12/1/34 (r)	$50,000	$50,000
Middletown New York IDA Revenue VRDN, 3.60%, 6/1/15 (r)	50,000	50,000
Portage Indiana Economic Development Revenue VRDN, 2.89%,
3/1/20 (r)	40,000	40,000
SunAmerica Trust Various States VRDN, 2.928%, 7/1/41(r)	47,000	47,000

Total Taxable Municipal Obligations (Cost $187,000)		187,000

U.S. Government Agencies
and Instrumentalities - 20.3%
Federal Home Loan Bank Discount Notes, 4/1/08	900,000	900,000

Total U.S. Government Agencies and Instrumentalities (Cost $900,000)		900,000

Equity Securities - 1.1%	Shares
Fannie Mae, Series S Preferred	2,000	48,100

Total Equity Securities (Cost $50,000)		48,100

TOTAL INVESTMENTS (Cost $4,288,917) - 94.4%		4,194,845
Other assets and liabilities, net - 5.6%		250,789
Net Assets - 100%		$4,445,634

(b) This security was valued by the Board of Trustees. See Note A.

(e) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

(r) The coupon rate shown on floating or adjustable rate securities represents the rate at period end.

Abbreviations:
IDA: Industrial Development Authority
LLC: Limited Liability Corporation
LP: Limited Partnership
VRDN: Variable Rate Demand Note

See notes to financial statements.

Statement of Assets and Liabilities
March 31, 2008
Assets
Investments in securities, at value (Cost $4,288,917) - see accompanying schedule	$4,194,845
Cash	82,431
Receivable for securities sold	250,000
Receivable for shares sold	413
Interest and dividends receivable	19,791
Other assets	8,305
Total assets	4,555,785

Liabilities
Payable for shares redeemed	92,694
Payable to Calvert Asset Management Company, Inc.	997
Payable to Calvert Administrative Services Company	913
Payable to Calvert Shareholder Services, Inc.	55
Payable to Calvert Distributors, Inc.	913
Accrued expenses and other liabilities	14,579
Total liabilities	110,151
Net Assets	$4,445,634

Net Assets Consist of:
Paid-in capital applicable to 299,185 shares of beneficial interest, unlimited number of no par shares authorized	$4,495,105
Undistributed net investment income	1,429
Accumulated net realized gain (loss) on investments	43,172
Net unrealized appreciation (depreciation) on investments	(94,072)

Net Assets	$4,445,634

Net Asset Value Per Share	$14.86

See notes to financial statements.

Statement of Operations
Six Months Ended March 31, 2008
Net Investment Income
Investment Income:
Interest income	$111,785
Dividend income	1,261
Total investment income	113,046

Expenses:
Investment advisory fee	5,404
Administrative fees	4,504
Transfer agency fees and expenses	5,990
Distribution plan expenses	4,504
Trustees' fees and expenses	10
Custodian fees	14,704
Accounting fees	290
Registration fees	10,036
Reports to shareholders	5,226
Professional fees	7,220
Miscellaneous	829
Total expenses	58,717
Reimbursement from Advisor	(41,835)
Fees paid indirectly	(849)
Net expenses	16,033

Net Investment Income	97,013

Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss)	44,495
Change in unrealized appreciation (depreciation)	(75,477)

Net Realized and Unrealized Gain
(Loss) on Investments	(30,982)

Increase (Decrease) in Net Assets
Resulting From Operations	$66,031

See notes to financial statements.

Statements of Changes in Net Assets
Increase (Decrease) in Net Assets	Six Months Ended March 31, 2008	From Inception October 31, 2006 Through September 30, 2007
Operations:
Net investment income	$97,013	$105,045
Net realized gain (loss) on investments	44,495	20,829
Change in unrealized appreciation (depreciation)	(75,477)	(18,595)

Increase (Decrease) in Net Assets
Resulting From Operations	66,031	107,279

Distributions to shareholders from:
Net investment income	(96,740)	(102,982)
Net realized gain	(23,059)	--
Total distributions	(119,799)	(102,982)

Capital share transactions:
Shares sold	1,379,677	3,413,162
Reinvestment of distributions	114,008	101,197
Redemption fees	4,249	1
Shares redeemed	(254,153)	(263,036)
Total capital share transactions	1,243,781	3,251,324

Total Increase (Decrease) in Net Assets	1,190,013	3,255,621

Net Assets
Beginning of period	3,255,621	--
End of period (including undistributed net investment income of $1,429 and $1,156, respectively)	$4,445,634	$3,255,621

Capital Share Activity
Shares sold	92,138	227,242
Reinvestment of distributions	7,610	6,733
Shares redeemed	(16,981)	(17,557)
Total capital share activity	82,767	216,418

See notes to financial statements.

Notes to Financial Statements

Note A ---- Significant Accounting Policies

General: The Calvert Ultra-Short Floating Income Fund (the "Fund"), a series of The Calvert Fund, is registered under the Investment Company Act of 1940 as a non-diversified, open-end management investment company. The operations of each series are accounted for separately. The Fund commenced operations on October 31, 2006. Class A shares of the Fund are sold with a maximum front-end sales charge of 1.25%.

Security Valuation: Net asset value per share is determined every business day as of the close of the regular session of the New York Stock Exchange (generally 4:00 p.m. Eastern time). The Fund uses independent pricing services approved by the Board of Trustees to value its investments wherever possible. Securities for which market quotations are available are valued at last sale price or official closing price on the primary market or exchange in which they trade. Municipal securities are valued utilizing a matrix system (which considers such factors as security prices, yields, maturities and ratings) furnished by dealers through an independent pricing service. Foreign securities are valued based on quotations from the principal market in which such securities are normally traded. If events occur after the close of the principal market in which foreign securities are traded, and before the Fund's net asset value determination, that are expected to materially affect the value of those securities, then they are valued at their fair value taking these events into account. Short-term notes are stated at amortized cost, which approximates fair value. The Fund may invest in securities whose resale is subject to restrictions. Investments for which market quotations are not available or deemed not reliable are fair valued in good faith under the direction of the Board of Trustees.

In determining fair value, the Board considers all relevant qualitative and quantitative information available. These factors are subject to change over time and are reviewed periodically. The values assigned to fair value investments are based on available information and do not necessarily represent amounts that might ultimately be realized. Further, because of the inherent uncertainty of valuation, those estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and the differences could be material.

At March 31, 2008, securities valued at $9,279, or 0.2% of net assets, were fair valued in good faith under the direction of the Board of Trustees.

Repurchase Agreements: The Fund may enter into repurchase agreements with recognized financial institutions or registered broker/dealers and, in all instances, holds underlying securities with a value exceeding the total repurchase price, including accrued interest. Although risk is mitigated by the collateral, the Fund could experience a delay in recovering its value and a possible loss of income or value if the counterparty fails to perform in accordance with the terms of the agreement.

Short Sales: The Fund may use a hedging technique that involves short sales of U.S. Treasury securities for the purposes of managing the duration of the Fund. Any short sales are "covered" with an equivalent amount of high-quality, liquid securities.

Security Transactions and Net Investment Income: Security transactions are accounted for on trade date. Realized gains and losses are recorded on an identified cost basis and may include proceeds from litigation. Dividend income is recorded on the ex-dividend date or, in the case of dividends on certain foreign securities, as soon as the Fund is informed of the ex-dividend date. Withholding taxes on foreign dividends have been provided for in accordance with the Fund's understanding of the applicable country's tax rules and rates. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. Interest income, which includes amortization of premium and accretion of discount on debt securities, is accrued as earned. Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation may be removed from non-accrual status when the issuer resumes interest payments or when collectibility of interest is reasonably assured.

Distributions to Shareholders: Distributions to shareholders are recorded by the Fund on ex-dividend date. Dividends from net investment income are paid monthly. Distributions from net realized capital gains, if any, are paid at least annually. Distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles; accordingly, periodic reclassifications are made within the Fund's capital accounts to reflect income and gains available for distribution under income tax regulations.

Estimates: The preparation of the financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reported period. Actual results could differ from those estimates.

Redemption Fees: The Fund charges a 2% redemption fee on redemptions, including exchanges, made within 7 days of purchase in the same Fund. The redemption fee is paid to the Class of the Fund from which the redemption is made, and is accounted for as an addition to paid-in capital. The fee is intended to discourage market-timers by ensuring that short-term trading costs are borne by the investors making the transactions and not the shareholders already in the Fund.

Expense Offset Arrangements: The Fund has an arrangement with its custodian bank whereby the custodian's fees may be paid indirectly by credits earned on the Fund's cash on deposit with the bank. These credits are used to reduce the Fund's expenses. Such a deposit arrangement may be an alternative to overnight investments.

Federal Income Taxes: No provision for federal income or excise tax is required since the Fund intends to continue to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable earnings.

New Accounting Pronouncements: In July 2006, the Financial Accounting Standards Board (FASB) issued FASB Interpretation No. 48, "Accounting for Uncertainty in Income Taxes" -- an interpretation of FASB Statement 109 (FIN 48), effective on the last business day of the semi-annual reporting period for fiscal years beginning after December 15, 2006. FIN 48 sets forth a threshold for financial statement recognition, measurement and disclosure of a tax position taken or expected to be taken on a tax return. Management has analyzed the Fund's tax positions taken on federal income tax returns for all open tax years (tax year ended September 30, 2007) for purposes of implementing FIN 48, and has concluded that as of March 31, 2008, no provision for income tax is required in the Fund's financial statements.

In September 2006, the Financial Accounting Standards Board (FASB) issued Statement on Financial Accounting Standards (SFAS) No. 157, "Fair Value Measurements." This standard establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and requires additional disclosures about fair value measurements. SFAS No. 157 applies to fair value measurements already required or permitted by existing standards. SFAS No. 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. The changes to current generally accepted accounting principles from the application of this Statement relate to the definition of fair value, the methods used to measure fair value, and the expanded disclosures about fair value measurements. As of March 31, 2008, the Fund does not believe the adoption of SFAS No. 157 will impact the financial statement amounts; however, additional disclosures may be required about the inputs used to develop the measurements and the effect of certain of the measurements on changes in net assets for the period.

In March 2008, the Financial Accounting Standards Board (FASB) issued Statement of Financial Accounting Standards (SFAS) No. 161, "Disclosures about Derivative Instruments and Hedging Activities." The new standard is intended to improve financial reporting about derivative instruments and hedging activities by requiring enhanced disclosures to enable investors to better understand the effect on the Fund's financial position, financial performance, and cash flows. SFAS No. 161 is effective for financial statements issued for fiscal years and interim periods beginning after November 15, 2008. Management is currently evaluating the impact the adoption of SFAS No. 161 will have on the Fund's financial statements and related disclosures.

Note B -- Related Party Transactions

Calvert Asset Management Company, Inc. (the "Advisor") is wholly-owned by Calvert Group, Ltd. ("Calvert"), which is indirectly wholly-owned by UNIFI Mutual Holding Company. The Advisor provides investment advisory services and pays the salaries and fees of officers and Trustees of the Fund who are employees of the Advisor or its affiliates. For its services, the Advisor receives a monthly fee based on an annual rate of .30% of the first $1 billion of the Fund's average daily net assets, and .29% of all assets above $1 billion.

The Advisor has contractually agreed to limit net annual fund operating expenses through January 31, 2009. The contractual expense cap is .89%. For the purposes of this expense limit, operating expenses do not include interest expense, brokerage commissions, taxes, and extraordinary expenses. To the extent any expense offset credits are earned, the Advisor's obligation under the contractual limitation may be reduced and the Advisor may benefit from the expense offset arrangement.

Calvert Administrative Services Company, an affiliate of the Advisor, provides administrative services to the Fund for an annual fee, payable monthly, of .25% of the average daily net assets.

Calvert Distributors, Inc., an affiliate of the Advisor, is the distributor and principal underwriter for the Fund. The Distribution Plan, adopted by Class A shares, allows the Fund to pay the Distributor for expenses and services associated with the distribution of shares. The expenses paid may not exceed .50% annually of the Fund's average daily net assets of Class A. The amount actually paid by the Fund is an annualized fee, payable monthly of .25% of the Fund's average daily net assets of Class A.

The Distributor received $266 as its portion of the commissions charged on sales of the Fund's Class A shares for the six months ended March 31, 2008.

Calvert Shareholder Services, Inc. ("CSSI"), an affiliate of the Advisor, is the shareholder servicing agent for the Fund. For its services, CSSI received a fee of $237 for the six months ended March 31, 2008. Boston Financial Data Services, Inc., is the transfer and dividend disbursing agent.

Each Trustee of the Fund who is not an employee of the Advisor or its affiliates receives an annual retainer of $32,000 plus up to $1,500 for each Board and Committee meeting attended. Trustee's fees are allocated to each of the funds served.

Note C -- Investment Activity

During the period, the cost of purchases and proceeds from sales of investments, other than short-term and U.S. government securities, were $6,922,476 and $6,226,297, respectively. U.S. government security purchases and sales were $6,516,562 and $6,558,054, respectively.

The cost of investments owned at March 31, 2008 for federal income tax purposes was $4,290,240. Net unrealized depreciation aggregated $95,395, of which $4,795 related to appreciated securities and $100,190 related to depreciated securities.

Note D -- Line of Credit

A financing agreement is in place with all Calvert Group Funds (except for the Calvert Social Investment Fund's Balanced and Enhanced Equity Portfolios and the CVS Social Balanced Portfolio) and State Street Corporation ("SSC"). Under the agreement, SSC provides an unsecured line of credit facility, in the aggregate amount of $50 million ($25 million committed and $25 million uncommitted), accessible by the Funds for temporary or emergency purposes only. Borrowings under the committed facility bear interest at the overnight Federal Funds Rate plus .50% per annum. A commitment fee of .10% per annum is incurred on the unused portion of the committed facility, which is allocated to all participating funds. The Fund had no loans outstanding pursuant to this line of credit at March 31, 2008. For the six months ended March 31, 2008, borrowings by the Fund under the Agreement were as follows:

Average Daily Balance	Weighted Average Interest Rate	Maximum Amount Borrowed	Month of Maximum Amount Borrowed
$794	5.31%	$39,218	October 2007

Financial Highlights
	Periods Ended
	March 31,	September 30,
Class A Shares	2008	2007^
Net asset value, beginning	$15.04	$15.00
Income from investment operations
Net investment income	.39	.61
Net realized and unrealized gain (loss)	(.08)	.03
Total from investment operations	.31	.64
Distributions from
Net investment income	(.39)	(.60)
Net realized gain	(.10)	--
Total distributions	(.49)	(.60)
Total increase (decrease) in net asset value	(.18)	.04
Net asset value, ending	$14.86	$15.04

Total return*	2.10%	4.34%
Ratios to average net assets:A
Net investment income	5.39% (a)	4.52% (a)
Total expenses	3.26% (a)	3.90% (a)
Expenses before offsets	.94% (a)	1.05% (a)
Net expenses	.89% (a)	.89% (a)
Portfolio turnover	471%	506%
Net assets, ending (in thousands)	$4,446	$3,256

A Total expenses do not reflect amounts reimbursed and/or waived by the Advisor or reductions from expense offset arrangements. Expenses before offsets reflect expenses after reimbursement and/or waiver by the Advisor but prior to reductions from expense offset arrangements. Net expenses are net of all reductions and represent the net expenses paid by the Fund.

(a) Annualized.

* Total return is not annualized for periods less than one year and does not reflect deduction of any front-end sales charge.

^ From October 31, 2006, inception.

See notes to financial statements.

Explanation of Financial Tables

Schedule of Investments

The Schedule of Investments is a snapshot of all securities held in the fund at their market value, on the last day of the reporting period. Securities are listed by asset type (e.g., common stock, corporate bonds, U.S. government obligations) and may be further broken down into sub-groups and by industry classification.

Statement of Assets and Liabilities

The Statement of Assets and Liabilities is often referred to as the fund's balance sheet. It lists the value of what the fund owns, is due and owes on the last day of the reporting period. The fund's assets include the market value of securities owned, cash, receivables for securities sold and shareholder subscriptions, and receivables for dividends and interest payments that have been earned, but not yet received. The fund's liabilities include payables for securities purchased and shareholder redemptions, and expenses owed but not yet paid. The statement also reports the fund's net asset value (NAV) per share on the last day of the reporting period. The NAV is calculated by dividing the fund's net assets (assets minus liabilities) by the number of shares outstanding. This statement is accompanied by a Schedule of Investments. Alternatively, if certain conditions are met, a Statement of Net Assets may be presented in lieu of this statement and the Schedule of Investments.

Statement of Net Assets

The Statement of Net Assets provides a detailed list of the fund's holdings, including each security's market value on the last day of the reporting period. The Statement of Net Assets includes a Schedule of Investments. Other assets are added and other liabilities subtracted from the investments total to calculate the fund's net assets. Finally, net assets are divided by the outstanding shares of the fund to arrive at its share price, or Net Asset Value (NAV) per share.

At the end of the Statement of Net Assets is a table displaying the composition of the fund's net assets. Paid in Capital is the money invested by shareholders and represents the bulk of net assets. Undistributed Net Investment Income and Accumulated Net Realized Gains usually approximate the amounts the fund had available to distribute to shareholders as of the statement date. Accumulated Realized Losses will appear as negative balances. Unrealized Appreciation (Depreciation) is the difference between the market value of the fund's investments and their cost, and reflects the gains (losses) that would be realized if the fund were to sell all of its investments at their statement-date values.

Statement of Operations

The Statement of Operations summarizes the fund's investment income earned and expenses incurred in operating the fund. Investment income includes dividends earned from stocks and interest earned from interest-bearing securities in the fund. Expenses incurred in operating the fund include the advisory fee paid to the investment advisor, administrative services fees, distribution plan expenses (if applicable), transfer agent fees, shareholder servicing expenses, custodial, legal, and audit fees, and the printing and postage expenses related to shareholder reports. Expense offsets (fees paid indirectly) are also shown. Credits earned from offset arrangements are used to reduce the fund's expenses. This statement also shows net gains (losses) realized on the sale of investments and the increase or decrease in the unrealized appreciation (depreciation) on investments held during the period.

Statement of Changes in Net Assets

The Statement of Changes in Net Assets shows how the fund's total net assets changed during the two most recent reporting periods. Changes in the fund's net assets are attributable to investment operations, distributions and capital share transactions.

The Operations section of the report summarizes information detailed in the Statement of Operations. The Distribution section shows the dividend and capital gain distributions made to shareholders. The amounts shown as distributions in this section may not match the net investment income and realized gains amounts shown in the Operations section because distributions are determined on a tax basis and certain investments or transactions may be treated differently for financial statement and tax purposes. The Capital Share Transactions section shows the amount shareholders invested in the fund, either by purchasing shares or by reinvesting distributions, and the amounts redeemed. The corresponding numbers of shares issued, reinvested and redeemed are shown at the end of the report.

Financial Highlights

The Financial Highlights table provides a per-share breakdown per class of the components that affect the fund's net asset value for current and past reporting periods. The table provides total return, total distributions, expense ratios, portfolio turnover and net assets for the applicable period. Total return is a measure of a fund's performance that encompasses all elements of return: dividends, capital gain distributions and changes in net asset value. Total return is the change in value of an investment over a given period, assuming reinvestment of any dividends and capital gain distributions, expressed as a percentage of the initial investment. Total distributions include distributions from net investment income and net realized gains. Long-term gains are earned on securities held in the fund more than one year. Short-term gains, on the sale of securities held less than one year, are treated as ordinary dividend income for tax purposes. The expense ratio is a fund's cost of doing business, expressed as a percentage of net assets. These expenses directly reduce returns to shareholders. Portfolio turnover measures the trading activity in a fund's investment portfolio -- how often securities are bought and sold by a fund. Portfolio turnover is affected by market conditions, changes in the size of the fund, the nature of the fund's investments and the investment style of the portfolio manager.

Proxy Voting

The Proxy Voting Guidelines of the Calvert Funds that the Fund uses to determine how to vote proxies relating to portfolio securities are provided as an Appendix to the Fund's Statement of Additional Information. The Statement of Additional Information can be obtained free of charge by calling the Fund at 1-800-368-2745, by visiting the Calvert website at www.calvert.com; or by visiting the SEC's website at www.sec.gov.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund's website at www.calvert.com and on the SEC's website at www.sec.gov.

Availability of Quarterly Portfolio holdings

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund's Form N-Q is available on the SEC's website at www.sec.gov. The Fund's Form N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC;  information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Basis for Board's Approval of Investment Advisory Contract

At a meeting held on December 5, 2007, the Board of Trustees, and by a separate vote, the disinterested Trustees, approved the continuance of the Investment Advisory Agreement between the Trust and the Advisor with respect to the Fund.

In evaluating the Investment Advisory Agreement, the Board considered a variety of information relating to the Fund and the Advisor. The disinterested Trustees reviewed a report prepared by the Advisor regarding various services provided to the Fund by the Advisor and its affiliates. Such report included, among other data, information regarding the Advisor's personnel and the Advisor's revenue and cost of providing services to the Fund, and a separate report prepared by an independent third party, which provided a statistical analysis comparing the Fund's investment performance, expenses, and fees to comparable mutual funds.

The disinterested Trustees were separately represented by independent legal counsel with respect to their consideration of the reapproval of the Investment Advisory Agreement. Prior to voting, the disinterested Trustees reviewed the proposed continuance of the Investment Advisory Agreement with management and also met in private sessions with their counsel at which no representatives of management were present.

In the course of its deliberations regarding the Investment Advisory Agreement, the Board considered the following factors, among others: the nature, extent and quality of the services provided by the Advisor, including the personnel providing such services; the Advisor's financial condition; the level and method of computing the Fund's advisory fee; comparative performance, fee and expense information for the Fund; the profitability of the Calvert Group of Funds to the Advisor; the direct and indirect benefits, if any, derived by the Advisor from its relationship with the Fund; the effect of the Fund's growth and size on the Fund's performance and expenses; the affiliated distributor's process for monitoring sales load breakpoints; the Advisor's compliance programs and policies; the Advisor's performance of substantially similar duties for other funds; and any possible conflicts of interest.

In considering the nature, extent and quality of the services provided by the Advisor under the Investment Advisory Agreement, the Board reviewed information provided by the Advisor relating to its operations and personnel, including, among other information, biographical information on the Advisor's investment, supervisory and professional staff and descriptions of its organizational and management structure. The Board also took into account similar information provided periodically throughout the previous year by the Advisor as well as the Board's familiarity with management through Board of Trustees' meetings, discussions and other reports. The Board considered the Advisor's management style and its performance in employing its investment strategies as well as its current level of staffing and overall resources. The Advisor's administrative capabilities, including its ability to supervise the other service providers for the Fund, were also considered. The Board concluded that it was satisfied with the nature, extent and quality of services provided to the Fund by the Advisor under the Investment Advisory Agreement.

In considering the Fund's performance, the Board noted that it reviewed on a quarterly basis detailed information about the Fund's performance results, portfolio composition and investment strategies. The Board also reviewed various comparative data provided to it in connection with its consideration of the renewal of the Investment Advisory Agreement, including, among other information, a comparison of the Fund's total return with its benchmark and with that of other mutual funds deemed to be in its peer group by an independent third party in its report. This comparison indicated that for the six-month annualized period ended June 30, 2007, the Fund underperformed its peer group. The Trustees noted the Fund's recent inception date. Based upon its review, the Board concluded that the Fund's performance was satisfactory.

In considering the Fund's fees and expenses, the Board compared the Fund's fees and total expense ratio with various comparative data for the funds in its peer group. Among other findings, the data indicated that the Fund's advisory fee (after taking into account waivers and reimbursements) was below the median of its peer group and that total expenses (net of waivers and reimbursements) were below the median of its peer group. The Board also took into account the Advisor's current undertakings to maintain expense limitations for the Fund, noting that the Advisor was currently reimbursing fund expenses in excess of the entire advisory fee for Class A shares. Based upon its review, the Board concluded that the advisory fee was reasonable in view of the high quality of services received by the Fund from the Advisor, and the other factors considered.

The Board reviewed the Advisor's profitability on a portfolio-by-portfolio basis. In reviewing the overall profitability of the advisory fee to the Fund's Advisor, the Board also considered the fact that affiliates of the Advisor provided shareholder servicing and administrative services to the Fund for which they received compensation. The information considered by the Board included Calvert's operating profit margin information both before and after tax expenses with respect to the services that the Advisor and its affiliates provided to the Calvert Group of Funds complex. The Board reviewed the profitability of the Advisor's relationship with the Fund in terms of the total amount of annual advisory fees it received with respect to the Fund and whether the Advisor had the financial wherewithal to continue to provide a high level of services to the Fund. The Board also noted the Advisor's current undertaking to maintain expense limitations for the Fund's Class A shares. The Board also noted that the Advisor had reimbursed expenses of the Fund. The Trustees also considered that the Advisor derived benefits to its reputation and other indirect benefits from its relationship with the Fund. Based upon its review, the Board concluded that the Advisor's level of profitability from its relationship with the Fund was reasonable.

The Board considered the effect of the Fund's growth and size on its performance and expenses. The Board noted that given the Fund's current level of assets, the Fund was unlikely to recognize economies of scale by implementing a breakpoint in the advisory fee schedule. The Board concluded that adding breakpoints to the advisory fee at specified asset levels would not be appropriate at this time given the Fund's current size.

In reapproving the Investment Advisory Agreement, the Board, including the disinterested Trustees, did not identify any single factor as controlling, and each Trustee attributed different weight to various factors.

Conclusions

The Board reached the following conclusions regarding the Investment Advisory Agreement, among others: (a) the Advisor has demonstrated that it possessed the capability and resources to perform the duties required of it under the Investment Advisory Agreement; (b) the Advisor maintains appropriate compliance programs; (c) performance of the Fund is satisfactory relative to the performance of funds with similar investment objectives and to relevant indices; (d) the Advisor is likely to execute its investment strategies consistently over time; and (e) the Fund's advisory fee is reasonable relative to those of similar funds and to the services to be provided by the Advisor. Based on its conclusions, the Board determined that reapproval of the Investment Advisory Agreement would be in the best interests of the Fund and its shareholders.

Calvert Ultra-Short Floating Income Fund

To Open an Account
800-368-2748

Yields and Prices
Calvert Information Network
(24 hours, 7 days a week)
800-368-2745

Service for Existing Account
Shareholders: 800-368-2745
Brokers: 800-368-2746

TDD for Hearing Impaired
800-541-1524

Branch Office
4550 Montgomery Avenue
Suite 1000 North
Bethesda, Maryland 20814

Registered, Certified
or Overnight Mail
Calvert Group
c/o BFDS
330 West 9th Street
Kansas City, MO 64105

Web Site
http://www.calvert.com

Note: The information on our website is not incorporated by reference into this report; our website address is included as an inactive textual reference only.

Principal Underwriter
Calvert Distributors, Inc.
4550 Montgomery Avenue
Suite 1000 North
Bethesda, Maryland 20814

This report is intended to provide fund information to shareholders. It is not authorized for distribution to prospective investors unless preceded or accompanied by a prospectus.

Calvert's Family of Funds

Tax-Exempt Money Market Funds
CTFR Money Market Portfolio

Taxable Money Market Funds
First Government Money Market Fund
CSIF Money Market Portfolio

Municipal Funds
CTFR Limited-Term Portfolio
CTFR Long-Term Portfolio
CTFR Vermont Municipal Portfolio
National Muni. Intermediate Fund

Taxable Bond Funds
CSIF Bond Portfolio
Income Fund
Short Duration Income Fund
Long-Term Income Fund
Ultra-Short Floating Income Fund

Equity Funds
CSIF Enhanced Equity Portfolio
CSIF Equity Portfolio
Calvert Large Cap Growth Fund
Capital Accumulation Fund
CWV International Equity Fund
New Vision Small Cap Fund
Calvert Social Index Fund
Calvert Small Cap Value Fund
Calvert Mid Cap Value Fund
Calvert Global Alternative Energy Fund
Calvert International Opportunities Fund

Balanced and Asset Allocation Funds
CSIF Balanced Portfolio
Calvert Conservative Allocation Fund
Calvert Moderate Allocation Fund
Calvert Aggressive Allocation Fund

printed on recycled paper using soy-based inks


Item 2. Code of Ethics.

Not applicable.

Item 3. Audit Committee Financial Expert.

Not applicable.

Item 4. Principal Accountant Fees and Services.

Not applicable.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Schedule of Investments.

This Schedule is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

No material changes to the procedures by which shareholders may recommend nominees to the registrant's Board of Trustees since registrant last provided disclosure in response to this Item.

Item 11. Controls and Procedures.

(a) The principal executive and financial officers concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the 1940 Act) are effective, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rules 13a-15(b) or 15d-15(b) under the Exchange Act, as of a date within 90 days of the filing date of this report.

(b) There was no change in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant's second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Not applicable.

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Act (17 CFR 270.30a-2).

Attached hereto.

(a)(3) Not applicable.

(b) A certification for the registrant's Principal Executive Officer and Principal Financial Officer, as required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached hereto. The certification furnished pursuant to this paragraph is not deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liability of that section. Such certification is not deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent that the registrant specifically incorporates it by reference.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

THE CALVERT FUND

By:	/s/ Barbara J. Krumsiek Barbara J. Krumsiek President -- Principal Executive Officer
Date:	May 29, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

/s/ Barbara J. Krumsiek
Barbara J. Krumsiek
President -- Principal Executive Officer
Date:   May 29, 2008

/s/ Ronald M. Wolfsheimer
Ronald M. Wolfsheimer
Treasurer -- Principal Financial Officer
Date:   May 29, 2008